UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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CRYOLIFE, INC.

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1655 ROBERTS BOULEVARD, NW

KENNESAW, GEORGIA 30144

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO THE STOCKHOLDERS OF CRYOLIFE, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of CRYOLIFE, INC. (the “Annual Meeting”) will be held at CryoLife, Inc.’s Corporate Headquarters, 1655 Roberts Boulevard, NW, Kennesaw, Georgia 30144, on May 20, 2015 at 10:00 a.m., Atlanta time, for the following purposes:

1.	To elect as Directors the eight nominees named in the attached proxy statement to serve until the next Annual Meeting of Stockholders or until their successors are elected and have been qualified.

2.

To approve, by non-binding vote, the compensation paid to CryoLife’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion.

3.	To approve certain amendments to the CryoLife, Inc. Second Amended and Restated 2009 Stock Incentive Plan.

4.	To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm for the company for the fiscal year ending December 31, 2015.

5.	To transact such other business as may be properly brought before the meeting or any adjournments thereof.

Only record holders of CryoLife’s common stock at the close of business on March 18, 2015, will be eligible to vote at the meeting. Your attendance at the Annual Meeting is very much desired. However, if there is any chance you may not be able to attend the meeting, please execute, complete, date, and return the enclosed proxy card in the envelope provided or vote by telephone or internet as directed on the enclosed proxy card. If you attend the meeting, you may revoke your proxy and vote in person.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on May 20, 2015. Pursuant to rules promulgated by the Securities and Exchange Commission, we have elected to provide access to our proxy materials both by: (i) sending you this full set of proxy materials, including a proxy card; and (ii) notifying you of the availability of our proxy materials on the internet. This proxy statement, the related proxy card, and our 2014 Annual Report to Stockholders are available on our corporate website and may be accessed at www.cryolife.com by clicking on “About CryoLife,” then “Investor Relations,” and then “Annual Meeting Materials.” In accordance with such rules, we do not use “cookies” or other software that identifies visitors accessing these materials on our website.

By Order of the Board of Directors:

J. PATRICK MACKIN
Chairman, President, and Chief Executive Officer

Date: April 20, 2015

A copy of CryoLife’s 2014 Annual Report to Stockholders, which includes CryoLife’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, containing financial statements, is enclosed.

CRYOLIFE, INC.  |  2015 Proxy Statement

1655 ROBERTS BOULEVARD, NW

KENNESAW, GEORGIA 30144

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

This proxy statement is furnished for the solicitation of proxies by the Board of Directors of CryoLife, Inc. (“CryoLife,” the “company,” “we,” “our,” or “us”) for CryoLife’s Annual Meeting of Stockholders to be held on May 20, 2015, at 10:00 a.m., Atlanta time. The meeting will be held in the auditorium at CryoLife Corporate Headquarters, 1655 Roberts Boulevard, NW, Kennesaw, Georgia 30144. The sending in of a signed proxy will not affect a stockholder’s right to attend the meeting and vote in person. A signed proxy may be revoked by the sending in of a timely, but later dated, signed proxy. Any stockholder sending in or completing a proxy may also revoke it at any time before it is exercised by giving timely notice to Roger T. Weitkamp, Assistant Secretary, CryoLife, Inc., 1655 Roberts Boulevard, NW, Kennesaw, Georgia 30144 (770) 419-3355.

Holders of record of CryoLife’s common stock at the close of business on March 18, 2015 will be eligible to vote at the meeting. CryoLife’s stock transfer books will not be closed. At the close of business on March 18, 2015, CryoLife had outstanding a total of 29,567,386 shares of common stock, excluding a total of 1,229,619 shares of treasury stock held by CryoLife, which are not entitled to vote. Each outstanding share of common stock will be entitled to one vote, non-cumulative, at the meeting.

Other than the matters set forth herein, management is not aware of any other matters that may come before the meeting. If any other business should be properly brought before the meeting, the persons named on the enclosed proxy card will have discretionary authority to vote the shares represented by the effective proxies and intend to vote them in accordance with their best judgment.

This proxy statement and the attached proxy card were first mailed to stockholders on behalf of CryoLife on or about April 20, 2015. Properly executed proxies, timely returned, will be voted as indicated by the stockholder where the person solicited specifies a choice with respect to any matter to be acted upon at the meeting. If the person solicited does not specify a choice with respect to election of Directors, approval of the compensation paid to CryoLife’s named executive officers, approval of certain amendments to the CryoLife, Inc. Second Amended and Restated 2009 Stock Incentive Plan, or ratification of the company’s independent registered public accounting firm, the shares will be voted for management’s nominees for election as Directors, for approval of the compensation paid to CryoLife’s named executive officers, for approval of certain amendments to the CryoLife, Inc. Second Amended and Restated 2009 Stock Incentive Plan, and for ratification of the company’s independent registered public accounting firm. In addition to the solicitation of proxies by the use of the mails, Directors and officers of CryoLife may solicit proxies on behalf of management by telephone, email, and personal interview. Such persons will receive no additional compensation for their solicitation activities, and will be reimbursed only for their actual expenses incurred. CryoLife has requested brokers and nominees who hold stock in their names to furnish this proxy material to their customers, and CryoLife will reimburse such brokers and nominees for their related out-of-pocket expenses. The costs of soliciting proxies will be borne by CryoLife.

VOTING PROCEDURES AND VOTE REQUIRED

The Assistant Secretary of CryoLife, in consultation with the inspector of election, who will be an employee of CryoLife’s transfer agent, shall determine the eligibility of persons present at the Annual Meeting to vote and whether the name signed on each proxy card corresponds to the name of a stockholder of CryoLife. The Assistant Secretary, based on such consultation, shall also determine whether or not a quorum of the shares of common stock of CryoLife, consisting of a majority of the shares entitled to vote at the Annual Meeting, exists at the Annual Meeting. Abstentions from voting

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will be counted for the purpose of determining the presence or absence of a quorum for the transaction of business. Broker non-votes will be disregarded with respect to all proposals. A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting authority and has not received voting instructions from the beneficial owner.

Nominees for election as Directors will be elected by a plurality of the votes cast by the holders of shares entitled to vote in the election. Since there are eight Directorships to be filled, this means that the eight individuals receiving the most votes will be elected. Abstentions and broker non-votes will therefore not be relevant to the outcome.

The advisory votes cast for the approval of the compensation paid to CryoLife’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion, must exceed the votes cast against the approval of such compensation in order for it to be approved. Accordingly, abstentions and broker non-votes will not be relevant to the outcome.

The affirmative vote of a majority of the votes cast, either for or against by the holders of the shares of common stock voting in person or by proxy at the meeting is required to approve the proposed amendments to the CryoLife, Inc. Second Amended and Restated 2009 Stock Incentive Plan, in order to comply with the requirements of Florida law, the company’s Bylaws, and applicable requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder. Accordingly, abstentions and broker non-votes will not be relevant to the outcome.

The votes cast for the ratification of the appointment of Ernst & Young LLP as CryoLife’s independent registered accounting firm must exceed the votes cast against the ratification in order for it to be approved. Accordingly, abstentions and broker non-votes will not be relevant to the outcome.

Shares represented at the annual meeting in person or by proxy are counted for quorum purposes, even if they are not voted on one or more matters. Please note that brokers holding shares for a beneficial owner that have not received voting instructions with respect to the ratification of the appointment of Ernst & Young LLP will have discretionary voting authority with respect to this matter; however, such brokers who do not receive voting instructions with respect to the election of Directors, the approval of the compensation paid to CryoLife’s named executive officers, and the approval of certain amendments to the CryoLife, Inc. Second Amended and Restated 2009 Stock Incentive Plan may not vote the beneficial owner’s shares with respect to these matters.

There are no rights of appraisal or similar dissenters’ rights with respect to any matter to be acted upon pursuant to this proxy statement.

ANNUAL MEETING ADMISSION

Attendance at the Annual Meeting will be limited to stockholders as of the record date, their authorized proxy holders, and guests of CryoLife. Admission will be by ticket only. If you are a registered stockholder (your shares are held of record in your name) and plan to attend the meeting, please detach your Admission Ticket from the top portion of the proxy card and bring it with you to the meeting. If you are a beneficial owner (your shares are held in the name of a bank, broker, or other holder of record) and you plan to attend the meeting, you can obtain an Admission Ticket in advance by writing to Roger T. Weitkamp, Assistant Secretary, CryoLife, Inc., 1655 Roberts Boulevard, NW, Kennesaw, Georgia 30144. Please be sure to enclose proof of ownership, such as a bank or brokerage account statement. Stockholders and proxy holders who do not obtain tickets in advance may obtain them upon verification of ownership or proxy authority at the reception desk on the day of the meeting. Tickets may be issued to others at the discretion of CryoLife. If you are a beneficial owner, in order to vote your shares at the meeting you must obtain a proxy from the record holder of your shares.

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RECOMMENDATIONS OF THE BOARD OF DIRECTORS

The Board of Directors of CryoLife recommends a vote “FOR” the election of each nominee for Director named below, “FOR” approval of the compensation paid to CryoLife’s named executive officers, “FOR” approval of the proposed amendments to the CryoLife, Inc. Second Amended and Restated 2009 Stock Incentive Plan, and “FOR” ratification of the independent registered public accounting firm.

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PROPOSAL ONE – ELECTION OF DIRECTORS

Directors of CryoLife elected at the Annual Meeting to be held on May 20, 2015, will hold office until the next Annual Meeting or until their successors are elected and have been qualified. As discussed at Potential Payments Upon Termination or Change of Control – Employment, Separation and Release, and Change of Control Agreements – Separation Agreement with Steven G. Anderson beginning on page 75, Steven G. Anderson, the company’s former Executive Chairman of the Board, retired from the company and as a member of the Board as of April 9, 2015. Accordingly, he will not stand for reelection as a director at the Annual Meeting.

Director Nominees

Each of the nominees is currently a Director of CryoLife and has consented to serve on the Board of Directors, if elected. Should any nominee for the office of Director become unable to accept nomination or election, it is the intention of the persons named on the proxy card, unless otherwise specifically instructed in the proxy, to vote for the election of such other person as the Board may recommend.

The following table sets forth the name and age of each nominee, the period during which each such person has served as a Director, the number of shares of CryoLife’s common stock beneficially owned, either directly or indirectly, by such person, and the percentage of outstanding shares of CryoLife’s common stock such ownership represented at the close of business on March 18, 2015, according to information received by CryoLife. None of the shares of stock noted below are subject to a pledge or similar arrangement.

Name of Nominee	Director Since	Age	Shares of CryoLife Stock Beneficially Owned(1) (#)	Percentage of Outstanding Shares of CryoLife Stock (%)
Thomas F. Ackerman	2003	60	75,000(2)	*
James S. Benson	2005	75	70,000(2)	*
Daniel J. Bevevino	2003	55	75,000(2)	*
Ronald C. Elkins, M.D.	1994	78	89,500(2)	*
Ronald D. McCall, Esq.	1984	78	163,162(3)	*
J. Patrick Mackin	2014	48	280,832(4)	*
Harvey Morgan	2008	73	66,250(5)	*
Jon W. Salveson	2012	50	55,000(2)	*

*	Ownership represents less than 1% of the outstanding shares of CryoLife common stock.

(1)	Except as otherwise noted, the nature of the beneficial ownership for all shares is sole voting and investment power.

(2)	Includes 10,000 shares of unvested restricted stock.

(3)	Includes 16,000 shares of common stock owned of record by Ms. Marilyn B. McCall, Mr. McCall’s spouse, and 10,000 shares of unvested restricted stock.

(4)

Amount represents shares of unvested restricted stock and performance-based restricted stock subject to forfeiture that Mr. Mackin holds as of March 18, 2015. This amount does not include performance stock units granted in February 2015 (30,832 shares to be earned if underlying performance conditions are satisfied at target), which had not vested as of March 18, 2015, and will not vest within 60 days thereafter. For additional details regarding Mr. Mackin’s equity awards, see Grants of Plan-Based Awards – Employment Agreement with J. Patrick Mackin beginning on page 55.

(5)	Includes 28,000 shares held by Ms. Suzanne B. Morgan, Mr. Morgan’s spouse, and 10,000 shares of unvested restricted stock.

Director Nominee Qualifications and Biographical Information

Thomas F. Ackerman has served as a Director of CryoLife since December 2003. Mr. Ackerman is Executive Vice President and Chief Financial Officer of Charles River Laboratories International, Inc. (NYSE: CRL), a position he has held since 2005. Charles River Laboratories is a leading global provider of solutions that accelerate the early-stage

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drug discovery and development process, with a focus on in vivo biology, including research models and services required to enable in vivo drug discovery and development. From 1999 to 2005, he served as Senior Vice President and Chief Financial Officer, and from 1996 to 1999, he served as Vice President and Chief Financial Officer of Charles River Laboratories, where he has been employed since 1988. Mr. Ackerman is a Director of the University of Massachusetts Amherst Foundation. Mr. Ackerman received a B.S. in Accounting from the University of Massachusetts and became a certified public accountant in 1979 (his license is currently inactive).

The Board has determined that Mr. Ackerman should serve as a Director of CryoLife because of his expertise in accounting and financial reporting, particularly in the biotechnology industry.

James S. Benson has served as a Director of CryoLife since December 2005. Mr. Benson retired from the Advanced Medical Device Association (“AdvaMed”, formerly known as The Health Industry Manufacturers Association, “HIMA”) in July 2002 as Executive Vice President for Technical and Regulatory Affairs. He was employed by AdvaMed from January 1993 through June 2002. Prior to that, he was employed by the Food and Drug Administration (“FDA”) for 20 years, where he held a number of senior positions. He retired from the FDA as Director of the Center for Devices and Radiological Health (“CDRH”) in December of 1992. Prior to his position as Center Director, he served as Deputy Commissioner from July 1988 through July 1991. During that period, he served as Acting Commissioner for one year, from December 1989 through November 1990. Prior to his position as Deputy Commissioner, he served as Deputy Director of the CDRH from 1978 to 1982. He served as a director and presiding director of Cytomedix from 2004 through 2013. Mr. Benson received a B.S. in Civil Engineering from the University of Maryland in 1962 and an M.S. in Nuclear Engineering from the Georgia Institute of Technology in 1969.

The Board has determined that Mr. Benson should serve as a Director of CryoLife because of his past business experience in the biotechnology and medical device industries, from both an FDA and industry perspective; his distinguished tenure with the FDA, as well as the particular knowledge and expertise he acquired in these positions with respect to regulatory issues in the healthcare field; and his experience as a director and committee chair.

Daniel J. Bevevino has served as a Director of CryoLife since December 2003. From 1996 until March of 2008, Mr. Bevevino served as the Vice President and Chief Financial Officer of Respironics, Inc. (Nasdaq: RESP), a company that develops, manufactures, and markets medical devices used primarily for the treatment of patients suffering from sleep and respiratory disorders, where he was employed since 1988. In March 2008, Respironics was acquired by Royal Philips Electronics (NYSE: PHG), whose businesses include a variety of medical solutions including medical diagnostic imaging and patient monitoring systems, as well as businesses focused on energy efficient lighting and consumer products. From March 2008 to December 31, 2009, Mr. Bevevino was employed by Philips as the Head of Post-Merger Integration – Respironics, as well as in various operating capacities, to help facilitate the integration of the combined companies. He is currently an independent consultant providing interim chief financial officer services in the life sciences industry, and he currently serves as a director of one of the companies for which he provides services. He began his career as a certified public accountant with Ernst & Young (his license is currently inactive). Mr. Bevevino received a B.S. in Business Administration from Duquesne University and an MBA from the University of Notre Dame.

The Board has determined that Mr. Bevevino should serve as a Director of CryoLife because of his expertise in accounting and financial reporting, particularly in the medical device industry.

Ronald C. Elkins, M.D. has served as a Director of CryoLife since January 1994. Dr. Elkins is Professor Emeritus, Section of Thoracic and Cardiovascular Surgery, University of Oklahoma Health Sciences Center. Dr. Elkins has been a physician at the Health Science Center since 1971, and was Chief, Section of Thoracic and Cardiovascular Surgery, from 1975 to 2002. Dr. Elkins is a graduate of the University of Oklahoma and Johns Hopkins Medical School.

The Board has determined that Dr. Elkins should serve as a Director of CryoLife because of his education and experience in the medical field, particularly with respect to cardiovascular surgery.

J. Patrick Mackin assumed the position of President and Chief Executive Officer of CryoLife in September 2014, he was appointed to the CryoLife Board in October 2014, and he was appointed Chairman of the Board in April 2015. Mr. Mackin has more than 20 years of experience in the medical device industry. Prior to joining CryoLife, Mr. Mackin served as President of Cardiac Rhythm Disease Management, the largest operating division of Medtronic, Inc., from August 2007 to August 2014. At Medtronic, he previously held the positions of Vice President, Vascular, Western Europe and Vice President and General Manager, Endovascular Business Unit. Prior to joining Medtronic in 2002, Mr. Mackin worked for six years at Genzyme, Inc. serving as Senior Vice President and General Manager for the Cardiovascular Surgery Business Unit and as Director of Sales, Surgical Products division. Before joining Genzyme, Mr. Mackin spent four years at

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Deknatel/Snowden-Pencer, Inc. in various roles and three years as a First Lieutenant in the U.S. Army. Mr. Mackin received an MBA from the Kellogg Graduate School of Management at Northwestern University and is a graduate of the U.S. Military Academy at West Point.

The Board has determined that Mr. Mackin should serve as Director of CryoLife because of his business acumen and substantial worldwide experience in the medical device industry. In addition, the Board believes that it is appropriate and useful to have the President and Chief Executive Officer of CryoLife serve as a member of the Board.

Ronald D. McCall, Esq. has served as a Director of CryoLife since January 1984. From 1985 to the present, Mr. McCall has been the owner of the law firm of Ronald D. McCall, P.A., based in Tampa, Florida. Mr. McCall was admitted to the practice of law in Florida in 1961. Mr. McCall received a B.A. and a J.D. from the University of Florida.

The Board has determined that Mr. McCall should serve as a Director of CryoLife because of his legal training and experience. Also, the Board believes that his long-standing involvement with CryoLife provides him with a unique perspective on current issues facing the company.

Harvey Morgan has served as a Director of CryoLife since May 2008. Mr. Morgan has more than 40 years of investment banking experience, with significant expertise in strategic advisory services, mergers and acquisitions, private placements, and underwritings. He served as a Managing Director of the investment banking firm Bentley Associates, L.P. from 2004 to December 31, 2012, and from 2001 to 2004 he was a Principal of Shattuck Hammond Partners, an independent investment banking and financial advisory firm. Mr. Morgan also serves on the Board of Family Dollar Stores, Inc. (NYSE: FDO) and previously served on the Board of Cybex International, Inc. (Nasdaq: CYBI). Mr. Morgan received his undergraduate degree from The University of North Carolina at Chapel Hill and an MBA from The Harvard Business School.

The Board has determined that Mr. Morgan should serve as a Director of CryoLife because of his past business experience, particularly with respect to investment banking and capital markets.

Jon W. Salveson has served as a Director of CryoLife since May 2012. Mr. Salveson is the Vice Chairman, Investment Banking and Chairman of the Healthcare Investment Banking Group at Piper Jaffray Companies (NYSE: PJC). He joined Piper Jaffray in 1993 as an associate, was elected Managing Director in 1999, and was named the Group Head of Piper Jaffray’s international healthcare investment banking group in 2001. Mr. Salveson was appointed Global Head of Investment Banking and a member of the Executive Committee of Piper Jaffray in 2004, and has served in his present position as Vice Chairman, Investment Banking since July 2010. Mr. Salveson also serves on the Board of Sunshine Heart, Inc. (NASDAQ: SSH). Mr. Salveson received his undergraduate degree from St. Olaf College and an M.M.M. in finance from the Kellogg Graduate School of Management at Northwestern University.

The Board has determined that Mr. Salveson should serve as a Director of CryoLife because of his considerable experience in investment banking in the healthcare industry. Mr. Salveson has advised CryoLife in particular with respect to numerous transactions.

CORPORATE GOVERNANCE

Information About the Board of Directors

Our Board of Directors believes that the purpose of corporate governance is to maximize stockholder value in a manner consistent with legal requirements and the highest standards of integrity. The Board has adopted and adheres to corporate governance practices that the Board and senior management believe promote this purpose, are sound, and represent best practices. The Board reviews these practices on an ongoing basis and revises them as appropriate.

Director Independence

The Board has adopted certain categorical standards which provide that the following relationships will be considered material relationships that would impact a Director’s independence, measured consistently with the NYSE’s interpretation of independence in Section 303A.02 of the NYSE’s listing standards:

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•

The Director is or was, within the preceding three years, employed by us, or an immediate family member of the Director is or was, within the preceding three years, employed by us, as an executive officer

•

The Director or an immediate family member of the Director received more than $120,000 per year in direct compensation from us over any twelve-month period within the preceding three years, other than Director and committee fees and pension or other forms of deferred compensation for prior service, provided such compensation is not contingent in any way on continued service

•

The Director is a current partner or employee of our present internal or external auditors or within the last three years was a partner or employee of a firm that was our internal or external auditor and personally worked on our audit within that time

•

An immediate family member of the Director is a current partner at our present internal or independent auditors, or an immediate family member of the Director is a current employee of our present internal or independent auditors who personally works on our audit, or within the last three years, an immediate family member of the Director was a partner or employee of a firm that was our internal or external auditor and personally worked on our audit within that time

•

The Director or an immediate family member of the Director is or was, within the last three years, employed as an executive officer of another company where any of our current executive officers serve or served on that company’s compensation committee

•

The Director is a current executive officer or employee, or an immediate family member of the Director is a current executive officer, of another company that makes payments to or receives payments from us, for property or services in an amount which, in any of the last three fiscal years, exceeded the greater of $1 million or 2% of the other company’s consolidated gross revenues (Contributions to tax-exempt organizations are not considered payments for purposes of this standard, but we will disclose in our annual proxy statement any such contributions we make to any tax-exempt organization in which any independent director serves as an executive officer if, within the preceding three years, contributions in any single fiscal year from us to the organization exceeded the greater of $1 million or 2% of the tax-exempt organization’s consolidated gross revenues. We have no such contributions to disclose at this time. The Board of Directors will consider the materiality of any such relationship in evaluating the independence of any such Director.)

In addition to qualifying as “independent” within the meaning of NYSE rules, each member of the Compensation Committee must be a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and at least two members of the Compensation Committee must be “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder. In determining the independence of any Director who will serve on the Compensation Committee, the Board will consider all factors specifically relevant to determining whether such Director has a relationship with us that is material to the Director’s ability to be independent from management in connection with the duties of a Compensation Committee member, including, but not limited to (i) the source of compensation of such Director, including any consulting, advisory, or other compensatory fee paid by us to the Director, and (ii) whether such Director is affiliated with us, one of our subsidiaries, or an affiliate of one of our subsidiaries.

The Board has adopted categorical standards that provide that the following commercial or charitable relationships will not be considered to be material relationships that would impair a Director’s independence:

•

If a CryoLife Director is a partner, executive officer, or controlling stockholder of another company or business that does business with us, and the annual amount paid to, or received from, us in the preceding calendar year, or expected to be paid or received in the current calendar year, is less than $120,000 and is also less than fifteen percent of the annual revenues of the other company or business in that year

•

If a CryoLife Director provides professional services to CryoLife, such as legal, investment banking, or consulting services, either individually or through a personal corporation, and the annual amount received from us in the preceding calendar year, or expected to be received in the current calendar year, is less than $120,000 and is also less than fifteen percent of the gross annual income of the Director in the year received

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•

If a CryoLife Director is an executive officer of another company that is indebted to us, or to which we are indebted, and the total amount of either company’s indebtedness to the other is less than five percent of the total consolidated assets of the other company

•

If a CryoLife Director serves as an officer, director, or trustee of a charitable organization, and our discretionary charitable contributions to the organization are less than two percent of its total annual charitable receipts. Any automatic matching of employee charitable contributions by us pursuant to an established CryoLife program will not be included in the amount of our contributions for this purpose

In connection with its annual review, and based on the information available to it, the Board determined that none of Messrs. Ackerman, Benson, Bevevino, McCall, and Morgan and Dr. Elkins has a material relationship with CryoLife, and that they each therefore qualify as independent Directors under the NYSE’s current Listing Standards.

Other than Mr. Ackerman and Dr. Elkins, none of the Directors who were determined to be independent has any relationships with us or our management other than his position on our Board of Directors.

Mr. Ackerman is the Executive Vice President and Chief Financial Officer of Charles River Laboratories International, Inc. CryoLife has made purchases from Charles River Laboratories relating to supplies for certain of its clinical trials in each of the last several years and anticipates doing so in the current year. The amount of these purchases falls within the categorical standards for commercial relationships described above that are not considered to be material relationships that would impair a Director’s independence. The Board determined that Mr. Ackerman’s relationship with Charles River Laboratories is not a material relationship that could impair his independence as it relates to his Director relationship with CryoLife. Purchases from Charles River Laboratories were made on an arm’s-length basis. It is the Board’s understanding that Mr. Ackerman’s compensation is in no way impacted by the size or amount of the business transacted between the two companies.

Dr. Elkins is a former Chief of the Section of Thoracic and Cardiovascular Surgery at the University of Oklahoma Health Sciences Center and is a Professor Emeritus of the Center. In 2014, the Center paid CryoLife for tissue preservation services and BioGlue® provided by CryoLife. Dr. Elkins’ son, Charles Craig Elkins, M.D., is a cardiac surgeon who has implanted CryoLife preserved cardiac tissues at Integris Baptist Medical Center in Oklahoma City. Integris Baptist Medical Center, along with the Integris SW Medical Center, paid CryoLife for tissue preservation services and BioGlue in 2014, and we expect this relationship to continue. The Board considered these relationships and determined that they are not material relationships that could impair Dr. Elkins’s independence.

The Board’s Right to Retain Advisors

The Board has authorized the independent members of the Board, as a group, to retain their own advisors to the extent they deem it appropriate, subject to the approval of the Presiding Director.

Board Leadership Structure

The President and Chief Executive Officer of CryoLife serves as the Chairman of the Board. The Board believes that this structure promotes fluid communication and coordination between the Board and management. Also, the Board believes that Mr. Mackin is well-suited to fill his management and Board roles, and that the Board benefits from his serving these dual roles.

In order to foster Board independence from management, the Board’s leadership structure also includes a Presiding Director, a position held by an independent Director. Mr. McCall assumed the role of Presiding Director in December 2005. The Presiding Director has frequent contact with Mr. Mackin and other members of management on a broad range of matters and has additional corporate governance responsibilities for the Board, including:

•	Acting as chairman of, coordinating, developing agendas for, and moderating each of the non-management Director executive sessions

•	Presiding at Board meetings when the Chairman of the Board is not present

•	Receiving and processing communications from concerned parties wishing to contact the non-management Directors

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•	Preparing the agenda for each Board and committee meeting

•	Coordinating the activities of the non-employee and independent Directors

•	Determining appropriate schedules for Board meetings

•	Encouraging the non-employee and independent Directors to perform their duties responsibly while not interfering with the flow of the company’s operations

•

Assessing the quality, quantity, and timeliness of the flow of information from the company’s management that is necessary for the non-employee and independent Directors to effectively and responsibly perform their duties

•	Directing the retention of consultants who report directly to the Board

•	Overseeing the Nominating and Corporate Governance Committee’s activities with respect to compliance with, and implementation of, the company’s corporate governance policies

•

Overseeing the Audit and Regulatory Affairs and Quality Assurance Policy Committees’ activities respecting compliance with, and implementation of, the company’s policies and procedures for the development and implementation of improved safety processes and procedures for new and existing products

•	Acting as principal liaison between the non-employee and independent Directors and the CEO on sensitive issues

•	Evaluating, along with the members of the Compensation Committee and the Nominating and Corporate Governance Committee, the CEO’s performance and meeting with the CEO to discuss the Board’s evaluation

•	Overseeing the recommendations regarding membership of the various Board committees, as well as selection of the committee chairpersons, by the Nominating and Corporate Governance Committee

•	Having the authority to retain such counsel or consultants as the Presiding Director deems necessary to perform his responsibilities

The Board’s Role in Risk Oversight

The Board believes that risk is a necessary component of a healthy company; however, one of the primary oversight functions of the Board is to ensure that CryoLife maintains an appropriate level of risk, commensurate with both the short-term and long-term goals of the company, and that we do not incentivize excessive or inappropriate risk taking in any area of our company. In order to effectively fulfill this role, the Board relies on various individuals and committees within management and among our Directors. Management is primarily responsible for risk management, and management reports directly to the Audit Committee and the Board with respect to risk management.

Because some hazards are more likely to be initially perceived by employees involved in the day-to-day aspects of our company, we have established within our Code of Business Conduct and Ethics a process by which employees can report violations of the Code or the law to our General Counsel, or if the violation involves the General Counsel, to the Chairman of the Board. Employees may also report violations or raise any questions or concerns to their supervisors, through the mail or online (including anonymously), or via a hotline. Other problematic issues may first be recognized by senior level management. In such instances, the Presiding Director may be contacted directly by any concerned party, and he or she can act as a liaison with the non-management Directors.

While some problems will necessarily be “reported up” from employees and management, the Board also believes that its committees should function to eliminate inappropriate levels of risk within their respective areas of delegated authority. The Compensation Committee is responsible for ensuring that our executive compensation policies and practices do not incentivize excessive or inappropriate risk-taking by employees or Directors. The Audit Committee is primarily responsible for coordination with our independent registered public accounting firm, establishment and maintenance of our internal controls, operation of our internal audit, and various regulatory and compliance functions. The Nominating and Corporate Governance Committee monitors risk by ensuring that proper corporate governance standards are maintained and that the Board is comprised of qualified Directors. The Regulatory Affairs and Quality Assurance Policy Committee assists the Audit Committee with its regulatory and compliance function.

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As part of the Board’s risk oversight function, the Compensation Committee has ongoing responsibilities with respect to our executive compensation policies and programs. The Compensation Committee and management have reviewed our compensation policies and practices as they relate to all CryoLife employees, with particular focus on the incentives they may create and any mitigating factors that may reduce the likelihood of excessive risk taking. The purpose of this review and assessment was to determine whether any of our compensation policies or practices present a material risk to our company. This assessment included an assessment of risks that we face, regardless of whether such risks are reasonably likely to have a material adverse effect on us, and how these risks may be affected by our compensation policies and practices. The primary focus of the reviews was on incentive compensation paid to employees. Our goal was to determine whether the incentive plans and programs might encourage inappropriate behavior by employees, and if so, evaluate how that behavior related to our identified risks. We followed these reviews with an analysis of whether and to what extent the specific incentive compensation policies and procedures that we reviewed were subject to controls that monitored and/or mitigated any risk created. In addition, we reviewed other policies, procedures, and programs that we have in place to monitor and mitigate the identified risks, including training programs, internal controls, and other controls. Based on this review, management, in consultation with the Compensation Committee, has determined that CryoLife’s compensation policies and practices are not reasonably likely to have a material adverse impact on our company.

Board and Committee Meetings, Annual Meeting of Stockholders, and Attendance

During 2014, each Director attended, either in person or by telephone, at least 89% of the meetings of the Board of Directors and the committees of the Board on which he served. In general, members of the Board of Directors are appointed to committees at the meeting of Directors immediately following the Annual Meeting of Stockholders.

The Board of Directors held twelve meetings during 2014. Board attendance at the Annual Meeting of Stockholders is encouraged, but not required. All of the then-current Board members attended the 2014 annual meeting.

Standing Committees of the Board of Directors; Committee Assignments

During 2014, the Board of Directors had four standing committees: the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee, and the Regulatory Affairs and Quality Assurance Policy Committee. In 2014, the Audit Committee met six times, the Compensation Committee met twelve times, the Nominating and Corporate Governance Committee met six times, the Regulatory Affairs and Quality Assurance Policy Committee met five times, and the Compensation Committee and the Nominating and Corporate Governance Committee met jointly once. These committees are described below, and the following table lists the members of each of the standing committees as of the date of this proxy statement:

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Regulatory Affairs and Quality Assurance Policy Committee
J. Patrick Mackin, Chairman, President, and Chief Executive Officer(1)
Thomas F. Ackerman	✓
James S. Benson			✓	Chair
Daniel J. Bevevino	✓	✓
Ronald C. Elkins, M.D.		Chair		✓
Ronald D. McCall, Presiding Director		✓	Chair	✓
Harvey Morgan	Chair		✓
Jon W. Salveson				✓

(1)	Mr. Mackin was appointed to the Board in October 2014, and he was appointed Chairman of the Board in April 2015.

Audit Committee — CryoLife’s Audit Committee currently consists of three non-employee Directors: Mr. Morgan, Chairman, Mr. Ackerman, and Mr. Bevevino, each of whom served on the Audit Committee for all of 2014. Mr. Bevevino served as Chairman of the Audit Committee from January to May 2014, and Mr. Morgan assumed the role of Chairman in May 2014. The Audit Committee reviews the general scope of CryoLife’s annual audit and the nature of services to be performed for CryoLife in connection with it, acting as liaison between the Board of Directors and the independent registered public accounting firm. The Audit Committee also formulates and reviews various company policies, including those relating to accounting practices and internal control systems of CryoLife. In addition, the Audit Committee is

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responsible for reviewing and monitoring the performance of CryoLife’s independent registered public accounting firm, for engaging or discharging CryoLife’s independent registered public accounting firm, and for assisting the Board in its oversight of risk management and legal and regulatory requirements. Each of the members of the Audit Committee meets the requirements of independence of Section 303A.02 of the current NYSE Listing Standards and also meets the criteria of Section 303A.06, as set forth in Rule 10A-3 promulgated under the Securities Exchange Act of 1934, regarding listing standards related to audit committees. No member of the Audit Committee serves on the Audit Committee of more than three public companies. In addition, the Board of Directors has determined that all of the current members of the Audit Committee satisfy the definition of an “audit committee financial expert,” as promulgated in Securities and Exchange Commission regulations.

The Audit Committee operates under a written charter. The charter gives the Audit Committee the authority and responsibility for the appointment, retention, compensation, and oversight of CryoLife’s independent registered public accounting firm, including pre-approval of all audit and non-audit services to be performed by CryoLife’s independent registered public accounting firm. The Audit Committee also oversees and must review and approve all significant related party transactions. See Policies and Procedures for Review, Approval, or Ratification of Transactions with Related Parties beginning on page 15; see the Report of the Audit Committee beginning on page 20.

Compensation Committee — The Compensation Committee operates under a written charter that sets out the committee’s functions and responsibilities. Our Compensation Committee currently consists of three non-employee Directors: Dr. Elkins, Chairman, Mr. Bevevino, and Mr. McCall, each of whom served on the Compensation Committee for all of 2014. Each member of the Compensation Committee meets the independence requirements of Sections 303A.02(a)(i) and (ii) of the current NYSE Listing Standards, and is a non-employee director within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 and a disinterested director within the meaning of Section 162(m) of the Internal Revenue Code of 1986.

Pursuant to the Compensation Committee Charter, the Compensation Committee is responsible for reviewing the performance of executive officers and setting the annual compensation for all senior officers, including the salary and the compensation package of executive officers. The committee, among its other responsibilities:

•	Reviews and approves the corporate goals and objectives upon which the compensation of CryoLife’s CEO is based

•	Determines the proper relationship of all executive compensation to the performance of CryoLife

•	Evaluates annually the performance of CryoLife’s CEO in a joint session with the Nominating and Corporate Governance Committee

•	Evaluates the performance of other executive officers by consulting with the CEO and reviewing officer evaluations

•	Recommends to the full Board the total amount and form of annual and other compensation paid to CryoLife’s non-employee Directors

•	Establishes and periodically reviews CryoLife’s policies regarding management perquisites

•

Recommends executive compensation plans to the Board for approval, approves grants under CryoLife’s executive bonus plans, and approves grants of stock options, restricted stock awards, performance stock units, and other stock rights and cash incentives under CryoLife’s stock and incentive plans

•	Approves or recommends severance arrangements for the CEO and other senior officers

•	Reviews and approves all provisions for “clawback” of incentive compensation awarded to officers and Directors

•	Reviews and approves CryoLife’s peer companies and data sources used in evaluating executive and Director compensation competitiveness

•	Oversees CryoLife’s submissions to stockholders and engagement with proxy advisory firms on matters of executive compensation

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•	Oversees management’s review and risk assessment of CryoLife’s compensation program and policies

Pursuant to its charter, the Compensation Committee has the authority to delegate any of its decisions to a subcommittee of the Compensation Committee, provided that a full report of any action taken is promptly made to the full Compensation Committee. Except as prohibited by applicable law or rules of the New York Stock Exchange (“NYSE”), the Compensation Committee may delegate to a senior executive officer of CryoLife the authority to grant equity awards under CryoLife’s stock and incentive plans, provided that such awards are not made to officers or Directors of CryoLife. The Compensation Committee has delegated authority to the CEO to allow him to grant restricted stock units to non-officer employees, subject to specified limitations regarding the size and terms of the grants, the duration of the delegated authority, and the manner in which the authority may be exercised.

The Compensation Committee consults with the CEO with respect to compensation for all officers. The CEO negotiates with candidates for employment as officers, and the negotiated compensation is reflected in each candidate’s employment arrangements, subject to approval by the Compensation Committee. Management develops bonus and equity compensation plans at the direction of the Compensation Committee and submits these plans to the committee for review and approval.

The Compensation Committee has the power to retain, determine the terms of engagement and compensation of, and terminate any consulting firm that may assist it in the evaluation of compensation decisions. The committee engaged compensation consulting firm Pearl Meyer & Partners (“PM&P”) for evaluation of the compensation decisions made prior to June 2014 for executive officers and non-employee Directors. PM&P prepared an executive compensation study in October 2013 and updated the study in February 2014; the Compensation Committee evaluated these studies in connection with decisions regarding executive compensation it made in February 2014. Similarly, PM&P prepared a study of non-employee Director compensation in May 2014, which the committee evaluated in connection with decisions it made regarding Director compensation in May 2014.

In August 2014, the committee discontinued its consulting relationship with PM&P and appointed Towers Watson & Co. (“Towers Watson”) as its independent consultant for general executive compensation matters. Prior to this general engagement, the committee engaged Towers Watson to provide advice with respect to the design and reasonableness of the compensation package to be provided to Mr. Mackin upon his employment with the company.

Towers Watson prepared an executive compensation study in October 2014 and updated the study in February 2015; the Compensation Committee evaluated these studies in connection with decisions regarding executive compensation it made in February 2015. In addition, Towers Watson provided the committee with a compensation study and advice regarding executive chair compensation.

With respect to the work performed by both PM&P and Towers Watson as described in this section, the Compensation Committee conducted conflict of interest assessments and has determined that no conflict of interest existed at either firm.

Nominating and Corporate Governance Committee — CryoLife’s Nominating and Corporate Governance Committee operates under a written charter that sets out the committee’s functions and responsibilities. The Nominating and Corporate Governance Committee currently consists of three non-employee Directors: Mr. McCall, Chairman, Mr. Benson, and Mr. Morgan, each of whom served on the committee for all of 2014. Each of these individuals meets the requirements of independence of Section 303A.02 of the current NYSE Listing Standards. The committee recommends potential candidates for the Board and oversees the annual self-evaluations of the Board and its committees. Each year the Nominating and Corporate Governance Committee evaluates the performance of CryoLife’s CEO, and, for 2014, it also evaluated the performance of the Executive Chairman, in a joint session with the Compensation Committee. The Nominating and Corporate Governance Committee also recommends to the Board how the other Board committees should be structured and which Directors should be members of those committees. The committee also reviews and makes recommendations to the Board regarding the development of and compliance with the company’s corporate governance guidelines.

Regulatory Affairs and Quality Assurance Policy Committee — CryoLife’s Regulatory Affairs and Quality Assurance Policy Committee currently consists of four non-employee Directors: Mr. Benson, Chairman, Dr. Elkins, Mr. McCall, and Mr. Salveson, each of whom served on the Regulatory Affairs and Quality Assurance Policy Committee for all of 2014. Each of these individuals except Mr. Salveson meets the requirements of independence of Section 303A.02 of the current NYSE Listing Standards. The charter of the Regulatory Affairs and Quality Assurance Policy Committee

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requires that a majority of its members be independent. Among other things, the Regulatory Affairs and Quality Assurance Policy Committee assists the Audit Committee in its oversight of CryoLife’s regulatory affairs and quality assurance relating to its tissue processing, biologicals, and devices, both new and existing. Pursuant to its charter, the committee is directed to:

•	Meet with CryoLife’s internal regulatory compliance auditors and regulatory affairs and tissue processing quality assurance administrators on a quarterly basis and receive updates concerning:

¡	CryoLife’s development and implementation of improved safety processes and procedures for tissue processing, biologicals, and devices

¡	CryoLife’s adherence to FDA and other regulatory bodies’ rules, regulations, and guidelines that are applicable to CryoLife

•

Become familiar with CryoLife’s internal policies concerning the development and implementation of improved safety processes and procedures for tissue processing, biologicals, and devices, and make recommendations of appropriateness to the Audit Committee regarding such processes and procedures

•	Keep adequate and proper records and/or minutes of all such discussions, meetings, and recommendations and make the same available to all Board members

Policies and Procedures for Stockholders Who Wish to Submit Nominations or Recommendations for Board Membership

Stockholders may submit the names of potential candidates for Director to the Nominating and Corporate Governance Committee. The policy of the Nominating and Corporate Governance Committee is to give the same consideration to nominees submitted by stockholders that it gives to individuals whose names are submitted by management or other Directors, provided that the nominees submitted by stockholders are submitted in compliance with Article XIV of CryoLife’s Bylaws, as discussed below.

Factors to be considered by the committee include:

•	Whether the committee sees a need for an additional member of the Board, or to replace an existing member

•	The overall size of the Board of Directors

•	The skills and experience of the nominee, as compared to those of the other members of the Board

•	Whether the nominee is the holder of or is associated with a holder of a large number of shares of CryoLife common stock

Stockholders may also directly nominate a candidate for election to the Board by complying with Article XIV of CryoLife’s Bylaws. The Nominating and Corporate Governance Committee also requires compliance with Article XIV as a prerequisite for its consideration of a potential nominee. A summary of certain provisions of Article XIV as it relates to nominations for Director at the 2016 annual meeting of stockholders is set forth below, but you should not rely on this summary as complete, and you are urged to read Article XIV in its entirety:

•

We must receive all required information no later than February 20, 2016, but no earlier than January 21, 2016, in order for it to be considered timely — see Stockholder Proposals on page 107 of this proxy statement

•	The sponsoring stockholder should provide information sufficient to inform us that the sponsor qualifies as a stockholder

•

The sponsoring stockholder should also provide disclosure, as described in the Bylaws, of certain underlying motives that may give rise to a Director nomination, such as any material monetary agreements, arrangements, or understandings between a stockholder and his or her nominee

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•

The nominee should provide the candidate’s written consent to be considered and to serve if elected, a detailed questionnaire that includes questions regarding the background and qualification of the candidate, and a written representation and agreement disclosing certain arrangements that could prevent the candidate from acting in the best interests of CryoLife

Based on its review of the information provided, the Nominating and Corporate Governance Committee may contact the candidate confidentially, and may require that the candidate:

•	Be available upon request to meet with the Nominating and Corporate Governance Committee and management with reasonable notice

•	Execute a non-disclosure agreement

•	Provide several references

The Board may from time to time identify nominees on its own and/or utilize a third party search firm to identify nominees. All nominees are evaluated according to the same criteria. The Nominating and Corporate Governance Committee and the Board have determined that nominees to the Board should be of known integrity, have a good moral and ethical background, and have an appropriate level of education, training, or experience to be able to make a contribution to furthering the goals of CryoLife while being compatible with management and the other Board members. Special knowledge, education, training, and experience that complement the experience of other Board members will be considered. A candidate’s capacity for independent judgment will also be considered.

The current Board policy requires each Director to offer to voluntarily resign upon a change in such Director’s principal employment or line of business. The Nominating and Corporate Governance Committee will then review whether he or she continues to meet the needs of the Board and will make a recommendation to the Board regarding whether or not it should require the Director to tender his or her resignation.

Current Board policy also limits the number of other public company boards of directors on which CryoLife Directors may serve. Non-employee Directors may serve on no more than two public company boards of directors in addition to service on CryoLife’s Board, and the CEO’s service on the governing body of any organization is subject to prior written authorization by the Board.

The Board and the Nominating and Corporate Governance Committee have no formal policy with respect to the consideration of diversity in Board membership; however, in addition to the specific criteria the Board and the Committee consider with respect to individual nominees and Directors, the Board also seeks to maintain an overall mix of Board members with diverse talents and backgrounds in order to maximize the Directors’ aggregate contribution to the effective oversight of CryoLife. In considering nominees for election and reelection, the Board may consider one or more potential members of the Board who possess a background in the biotechnology or healthcare fields. Along with attracting and retaining Directors who are well-acquainted with our industry, the Board may also consider individuals with more general backgrounds in business, legal, and/or regulatory affairs. Also, because of the importance of evaluating our financial performance, capital needs, and potential acquisitions, the Board may also consider individuals with experience in accounting and financial reporting, investment banking, and corporate finance. The Board also considers the need to maintain the appropriate level of experienced membership on each of its committees as it fosters diversity within its ranks. The Board evaluates itself as a whole, however, and does not generally choose Directors in order to fill designated slots or positions.

The Nominating and Corporate Governance Committee has not received any recommended Director nominees for election at the 2015 Annual Meeting from any CryoLife security holder or group of security holders beneficially owning in excess of 5% of CryoLife’s outstanding common stock.

Stockholders may communicate the necessary information to the Nominating and Corporate Governance Committee or the Board by following the procedures set forth below at Communication with the Board of Directors and Its Committees on page 16.

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Code of Business Conduct and Ethics

CryoLife has established a Code of Business Conduct and Ethics that clarifies the company’s standards of conduct in potentially sensitive situations; makes clear that CryoLife expects all employees, officers, and Directors to understand and appreciate the ethical considerations of their decisions; and reaffirms the company’s long-standing commitment to a culture of corporate and individual accountability and responsibility for the highest ethical and business practices.

This Code of Business Conduct and Ethics also serves as the code for the company’s Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, Controller, and all other financial officers and executives. In the event that CryoLife amends or waives any of the provisions of the Code of Business Conduct and Ethics applicable to its Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, or Controller, the company intends to disclose that information on the company’s website at http://phx.corporate-ir.net/phoenix.zhtml?c=80253&p=irol-govConduct

Policies and Procedures for Review, Approval, or Ratification of Transactions with Related Parties

The Board has adopted written policies and procedures for review, approval, or ratification of transactions with related parties.

Types of Transactions Covered

It is our policy to enter into or ratify related party transactions only when the Board of Directors, acting through the Audit Committee or as otherwise described herein, determines that the related party transaction in question is in, or is not inconsistent with, the best interests of CryoLife and its stockholders. We follow the policies and procedures below for any transaction in which we are, or are to be, a participant and the annual amount involved exceeds $50,000 and in which any related party, as defined below, had, has, or will have a direct or indirect interest. Pursuant to the policy, compensatory arrangements with an executive officer or Director that are approved or ratified by the Compensation Committee or compensation received under our employee benefit plans that are available to all employees do not require additional Audit Committee approval.

The company subjects the following related parties to these policies: Directors (and nominees), executive officers, beneficial owners of more than 5% of our stock, any immediate family members of these persons, and any entity in which any of these persons is employed, or is a general partner or principal, or has a similar position, or in which the person has a 10% or greater beneficial ownership interest.

Standards Applied and Persons Responsible for Approving Related Party Transactions

The CEO and the Corporate Secretary are responsible for maintaining a list of all related parties known to them and for submitting to the Audit Committee for its advance review and approval any related party transaction into which we propose to enter. If any related party transaction inadvertently occurs before the Audit Committee has approved it, the CEO or the Corporate Secretary will submit the transaction to the Audit Committee for ratification as soon as he or she becomes aware of it. If the Audit Committee does not ratify the transaction, it will direct for the transaction to be either rescinded or modified as soon as is practicable. The CEO or the Corporate Secretary may delegate his or her duties under the policy to another officer of CryoLife if he or she gives notice of the delegation to the Audit Committee at its next regularly scheduled meeting.

When reviewing a related party transaction, the Audit Committee will examine all factors it deems relevant, including, among other things:

•	Whether the transaction has a business purpose

•	Whether the transaction is to be entered into on an arms’-length basis

•	The prior course of dealing between the parties, if any

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•	Whether such a transaction would violate any provisions of the CryoLife Code of Business Conduct and Ethics or otherwise create the appearance of impropriety

•	The impact on a Director’s independence in the event the related party is a Director

•	Whether the terms are available to unrelated third parties or to employees generally

•	Management’s recommendations regarding the transaction

•	Advice of counsel regarding the legality of the transaction

•	The financial impact to CryoLife

•	Whether or not it is advisable for the approval to comply with Section 607.0832 of the Florida Business Corporation Act, which addresses Director conflict of interest transactions

If the CEO or the Corporate Secretary determines that it is not practicable or desirable to wait until the next Audit Committee meeting, they will submit the related party transaction for approval or ratification to the chair of the Audit Committee, who possesses delegated authority to act between Audit Committee meetings. The Chairman will report any action he or she has taken under this delegated authority to the Audit Committee at its next regularly scheduled meeting.

The Audit Committee, or the Chairman, will approve only those transactions that they have determined in good faith are in, or are not inconsistent with, the best interests of CryoLife and its stockholders.

Review of Ongoing Transactions

At the Audit Committee’s first meeting of each fiscal year, the Audit Committee reviews all related party transactions, other than those approved by the Compensation Committee as contemplated in the policy, that remain ongoing and have a remaining term of more than six months or remaining amounts payable to or receivable from CryoLife of more than $50,000 annually. Based on all relevant facts and circumstances, taking into consideration the factors discussed above, the Audit Committee will determine whether it is in, or not inconsistent with, the best interests of CryoLife and its stockholders to continue, modify, or terminate the related party transaction. See Certain Transactions on page 88 for a description of certain related party transactions.

Compensation Committee Interlocks and Insider Participation

Dr. Elkins, Chairman, and Messrs. Bevevino and McCall served on the Compensation Committee of CryoLife’s Board of Directors for all of fiscal 2014. None of our executive officers currently serve, or served during fiscal 2014, as a member of the Compensation Committee of any other company that has or had an executive officer serving as a member of our Board of Directors. None of our executive officers currently serve, or served during fiscal 2014, as a member of the board of directors of any other company that has or had an executive officer serving as a member of our Board’s Compensation Committee.

Communication with the Board of Directors and Its Committees

Interested parties may communicate directly with the Board of Directors, the Presiding Director, the non-management Directors as a group, Committee Chairmen, Committees, and individual Directors by mail. CryoLife’s current policy is to forward all communications to the addressees, unless they clearly constitute unsolicited general advertising. Please send all communications in care of Roger T. Weitkamp, Assistant Secretary, CryoLife, Inc., 1655 Roberts Boulevard, NW, Kennesaw, Georgia 30144.

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Availability of Corporate Governance Documents

You may view current copies of the charters of the Audit, Compensation, Nominating and Corporate Governance, and Regulatory Affairs and Quality Assurance Policy Committees, as well as the company’s Corporate Governance Guidelines and Code of Business Conduct and Ethics, on the CryoLife website at http://phx.corporate-ir.net/phoenix.zhtml?c=80253&p=irol-govHighlights

Notwithstanding anything to the contrary set forth in any of CryoLife’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate other CryoLife filings, including this proxy statement, in whole or in part, neither of the following Reports of the Audit Committee and the Compensation Committee shall be incorporated by reference into any such filings.

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DIRECTOR COMPENSATION

Elements of Non-Employee Director Compensation

Annual Retainer and Committee Chair Fees

Each of the non-employee Directors of CryoLife receives an annual cash retainer for service on the Board, service on Board committees, service as chair of Board committees, and service as Presiding Director, as applicable and as noted in the table below. CryoLife pays all cash retainers on a monthly basis. Currently, the Presiding Director is also the Chairman of the Nominating and Corporate Governance Committee, and he does not receive any additional compensation for his position as Chairman of that committee.

2014 Board of Director Retainers

Annual Board Service	$40,000
Presiding Director	$25,000

Committee	Committee Chair Retainer(1)	Committee Membership Retainer

Audit	$15,000	$7,500
Compensation	$10,000	$5,000
Nominating and Corporate Governance	$7,500	$3,750
Regulatory Affairs and Quality Assurance Policy	$7,500	$3,750

(1)	Includes committee membership retainer

Restricted Stock Grants

A portion of the non-employee Directors’ annual compensation is issued as restricted stock. The shares of restricted stock are issued each year following the annual meeting of stockholders, and all shares vest on the first anniversary of issuance. The Director will forfeit any unvested portion of the award if he or she ceases to serve as a Director for certain reasons described within the stock plan. In July 2014, the Compensation Committee granted 10,000 shares of restricted stock to each of the non-employee Directors. The size and terms of the grants are subject to annual reevaluation by the Compensation Committee. All equity grants to Non-Employee Directors in 2014 were made pursuant to the Second Amended and Restated 2009 Stock Incentive Plan.

Fiscal 2014 Director Compensation

The following table provides compensation information for the one-year period ended December 31, 2014, for each person who was a member of our Board of Directors in 2014, other than J. Patrick Mackin and Steven G. Anderson:

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	Total ($)

(a)	(b)	(c)	(h)
Thomas F. Ackerman	47,500	99,500	147,000
James S. Benson	51,250	99,500	150,750
Daniel J. Bevevino	55,625	99,500	155,125
Ronald C. Elkins, M.D.	53,750	99,500	153,250
Ronald D. McCall, Esq.	65,000	99,500	164,500
Harvey Morgan	55,625	99,500	155,125
Jon W. Salveson	43,750	99,500	143,250

(1)	Amounts shown include annual retainer, committee chair and committee member retainers, and, for Mr. McCall, a Presiding Director retainer, earned by our Directors during 2014.

(2)	The amount shown represents the aggregate grant date fair value of the 10,000 restricted shares granted to each of the non-employee Directors, as calculated in in accordance with FASB ASC Topic 718. We issued the awards on July 30,

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2014, and we valued them at $9.95 per share, which was the closing price on the grant date. See Notes 1 and 16 of the Notes to Consolidated Financial Statements filed with CryoLife’s annual report on Form 10-K for the year ended December 31, 2014 for assumptions we used in valuing restricted stock awards. The restricted stock represented here vests 12 months after the date of issuance; accordingly, these shares remained subject to vesting restrictions as of December 31, 2014.

J. Patrick Mackin, Chairman, President, and Chief Executive Officer, and Steven G. Anderson, former Executive Chairman, received no compensation in 2014 for their services as Directors of the company, other than their executive officer compensation detailed in the Summary Compensation Table on page 50.

Director Stock Ownership Requirements

In February 2012, the Nominating and Corporate Governance Committee approved an increase in the non-employee Director stock ownership requirements from 24,000 to 30,000 shares. This increase was effective immediately for all non-employee Directors other than Mr. Salveson, and will be effective for him on the fifth anniversary of the day he joined the Board. All of the Directors currently already satisfy this standard. The Compensation Committee intends to reevaluate this requirement on an annual basis.

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REPORT OF THE AUDIT COMMITTEE

The Board of Directors maintains an Audit Committee comprised of three Directors. The Board of Directors and the Audit Committee believe that the Audit Committee’s current member composition satisfies the rules of the NYSE that govern audit committee composition, including the requirement that audit committee members all be “Independent Directors” as that term is defined by Sections 303A.02 and 303A.06 of the current NYSE Listing Standards and Rule 10A-3 promulgated under the Securities Exchange Act of 1934.

The Audit Committee oversees CryoLife’s financial processes on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements included in CryoLife’s Annual Report on Form 10-K for fiscal 2014 with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Board and the Audit Committee have adopted a written Audit Committee Charter. Since the first quarter of 2004, CryoLife has retained a separate accounting firm to provide internal audit services. The internal audit function reports directly to the Audit Committee and, for administrative purposes, to the Chief Financial Officer.

During the course of fiscal 2014, management completed the documentation, testing, and evaluation of CryoLife’s system of internal control over financial reporting in response to the requirements set forth in Section 404 of the Sarbanes-Oxley Act of 2002 and related regulations. The Audit Committee was apprised of the progress of the evaluation and provided oversight and advice to management during the process. In connection with this oversight, the Audit Committee received periodic updates provided by management and Ernst & Young LLP, CryoLife’s independent auditing firm, at each regularly scheduled Audit Committee meeting. The Audit Committee also reviewed the report of management on internal control over financial reporting contained in CryoLife’s Annual Report on Form 10-K for fiscal 2014, as well as Ernst & Young LLP’s Reports of Independent Registered Public Accounting Firm included in CryoLife’s Annual Report on Form 10-K for fiscal 2014 related to its audit of (i) CryoLife’s consolidated financial statements and (ii) the effectiveness of CryoLife’s internal control over financial reporting. The Audit Committee continues to oversee CryoLife’s efforts related to its internal control over financial reporting and management’s preparations for the evaluation in fiscal 2015.

The Audit Committee reviewed with Ernst & Young LLP, which is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of CryoLife’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. Ernst & Young LLP also provided to the Audit Committee the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young LLP’s communications with the Audit Committee concerning independence. The Audit Committee discussed with Ernst & Young LLP that firm’s independence from management and CryoLife.

The Audit Committee discussed with Ernst & Young LLP the overall scope and plans for its audit. The Audit Committee met with Ernst & Young LLP, with and without management present, to discuss the results of its examination, its evaluation of CryoLife’s internal controls and the overall quality of CryoLife’s financial reporting.

Aggregate audit fees paid to Ernst & Young LLP for the year ended December 31, 2014, including audit-related fees paid in 2014 were $547,000. See Ratification of the Independent Registered Public Accounting Firm beginning on page 105 for further details. The Audit Committee determined that the payments made to Ernst & Young LLP for non-audit services for 2014 were consistent with maintaining Ernst & Young LLP’s independence. In accordance with its Audit Committee Charter, CryoLife’s Audit Committee, or pursuant to delegated authority, its Chairman, pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, specified tax services, and other services.

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CRYOLIFE, INC. | 2015 Proxy Statement

In reliance on the reviews and discussions referred to above, the Audit Committee members did not become aware of any misstatement in the audited financial statements and recommended to the Board of Directors that the audited financial statements be included in CryoLife’s Annual Report on Form 10-K for the year ended December 31, 2014 for filing with the Securities and Exchange Commission. The Audit Committee has selected Ernst & Young LLP as CryoLife’s independent registered public accounting firm for fiscal 2015.

Audit Committee
HARVEY MORGAN, CHAIRMAN THOMAS F. ACKERMAN DANIEL J. BEVEVINO

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CRYOLIFE, INC. | 2015 Proxy Statement

PROPOSAL TWO – ADVISORY VOTE ON EXECUTIVE COMPENSATION

CryoLife seeks a non-binding vote from its stockholders to approve the compensation paid to our named executive officers, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion. This vote is commonly referred to as a “Say on Pay” vote because it gives stockholders a direct opportunity to express their approval or disapproval to the company regarding its pay practices.

As discussed in detail in the Compensation Discussion and Analysis that follows, our executive compensation programs are designed to attract, retain, and motivate highly talented individuals who are committed to CryoLife’s vision and strategy. We strive to link executives’ pay to their performance and their advancement of CryoLife’s overall performance and business strategies, while also aligning the executives’ interests with those of stockholders and encouraging high-performing executives to remain with CryoLife over the course of their careers. We believe that the amount of compensation for our current named executive officers reflects extensive management experience, continued high performance, and exceptional service to CryoLife and our stockholders.

We invite you to consider the details of our executive compensation program as disclosed more fully throughout this proxy statement. Regardless of the outcome of this “Say on Pay” vote, CryoLife welcomes input from its stockholders regarding executive compensation and other matters related to the company’s success generally. We believe in a corporate governance structure that is responsive to stockholder concerns, and we view this vote as a meaningful opportunity to gauge stockholder approval of our executive compensation policies. Given the information provided in this proxy statement, the Board of Directors asks you to approve the following advisory resolution:

“Resolved, that CryoLife’s stockholders approve, on an advisory basis, the compensation paid to CryoLife’s named executive officers, as disclosed in this proxy statement.”

Required Vote - The votes cast for this proposal must exceed the votes cast against it in order for it to be approved. Accordingly, abstentions and broker non-votes will not be relevant to the outcome. As previously disclosed and approved by the stockholders, the Board intends to submit a say on pay proposal annually until the next required vote on the frequency of say on pay votes, currently expected to take place at the company’s 2017 Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE COMPENSATION PAID TO CRYOLIFE’S NAMED EXECUTIVE OFFICERS

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CRYOLIFE, INC. | 2015 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis (“CD&A”) describes the principles, objectives, and features of our executive compensation program, which is generally applicable to each of our corporate officers. However, the CD&A focuses primarily on the compensation program as applied to our chief executive officer and the other executive officers included in the Summary Compensation Table of this proxy statement (our “named executive officers”). For 2014, our named executive officers were:

• J. Patrick Mackin	President and Chief Executive Officer, effective September 2, 2014; Chairman of the Board, President, and Chief Executive Officer effective April 9, 2015

• Steven G. Anderson	Chairman of the Board, President, and Chief Executive Officer until September 2, 2014; Executive Chairman, from September 2, 2014 until his retirement on April 9, 2015

• D. Ashley Lee	Executive Vice President, Chief Operating Officer, and Chief Financial Officer

• David M. Fronk	Vice President, Regulatory Affairs and Quality Assurance

• Scott B. Capps	Vice President, Clinical Research

• Bruce G. Anderson	Vice President, US Sales and Global Marketing

• Jeffrey W. Burris	Vice President and General Counsel, until his separation from the company effective August 18, 2014

EXECUTIVE SUMMARY

The Compensation Committee, referred to herein as the “committee,” generally considers and approves executive compensation at its February meeting. These compensation decisions take into account a variety of information and analyses, including prior-year company and individual executive performance, current-year performance expectations, any changes in roles and responsibilities, and competitive market data provided by the committee’s independent consultant and by management.

2014 Say on Pay Vote and Program Decisions

At CryoLife’s annual meeting of stockholders on May 21, 2014, over 95% of the stockholders’ votes cast were voted in favor of our named executive officers’ 2014 compensation. This advisory vote indicated strong support for the executive compensation program.

The committee considered these 2014 advisory vote results as it evaluated its compensation policies and made compensation decisions subsequent to last year’s annual meeting. Based in part on this consideration, together with the individual executives’ and the company’s actual and expected performance, as well as competitive market data provided by the committee’s independent compensation consultant and by management, and after also considering recommendations from its consultant and management, the committee did not make significant changes to its executive compensation policies during 2014. Following is a summary of the committee’s significant 2014 and 2015 executive compensation decisions.

•	Officers generally received 2014 base salary merit increases of approximately 3%, with certain officers receiving slightly higher salary increases based primarily on market positioning considerations

•	Officers’ 2014 target short-term incentive opportunities remained the same as for 2013

¡	The committee retained for 2014 maximum payout levels with respect to the company performance components (adjusted revenue and adjusted net income) of the annual bonus program, as well as the

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CRYOLIFE, INC. | 2015 Proxy Statement

discretion to reduce payouts to target levels (regardless of whether or not the bonus formulas would have otherwise resulted in above-target payouts) if positive total stockholder return was not achieved

•	Officers’ 2014 long-term incentive award levels, based on number of shares subject to awards granted, remained the same as for 2013

¡

The committee retained for 2014 the use of performance stock units as part of a performance-based, long-term incentive mix (comprised of 1/3 stock options, 1/3 restricted stock, and, using target levels, 1/3 performance stock units)

¡	The committee retained for 2014 the use of adjusted EBITDA over a one-year performance period as the metric for determining the number of shares to be awarded under the performance stock units

•

In conjunction with Mr. Mackin’s employment as President and CEO and Mr. Anderson’s appointment as Executive Chairman during 2014, the committee, with advice and benchmarking data and analyses from its independent compensation consultant, Towers Watson, determined the compensation to be provided to both Messrs. Mackin and Anderson.

•	For 2015,

¡	Officers received base salary increases of either 0% or 3%, based on various considerations, including personal performance, company performance, and market positioning

¡

Officers’ 2015 target short-term incentive plan opportunities remained the same as for 2014; however, for 2015, unbudgeted costs related to executive staffing changes will be excluded from the adjusted net income component of the program

¡

The total value of officers’ long-term incentive award levels and the types of equity vehicles (stock options, restricted stock, and performance stock units) remained approximately the same as for 2014, but for 2015, that value was allocated equally among the equity vehicles based on estimated grant date fair value (whereas in 2014, officers were awarded an equal number of options, shares, and performance stock units)

¡

The performance stock unit awards’ design was changed from being based solely on performance against an adjusted EBITDA metric to being based 80% on adjusted EBITDA, 10% on target adjusted inventory levels, and 10% on target accounts receivable – days sales outstanding

¡

On April 9, 2015, Steven G. Anderson, the company’s former Executive Chairman retired from the company and from service as a member of the Board, and he and the company entered into a separation agreement, the terms of which are discussed at Potential Payments Upon Termination or Change of Control – Employment, Separation and Release, and Change of Control Agreements – Separation Agreement with Steven G. Anderson beginning on page 75.

Pay-for-Performance Alignment

The committee believes it has developed a compensation program that ensures that the interests of the company’s executives are aligned with those of stockholders by rewarding corporate and individual performance at levels necessary to attain established business and individual performance goals. The key pay-for-performance aspects of the executive compensation program, excluding Mr. Mackin’s new-hire compensation, are described below:

•

50% or more of each named executive officer’s target total direct compensation is in the form of variable pay opportunities tied to individual and/or company performance and/or to stockholder value creation

•	Targets for short-term incentive opportunities are set at challenging levels that are designed to encourage business growth

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CRYOLIFE, INC. | 2015 Proxy Statement

•

Short-term incentive opportunities are tied significantly to adjusted revenue and adjusted net income performance, as defined below, both of which emphasize factors over which management is expected to have control and which are intended to incentivize management to achieve company performance that will further our strategic business plan and ultimately deliver value to our stockholders

•

Long-term incentive opportunities are equity-based and include stock options, which only provide value to executives if the stock price increases beyond the grant date price, and performance stock units, which are only earned if specified results for adjusted EBITDA, as defined below, are attained

•	Named executive officers are subject to minimum stock ownership requirements to ensure a strong alignment between executives and stockholders and to encourage a long-term view of performance

As described in detail in this proxy statement, in 2014, the executive compensation program effectively delivered pay-for-performance, as follows:

•

Our 2014 adjusted revenue and adjusted net income results were 96.8% and 85.6%, respectively, of target performance, which resulted in annual bonus payouts of 74.3% and 61.6%, respectively, of target award levels under those components of the bonus program

•	Our 2014 adjusted EBITDA was 87.3% of target performance, which resulted in shares earned under our performance stock units of 50% of the target award level

Throughout this proxy statement, we refer to adjusted revenue, adjusted net income, adjusted EBITDA, adjusted inventory, and accounts receivable – days sales outstanding. These are non-GAAP financial measures that reflect adjustments to similar measures reported under U.S. GAAP. Appendix A to this proxy statement provides certain required information regarding these non-GAAP measures, including, for adjusted revenue, adjusted net income, and adjusted EBITDA (the measures relevant for 2014), a reconciliation to our audited U.S. GAAP financial statement measures for 2014, as presented in our 2014 Form 10-K filed on February 18, 2015.

ROLES AND RESPONSIBILTIES

Compensation Committee

The committee determines and approves the compensation of CryoLife’s executive officers, including the named executive officers. The committee is supported by the CEO, executive management, an independent compensation consultant, and outside legal counsel, who regularly attend committee meetings and provide input and information, as requested by the committee. The committee regularly meets in executive session without the CEO or any members of management present. Except as otherwise noted, all 2014 and 2015 compensation decisions were recommended by management and the independent compensation consultant and approved by the committee.

Independent Compensation Consultant

The committee has the authority to engage independent compensation consultants to assist the committee with its responsibilities. With respect to general executive compensation decisions made through May 2014, the committee engaged Pearl Meyer & Partners (“PM&P”) as its independent advisor. During May 2014, the committee appointed Towers Watson & Co. (“Towers Watson”) as its independent advisor to assist with the special project of formulating a compensation package for Mr. Mackin’s offer of employment. In August 2014, the committee discontinued its consulting relationship with PM&P and appointed Towers Watson as its independent consultant for general executive compensation matters.

The compensation consultant reports directly to the committee, is directed by the committee, and provides no other services to CryoLife. The consultant generally performs an annual review of executive and non-employee Director compensation, analyzes the relationship between executive pay and company performance, benchmarks executive and Director compensation against such compensation provided by appropriate comparator companies and industry standards, informs the committee of emerging practices and trends, assists with special projects at the request of the

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committee, and regularly attends committee meetings. Except as otherwise noted, all committee actions during 2014, and to date in 2015, were taken upon the recommendation of CryoLife senior management and following consultation with either PM&P or Towers Watson, as applicable, and committee deliberation and consideration, as appropriate.

COMPENSATION PHILOSOPHY AND OBJECTIVES

The committee’s compensation philosophy is to provide competitive salaries and link the executive officers’ incentive compensation to the achievement of annual and long-term performance goals related to both personal and company performance without encouraging excessive or inappropriate risk taking. Each primary component of compensation is intended to accomplish a specific objective, as summarized in the following chart:

Compensation Component	Primary Purpose	Form	Performance Linkage
Base Salary	Provide sufficiently competitive pay to attract and retain experienced and successful executives	Cash

Salary adjustments are based partially on individual executive performance and partially on other factors such as competitive market positioning and internal pay equity; in addition, company performance may impact the decision of whether or not any salary adjustments should be made

Short-Term Incentive

Encourage and reward individual contributions and aggregate company results with respect to meeting and exceeding short-term financial and operating goals, and incentivize executives to meet or exceed individual performance standards

		Cash	Short-term incentive payouts are 100% performance-based, with 40% tied to adjusted revenue, 40% tied to adjusted net income, and 20% tied to individual executive performance
Long-Term Incentive	Encourage and reward long-term stockholder value creation, create and sustain a retention incentive, and facilitate long-term stock ownership among our executive team to further align executive and stockholder interests	Performance Stock Units Stock Options Restricted Stock

Performance stock units are not earned unless specific levels of company performance are achieved during the relevant performance period; stock options deliver realizable value to executives only if the stock price increases beyond the grant date stock price; the realizable value of restricted stock awards is linked to CryoLife’s stock price after the grant date

COMPENSATION MIX

The committee approves the primary components of the executive compensation program and generally intends for it to provide more variable pay opportunities than fixed pay opportunities and to provide more long-term incentive opportunities than short-term incentive opportunities. These objectives result in a pay program that provides alignment between pay and performance. The following chart summarizes the target pay mix for the named executive officers for fiscal 2014:

2014 Target Total Direct Compensation

Mix Summary

Compensation Component	Mackin	Anderson, S.	Lee	Fronk	Capps	Anderson, B.	Burris
Salary($)	600,000(6)	683,000	376,000	283,000	283,000	273,000	302,000
Short-Term Incentive (Target)($)	360,000(6)	409,800	225,600	113,200	113,200	109,200	120,800
Long-Term Incentive (Grant Date Fair Value)(1)($)	N/A(6)	1,000,841	400,337	280,237	240,200	240,200	280,237
Target Total Direct Compensation($)	N/A(6)	2,093,641	1,001,937	676,437	636,400	622,400	703,037

% Fixed(2) % Variable(3)	N/A(6) N/A(6)	33 67	38 62	42 58	44 56	44 56	43 57
% Short-Term Compensation(4) % Long-Term Compensation(5)	N/A(6) N/A(6)	52 48	60 40	59 41	62 38	61 39	60 40

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(1)

Long-term Incentive (Grant Date Fair Value) is based on a grant date closing share price of $9.97 for both restricted stock and performance stock units, with performance stock units included at target levels, and a Black-Scholes option value of $4.08.

(2)	Salary as a percentage of Target Total Direct Compensation.

(3)	Short-Term Incentive plus Long-Term Incentive as a percentage of Target Total Direct Compensation.

(4)	Salary plus Short-Term Incentive as a percentage of Target Total Direct Compensation.

(5)	Long-Term Incentive as a percentage of Target Total Direct Compensation.

(6)

Full-year salary and short-term incentive amounts shown for purposes of comparison; actual salary and target short-term incentive amounts were pro-rated for the period of Mr. Mackin’s employment with the company during 2014 ($197,727 and $88,742, respectively). Mr. Mackin did not receive an annual grant of long-term incentives; he did, however, receive a new-hire bonus, as well as a stock option grant and a performance-based restricted stock award upon his commencement of employment in September 2014. These awards have not been included above due to their unique nature as negotiated, one-time inducement grants. These grants are more fully discussed at Grants of Plan-Based Awards – Employment Agreement with J. Patrick Mackin beginning on page 55.

COMPENSATION BENCHMARKING

As part of its decision-making process, the committee requests and reviews relevant and credible benchmark data regarding executive compensation levels, company performance, and the relative relationship between executive pay and company performance. However, the committee views this data as one of many inputs in its decision-making process, which also includes other assessments of the company’s performance, assessments of each executive’s performance, significant changes in roles and responsibilities, internal pay equity among executives, and retention considerations.

Each year, the committee reviews and considers an executive compensation study prepared by its independent compensation consultant, additional compensation survey data provided by management, and internal equity information. The executive compensation study is generally completed in the fourth quarter of the year and is used to inform the committee’s decisions regarding the subsequent year’s compensation. Accordingly, the relevant study and market information reviewed by the committee with regard to 2014 executive compensation was prepared in October 2013 and presented to the committee in the fourth quarter of 2013. We refer to this study, as updated in January 2014, as the “2013 Study.” As in prior years, the 2013 Study assessed both the competitiveness of pay levels and the alignment of pay with company performance.

The company’s 2014 compensation peer group, which is more particularly described below, had median revenues, based on the latest figures available at the time the 2013 Study was prepared, of $130 million and median market capitalization of $290 million. Survey data in the 2013 Study was drawn from five compensation surveys of U.S. biotech and healthcare companies with targeted revenues of $150 million, in order to approximate the company’s annual revenue. With respect to all named executive officers included in the 2013 Study, the data in the study was an even blend of the 2014 peer group and the survey information. In each case, PM&P trended the compensation data forward to January 1, 2014 by a factor of 3.1%. We refer to the blended 2014 peer group and survey compensation data for all named executive officers as the “2014 Peer Group Information.”

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The following peer companies were used for the 2013 Study:

Peer Company	FYE Revenue(1) ($)

CryoLife’s annual revenue was positioned near the median of the peer group’s annual revenue, and the peer group included an equal number of companies that were larger and smaller than CryoLife based on annual revenues.

The committee believed that the pay practices of these companies provided a useful reference point for pay and performance comparisons at CryoLife.

Merit Medical Systems, Inc.	394
Angiodynamics, Inc.	342
Exactech, Inc.	224
Alphatec Holdings, Inc.	196
RTI Biologics, Inc.	178
Abiomed, Inc.	158
The Spectranetics Corp.	140
Atrion Corp.	119
Cardiovascular Systems, Inc.	104
Vascular Solutions, Inc.	98
Theragenics Corp.	83
Anika Therapeutics, Inc.	71
Atricure, Inc.	70
Stereotaxis, Inc.	47
Median	130
CryoLife	132

(1)	Latest FYE revenue, in millions, at the time the peer group was developed.

The following survey sources were used in the 2013 Study:

•	Mercer U.S. Executive Compensation Database

•	Towers Watson Report on Top Management Compensation

•	Radford Global Life Sciences Survey (July 2013 edition)

•	Confidential Executive Compensation Survey

•	Confidential Long-Term Incentive Survey

Both the peer companies and survey sources were recommended by PM&P, the committee’s independent compensation consultant at that time, and approved by the committee. In approving the peer group, the committee considered the fact that each company operates in a similar industry, with significant research and development requirements, and is highly regulated. The committee also considered and reviewed the revenue size of each company and the overall median for the group, and concluded that it was within a reasonable range of CryoLife’s historical, current, and projected revenues. Nonetheless, the committee reviews and considers changes to the peer group and survey sources in connection with each year’s study. This is done to ensure that the peer group and survey sources continue to reflect the most appropriate reference points for CryoLife.

In May 2014, the committee retained Towers Watson to provide compensation consulting advice in connection with the Board’s recruitment of, and negotiation of a compensation package for, Mr. Mackin. Towers Watson compiled and analyzed data and consulted with the committee regarding the following:

•

Assessment of Mr. Mackin’s compensation at his then-current employer relative to target compensation for the company’s CEO, as well as median CEO target compensation for the company’s compensation peer group (for this exercise, Towers Watson used updated compensation data for the same peer group as PM&P used for the 2013 Study)

•	Valuation of equity awards that Mr. Mackin would forfeit upon terminating employment with his then-current employer

•

Evaluation of various compensation vehicles to deliver appropriate levels of compensation to Mr. Mackin efficiently, in a manner consistent with the committee’s compensation philosophy, and that was reasonable relative to the company’s compensation peer group

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•	Assessment of the impact of various compensation levels and designs on the company’s ratings with proxy advisory services

The committee evaluated the information and analysis provided by Towers Watson in determining the compensation package offered to, and ultimately accepted by, Mr. Mackin.

In September 2014, following the appointment of Mr. Steven Anderson as Executive Chairman and the associated amendment to his employment agreement, the committee commissioned Towers Watson to provide an analysis regarding market practice for compensation paid to comparable company executive chairs in order to assess the compensation to be paid to Mr. Anderson. Towers Watson compiled and analyzed data and consulted with the committee accordingly. The committee considered this analysis in evaluating Mr. Anderson’s compensation in October 2014.

In early 2015, the committee commissioned Towers Watson to analyze market practice regarding compensation paid to comparable company executive chairs in order to assess the retirement benefits to be paid to Mr. Anderson. Towers Watson compiled and analyzed data and consulted with the committee accordingly. The committee considered this analysis in determining the benefits to be provided to Mr. Anderson under the Anderson Separation Agreement as described in further detail at Potential Payments Upon Termination or Change of Control – Employment, Separation and Release, and Change of Control Agreements – Separation Agreement with Steven G. Anderson beginning on page 75.

2014 COMPENSATION COMPONENTS

The primary components of CryoLife’s executive compensation program are base salary, short-term incentives, and long-term incentives. CryoLife also provides executives with tax-deferred savings opportunities, participation in company-wide benefits programs, and limited perquisites. Mr. Mackin was provided with certain new-hire bonus and equity incentives, and Mr. Anderson is provided with a retirement benefit. For further details regarding these incentives and benefits, see Grants of Plan-Based Awards – Employment Agreement with J. Patrick Mackin beginning on page 55 and Grants of Plan-Based Awards – Employment Agreement with Steven G. Anderson beginning on page 56.

When reviewing and approving any changes to executive compensation levels, the committee generally requests, reviews, and considers the following primary information:

•	The performance of CryoLife, absolute and relative to industry peers

•	The performance of each individual executive

•	Internal equity among the executive team members

•	Changes in the roles and responsibilities of the executives, including promotions

•	Each executive’s stock ownership level relative to the existing stock ownership guideline

•	The positioning of each executive’s compensation relative to benchmark data provided by the committee’s independent consultant and management

•	The extent of existing performance and retention incentives provided by outstanding equity awards

•	Any contractual guarantees or limitations

2014 Base Salary

The committee generally reviews base salary levels each February as part of its overall review and approval of the executive compensation program. Based on its review in late 2013 and early 2014, the committee approved the following with respect to base salaries for 2014 for the named executive officers other than Mr. Mackin:

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Comparison of 2014 and 2013 Base Salaries

Executive	2014 ($)	2013 ($)	Increase (%)
Anderson, S.	683,000	664,000	3%
Lee	376,000	365,000	3%
Fronk	283,000	275,000	3%
Capps	283,000	270,000	5%
Anderson, B.	273,000	265,000	3%
Burris	302,000	293,000	3%

Each of the named executive officers, other than Mr. Capps, received a 3% merit increase, which was based largely on cost-of-living considerations and satisfactory individual performance during 2013; Mr. Capps received a 5% increase, a portion of which reflected a market adjustment for his position, in addition to the factors discussed above.

Analysis

In arriving at its decision to approve salary increases for the named executive officers other than Mr. Mackin, the committee primarily relied on the recommendations of management and its independent compensation consultant, as well as its review of the 2013 Study, which indicated that the aggregate pay positioning against market benchmarks for the named executive officers was within a competitive range of the 50th percentile for each of the named executive officers, except Mr. Anderson, as set forth in the table below.

Mr. Mackin’s annual base salary was determined as part of the overall compensation package offered under his employment agreement. Mr. Mackin’s compensation package, including the base salary component, was evaluated and approved by the committee in consultation with its independent compensation consultant, Towers Watson. Towers Watson’s analysis indicated that Mr. Mackin’s base salary would approximate the 75th percentile of base salaries for the 2014 Peer Group.

Comparison of 2014 Base Salaries

to Peer Median

Executive	2014 Base Salary ($)	Peer Median(1) ($)	CRY vs. Median (%)	Primary Rationale
Mackin	600,000	530,000	113%	Near a competitive range of the 50th percentile(2); level of salary required to retain top-quality CEO candidate
Anderson, S.	683,000	515,000	133%	Company founder with 40 years’ experience(3)
Lee	376,000	350,000	107%	Within a competitive range of the 50th percentile(4)
Fronk	283,000	300,000	94%	Within a competitive range of the 50th percentile(4)
Capps	283,000	295,000	96%	Within a competitive range of the 50th percentile(4)
Anderson, B.	273,000	275,000	99%	Within a competitive range of the 50th percentile(4)
Burris	302,000	315,000	96%	Within a competitive range of the 50th percentile(4)

(1)     Peer medians for named executive officers except Mr. Mackin were based on the 2014 Peer Group Information; for Mr. Mackin, Towers Watson determined the peer median for Mr. Mackin’s base compensation using the 2014 Peer Group Information, updated to May 2014.

(2) Competitive range recommended by Towers Watson and agreed to by the committee as 90-110% of the peer group 50th percentile.

(3)     Discussion regarding the composition of Mr. Anderson’s pay, his cash-to-equity ratio, and the setting of his and the other officers’ target total cash compensation, is presented below under 2014 Short-Term Incentives.

(4) Competitive range recommended by PM&P and agreed to by the committee as 90-110% of the peer group 50th percentile.

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2014 Short-Term Incentives

The committee generally establishes the short-term incentive program design, performance measures, and performance goals in the first quarter of each year as part of its overall review and approval of CryoLife’s executive compensation program. For the 2014 short-term incentive program, the committee approved the following measures, weights, and performance goals:

2014 Performance Goals

Performance Measure	Weight (%)	Threshold ($)	Target ($)	Maximum ($)
Adjusted Revenue	40	141,819,000	149,283,000	156,747,000
Adjusted Net Income	40	19,241,000	22,637,000	26,033,000
Individual Goals	20	|-------Performance Rating = “Meets” or “Exceeds”-------|

See Appendix A to this proxy statement for further details regarding the adjusted revenue and adjusted net income performance measures and the reconciliation of those measures to revenue and net income as reported for purposes of U.S. GAAP.

For 2014, the performance measures and weights for the short-term incentive program remained the same as in 2013, with a 100% payout for performance at target levels and the following additional primary features:

•	Adjusted revenues:

¡	Threshold - 95% of target performance (60% payout)

¡	Maximum - 105% of target performance (140% payout)

•	Adjusted net income:

¡	Threshold - 85% of target performance (60% payout)

¡	Maximum - 115% of target performance (140% payout)

•

If total stockholder return for 2014, which was 3.2%, had been negative, the committee had discretion to reduce the actual payouts to target levels even if the adjusted revenue and/or adjusted net income formulas would otherwise have resulted in above-target payouts

•	Individual performance component that comprises 20% of the total award opportunity; earned for performance at “meets or exceeds” level of performance

The following tables show the award opportunities for the named executive officers as approved by the committee for the 2014 short-term incentive program:

2014 Short-Term Incentive Opportunity Summary

	2014 Award Opportunity(1) (% of Salary)			2014 Award Opportunity ($ Value)
Executive	Threshold	Target	Maximum	Threshold	Target	Maximum
Mackin(2)	41	60	79	246,000	360,000	474,000
Anderson, S.	41	60	79	278,700	409,800	540,900
Lee	41	60	79	153,400	225,600	297,800
Fronk	27	40	53	77,000	113,200	149,400
Capps	27	40	53	77,000	113,200	149,400
Anderson, B.	27	40	53	74,300	109,200	144,100
Burris	27	40	53	81,500	120,800	160,100

(1) The threshold, target, and maximum award opportunities as a percent of base salary were unchanged from 2013.

(2)     Threshold, target, and maximum values shown for Mr. Mackin reflect his 2014 annualized short-term incentive opportunity for purposes of comparison; his actual 2014 short-term incentive opportunity ($81,200 (threshold), $119,300 (target), and $157,500 (maximum)) was based on his pro-rated salary for the period of his employment with the company during 2014 (approximately 20% of the year) as prescribed by his employment agreement.

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CRYOLIFE, INC. | 2015 Proxy Statement

Analysis – Program Design

In arriving at its decision to approve the 2014 short-term incentive program design, measures, and goals, the committee took into consideration the following factors and analyses:

•	A general satisfaction with the core plan design and its pay-for-performance orientation

•

A belief that adjusted revenue and adjusted net income are key to incentivizing management to achieve company performance that will further the company’s strategic business plan and ultimately deliver value to stockholders, without encouraging excessive risk taking

•	The plan’s similarity to the short-term incentive plan designs of peer companies

•	CryoLife’s 2013 performance, and whether any performance improvements were required to achieve the 2014 goals

•	Recent historical payout levels that the committee believed indicated that performance goals over the last few years had been set at reasonably challenging, but attainable, levels

•	The resulting market competitiveness of target total cash compensation (i.e., base salary plus target short-term incentive opportunity), as set forth below:

2014 Target Total Cash Compensation

as Compared to Peer Median

Executive	2014 Target Total Cash Compensation ($)		Peer Median(1) ($)		CRY vs. Median (%)	Primary Rationale
Mackin	960,000	(2)	900,000	(3)	107%	Within a competitive range of the 50th percentile
Anderson, S.	1,092,800		885,000		123%	Company founder with 40 years’ experience(4)
Lee	601,600		520,000		116%	Dual role/contribution as COO and CFO(5)
Fronk	396,200		435,000		91%	Within a competitive range of the 50th percentile(6)
Capps	396,200		425,000		93%	Within a competitive range of the 50th percentile(6)
Anderson, B.	382,200		375,000		102%	Within a competitive range of the 50th percentile(6)
Burris	422,800		465,000		91%	Within a competitive range of the 50th percentile(6)

(1)	Based on data provided by the committee’s independent compensation consultant (2013 Study for named executive officers other than Mr. Mackin).

(2)	Target Total Cash Compensation for Mr. Mackin does not include the signing bonus he received upon commencement of employment with the company, as it was a unique, one-time employment inducement bonus.

(3)	Peer median for Mr. Mackin based on the 2014 Peer Group discussed beginning on page 27, updated by Towers Watson to May 2014.

(4)	See the analysis below for additional discussion of the committee’s rationale in allocating Mr. Anderson’s cash and equity compensation.

(5)	See the analysis below for additional discussion of the committee’s rationale in determining Mr. Lee’s target total cash compensation.

(6)	Competitive range recommended by PM&P and agreed to by the committee as 90-110% of the peer group 50th percentile.

The committee sets short-term incentive opportunities, in conjunction with a review of base salaries, as part of executives’ overall “target total cash compensation.” Following consideration of the short-term incentive program, the committee decided to carry forward for 2014 the design of the 2013 short-term incentive program, as it believed that the performance measures of adjusted revenue and adjusted net income used in the 2013 program would continue to motivate management to achieve increases in 2014 revenues and net income (as adjusted). The committee also believed that these goals would drive the personal performance of the named executive officers and provide appropriate incentives to satisfy employee retention goals.

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As it did for 2013, in defining adjusted revenue, the committee chose to include the revenue sources that most closely related to CryoLife’s ongoing operations. With respect to adjusted net income, the committee chose to include only those items over which it believed that management had control, while excluding items over which it believed that management had limited or no control, which might provide improper incentives, or which were volatile or difficult to predict. The use of these non-GAAP adjusted performance measures in the short-term incentive program was intended to focus management on factors that the committee and management believed would generate improvements in CryoLife’s core business revenues and its operating profits and cash flow. (See Appendix A to this proxy statement for further details regarding the adjusted revenue and adjusted net income performance measures and the reconciliation of those measures to revenue and net income as reported for purposes of U.S. GAAP.) In addition, the committee determined that the short-term incentive program did not require an equity component, as the long-term incentive component of the executive pay program provides for sufficient and appropriate focus on the company’s stock price.

The committee discussed management’s recommended 2014 performance targets and payout opportunities with its independent compensation consultant and with management and determined that the recommended program design, targets, and payout opportunities were consistent with its desire to ensure that no short-term incentives would be paid unless challenging performance was achieved and then only at levels commensurate with such performance. The committee believed that the 2014 short-term incentive program target percentages provided each executive with an appropriate incentive potential given his position with and importance to CryoLife, and that they were appropriately sized based on the 2014 Peer Group Information and the internal pay equity information reviewed by the committee.

The short-term incentive program design provides for payout ranges of 60% to 140% of target for performance levels of 95% to 105% of target adjusted revenues and 85% to 115% of target adjusted net income; no payment for performance below the thresholds; and no additional payment for performance in excess of the maximums. The performance ranges are narrow, relative to the payout ranges, in order to focus executives on achieving business performance goals in a manner consistent with business plans and communicated guidance. The payout ranges are wide, relative to the performance ranges, in order to reinforce the pay-for-performance nature of the program (for both above-target and below-target performance) and to translate potentially slight differences in performance into meaningful incentives.

The program also permitted the committee to reduce payouts to target levels if 2014 total stockholder return had been negative. For 2014, the plan defined “total stockholder return” as the quotient of (i) the closing price of CryoLife common stock on December 31, 2014 minus the closing price of CryoLife common stock on December 31, 2013, plus cash dividends per share paid in 2014, divided by (ii) the closing price of CryoLife common stock on December 31, 2013. The 2014 total stockholder return was 3.2%.

The 2014 Peer Group Information indicated that target total cash compensation for 2014 was above the 75th percentile for Mr. Anderson, between the 50th and 75th percentiles for Mr. Lee, and within a competitive range of the 50th percentile for the other named executive officers. The committee approved Mr. Lee’s target cash compensation above the 50th percentile because his responsibilities significantly exceed those of the positions utilized for comparison purposes, and his target total direct compensation (including the value of equity awards) remained only slightly above a competitive range of the 50th percentile. The committee approved Mr. Anderson’s target total cash compensation because the desired pay mix for Mr. Anderson intentionally emphasized cash over equity compensation given his significant stock ownership. The committee also approved Mr. Mackin’s pro-rated total target cash compensation as part of his overall compensation package, having determined, in consultation with Towers Watson, that total target cash was within a competitive range of the 50th percentile, as determined from Towers Watson’s analysis of CEO compensation data from the 2014 Peer Group, as updated through May 2014.

The committee continued to use a “meets or exceeds” standard for determining payouts under the individual performance component of the short-term incentive, as it believes that this system simplifies the determination and minimizes the impact of subtle differences in performance. The committee also believes that the 2014 short-term incentive program target payout percentages provided each executive with an appropriate incentive opportunity given his position with and importance to CryoLife.

Analysis – Plan Payout

In arriving at its decision to approve the 2014 short-term incentive payouts in early 2015, the committee took into consideration the following:

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CRYOLIFE, INC. | 2015 Proxy Statement

•	The actual performance results of CryoLife relative to the pre-determined performance goals

•

The committee also determined, after deliberation and consultation with Towers Watson, that it was appropriate to exclude from the adjusted net income calculation certain unbudgeted expenses associated with Mr. Mackin’s recruitment and employment as CEO during 2014 – including salary and bonus, equity compensation, attorneys’ fees, and relocation expenses – as such expenses were not anticipated at the time the plan was proposed and approved and were not within management’s control

•	In connection with the individual performance bonus for each named executive officer other than the CEOs, the actual performance of each such officer

As part of the committee’s joint review, with the Nominating and Corporate Governance Committee, of Messrs. Mackin’s and Anderson’s 2014 performance, the committee approved individual performance bonuses for Messrs. Mackin and Anderson based on the committees’ subjective assessment of their performance as CEO. The committees also considered Mr. Anderson’s performance in the role of Executive Chairman relative to the job duties set forth in his employment agreement for that role. The committees determined that both Messrs. Mackin’s and Anderson’s individual performances met or exceeded the committees’ expectations.

The following tables show the performance results for 2014 and the actual amount of short-term incentive paid to each named executive officer:

2014 Annual Incentive Program

Actual vs. Target Performance

Performance Measure	Weight (%)	Actual Performance ($)	Target Performance ($)	Performance % of Target (%)	Payout % of Target (%)
Adjusted Revenue	40	144,494,000	149,283,000	96.8	74.3
Adjusted Net Income	40	19,374,000	22,637,000	85.6	61.6
Individual Goals	20	Executive- specific	Executive- specific	0 or 100	0 or 100

2014 Annual Incentive Program

Actual(1) vs. Target Payout

Executive	Actual Payout ($)	Target Payout ($)	Payout % of Target (%)
Mackin	88,742(2)	119,300	74.4
Anderson, S.	304,723	409,800	74.4
Lee	167,754	225,600	74.4
Fronk	61,534	113,200	54.4
Capps	84,174	113,200	74.4
Anderson, B.	81,200	109,200	74.4
Burris	56,602(2)	76,100	74.4

(1)

Five of the six currently employed named executive officers received personal performance bonuses based on their individual performance for 2014. Mr. Burris’s personal performance bonus was paid in accordance with the terms of his separation and release agreement. See Potential Payments upon Termination or Change of Control – Employment, Separation and Release, and Change of Control Agreements – Separation and Release Agreement with Jeffrey W. Burris beginning on page 77.

(2)	Messrs. Mackin’s and Burris’s actual and target payout amounts reflect a pro-rated portion of their respective annual incentive opportunities based on their periods of employment during 2014.

These tables demonstrate how the short-term incentive program design effectively aligned performance and compensation, as the company’s below-target performance with respect to the adjusted revenue and adjusted net income performance measures yielded payouts at only 74.3% and 61.6%, respectively.

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CRYOLIFE, INC. | 2015 Proxy Statement

2014 Long-Term Incentives

The committee generally determines the size, form, and provisions of any equity-based long-term incentive awards each February as part of its overall review and approval of CryoLife’s executive compensation program. As it did for 2013, the committee granted equity awards to officers for 2014 in the form of stock options, restricted stock, and performance stock units, based on a fixed number of shares, with approximately one-third of the total shares granted allocated to each form. The committee allocated shares to performance stock units at their target numbers. See Grants of Plan-Based Awards beginning on page 54 for a description of the terms of the performance stock units; and see Appendix A for a description of the underlying performance measure of adjusted EBITDA.

In determining the size of the grants, the committee considered the company’s share price and corresponding estimated grant date value of the grants, the number of shares subject to the grants, the number of shares outstanding, and the percentage of the outstanding shares to be granted to employees.

The following table sets forth the 2014 equity awards approved by the committee for each of the named executive officers except Mr. Mackin; the named executive officers each received the same number of awards in 2013:

2014 and 2013

Annual Equity Grant Level

Executive	Perf. Stock Units(1) (#)	Stock Options(2) (#)	Restricted Stock(3) (#)	Total (#)
Mackin(4)	|-------------------------- N/A ----------------------------|
Anderson, S.	41,667	41,667	41,667	125,001
Lee	16,667	16,666	16,667	50,000
Fronk	11,667	11,666	11,667	35,000
Capps	10,000	10,000	10,000	30,000
Anderson, B.	10,000	10,000	10,000	30,000
Burris	11,667	11,666	11,667	35,000

(1)

Reflects the target performance stock unit award level. The actual number of shares earned under the performance stock units was based on adjusted EBITDA performance for the applicable year. Earned shares vested/will vest 50% on the first anniversary of the award date, 25% on the second anniversary, and 25% on the third anniversary. The actual number of shares that could have been earned ranged from zero to 150% of target. The 2013 and 2014 target performance stock units were valued using grant date closing prices of $6.01 and $9.97, respectively. Based on 2013 and 2014 adjusted EBITDA performance, the named executive officers earned 2013 and 2014 performance stock units at approximately 116.2% and 50%, respectively, of the target award levels.

(2)

Stock options vest 1/3 per year beginning on the first anniversary of the grant date. Stock options were valued using a Black-Scholes Option Pricing Model with values for the 2013 and 2014 awards of $2.54 and $4.08, respectively.

(3)

Restricted stock cliff vests on the third anniversary of the grant date. The restricted stock was valued using grant date closing stock prices for the 2013 and 2014 awards of $6.01 and $9.97, respectively.

(4)

Mr. Mackin did not receive an annual equity grant for 2014; he did, however, receive a new-hire stock option grant and a performance-based restricted stock award upon his commencement of employment in September 2014. Both of these awards are described at Grants of Plan-Based Awards – Employment Agreement with J. Patrick Mackin beginning on page 55.

Analysis – Plan Design

In approving the 2014 equity award levels, the committee considered the following primary factors:

•	The desire to have an even allocation among stock options, restricted stock, and performance stock units

•	The objective of achieving performance and retention incentives through the use of annual equity grants, especially given CryoLife’s historical stock price volatility

•	The availability of shares under CryoLife’s various stockholder-approved equity plans

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CRYOLIFE, INC. | 2015 Proxy Statement

•

The resulting positioning of target total direct compensation (i.e., salary, plus target short-term incentive value, plus long-term incentive value) against market benchmarks, as described below at Target Total Direct Compensation

The committee believed that the blend of stock options, restricted stock, and performance stock units appropriately balanced the performance, stockholder alignment, and retention objectives of CryoLife’s long-term incentive program. The use of multiple award types is a prevalent practice among industry peers, and the use of performance stock units creates even stronger alignment between pay and performance. In addition, the annual grant frequency results in more continuous performance and retention strength by reflecting changes in the stock price year over year.

The committee determined that basing the size of equity grants on an analysis of the number of shares and the percentage of the outstanding shares continued to be appropriate at that time, in light of the company’s share price, the annual grant rate and number, and the available share reserve. For 2014, the committee granted to the officers the same numbers of options, shares of restricted stock, and performance stock units as were granted in 2013. The committee has, however, continued to evaluate the merits of using numbers of options/shares/units, instead of a fixed value, to determine equity grants, and based on this evaluation, decided to adopt a value-based approach for 2015 equity grants, as described in 2015 Long-Term Incentives beginning on page 45.

The committee determined vesting schedules for the 2014 equity awards in consultation with PM&P and believes that they provided the appropriate long-term incentive for continued employment with the company. The committee determined the terms of the performance stock unit grant based on input from management and in consultation with PM&P and believes that they provide similarly appropriate incentives. The committee believes that adjusted EBITDA is a reasonable proxy for CryoLife’s earnings performance, and it also effectively measures areas of performance that drive the future growth of the company while allowing for adjustments to eliminate items that might provide improper incentives and items over which management has little or no control. The committee also believed that the adjusted EBITDA threshold and target performance levels were challenging, but expected the threshold and target levels to be achieved.

The performance stock units’ design provides for shares to be earned in the range of 50% to 150% of target for performance levels of 85% to 115% of target adjusted EBITDA; no shares are earned for performance below the threshold; and no additional shares are earned for performance in excess of maximum performance. Shares are earned in “tiers” as set forth in the following table:

EBITDA Performance Tier (% of Target)	Payout (% of Target)
< 85.0	0
85.0 - 89.9	50
90.0 - 94.9	75
95.0 - 106.9	100
107.0 - 115.0	110-150 (ratable)

The committee adopted this tiered/ratable approach to address the variability and volatility inherent in some of the adjusted EBITDA inputs. The performance range is narrow, relative to the shares-earned range, in order to focus executives on achieving business performance goals in a manner consistent with business plans and communicated guidance. The shares-earned range is wide, relative to the performance range, in order to reinforce the pay-for-performance nature of the program (for both above-target and below-target performance) and to translate potentially slight differences in performance into meaningful incentives. This translation effect can be seen clearly by the difference in payouts under the PSUs in 2013 and 2014 that correspond to the relative performance in those two years.

Target Total Direct Compensation

In determining the individual components of the officers 2014 compensation (i.e., salary, target short-term incentive, and long-term incentive), the committee evaluated the resulting target total direct compensation against market benchmarks, as follows below, taking into account the committee’s desire to have target total direct compensation generally within a competitive range of the company’s peer group median. The following table summarizes the named

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CRYOLIFE, INC. | 2015 Proxy Statement

executive officers’ 2014 target total direct compensation; the positioning of that compensation relative to the peer group median; and the primary rationale for approving each named executive officer’s compensation at the level shown:

2014 Target Total Direct Compensation

Compared to Peer Median

Executive	2014 Target Total Direct Compensation Opportunity(1) ($)	Peer Median(2) ($)	CRY vs. Median (%)	Primary Rationale
Mackin	|-------------------------------------------------------- N/A ----------------------------------------------------------------|
Anderson, S.	2,093,641	1,690,000	124	Company founder with 40 years’ experience
Lee	1,001,937	860,000	117	Near a competitive range of the 50th percentile
Fronk	676,437	650,000	104	Within a competitive range of the 50th percentile(3)
Capps	636,400	640,000	99	Within a competitive range of the 50th percentile(3)
Anderson, B.	622,400	550,000	113	Within a competitive range of the 50th percentile(3)
Burris	703,037	695,000	101	Within a competitive range of the 50th percentile(3)

(1)     Equity grant value based on a grant date closing stock price of $9.97 for restricted stock and performance stock units, and a grant date Black-Scholes Option Value of $4.08. Performance stock units are included at target award levels/values.

(2)     Based on data provided by PM&P (the 2013 Study).

(3)     Competitive range recommended by PM&P and agreed to by the committee as 85-115% of the peer group 50th percentile.

Analysis – PSUs Earned

In arriving at its decision in February 2015 to certify the company’s adjusted EBITDA performance with respect to the 2014 performance stock units, the committee took into consideration the company’s actual adjusted EBITDA performance results relative to the pre-determined adjusted EBITDA performance goal. The following table presents the target, threshold, and maximum adjusted EBITDA performance levels associated with target, threshold, and maximum award opportunities under the 2014 performance stock unit grants. The table also provides the actual adjusted EBITDA performance level for 2014, as certified by the committee, together with the associated levels of shares that were earned.

2014 Performance Stock Units

Actual vs. Target/Threshold/Maximum Performance

Performance Measure	Target Performance ($)	Threshold Performance ($)	Maximum Performance ($)	Actual Performance ($)	Performance % of Target (%)
Adjusted EBITDA	23,225,000	19,740,000	26,709,000	20,282,000	87.3

2014 Performance Stock Units

Actual vs. Target/Threshold/Maximum Payout

Executive	Target Payout (#)	Threshold Payout (#)	Maximum Payout (#)	Actual Payout (#)	Payout % of Target (%)
Mackin	|----------------- N/A -----------------|			|--------- N/A ----------|
Anderson, S.	41,667	20,834	62,501	20,834	50
Lee	16,667	8,334	25,001	8,334	50
Fronk	11,667	5,834	17,501	5,834	50
Capps	10,000	5,000	15,000	5,000	50
Anderson, B.	10,000	5,000	15,000	5,000	50
Burris	11,667	5,834	17,501	N/A	N/A

Pursuant to the terms of the performance stock unit grants, 50% of the shares earned vested on February 26, 2015, 25% of the shares will vest on February 26, 2016, and the remaining 25% of the shares will vest on February 26,

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CRYOLIFE, INC. | 2015 Proxy Statement

2017, assuming the executive continues to be employed by the company on those dates. See Appendix A for further details regarding the adjusted EBITDA performance measure and the reconciliation of that measure to net income as reported for purposes of U.S. GAAP.

Equity and Cash Incentive Plan

In February 2015, the committee approved certain amendments to the Second Amended and Restated 2009 Stock Incentive Plan (the “Stock Incentive Plan”), to be renamed the CryoLife, Inc. Equity and Cash Incentive Plan (the “Equity and Cash Plan”), with such amendments contingent on shareholder approval, based on management’s recommendation and in consultation with Towers Watson. The Equity and Cash Plan includes new provisions for cash-based incentive payments that comply with the requirements to be “qualified performance-based compensation,” and ensure the tax deductibility of such payments to certain named executive officers, under Section 162(m) of the Internal Revenue Code. The company intends to use this plan to provide tax-deductible annual short-term incentive bonus opportunities for 2015 and future years. Otherwise, the Equity and Cash Plan retains the terms of the Stock Incentive Plan as approved by shareholders in 2014. See Appendix B beginning on page B-1 for a discussion and full text of the Equity and Cash Plan.

2014 Deferred Compensation

The CryoLife, Inc. Executive Deferred Compensation Plan allows certain key employees of CryoLife, including the named executive officers, to defer receipt of some or all of their salaries and/or the cash portion of any bonus awarded pursuant to the short-term executive incentive plan. The plan’s administrative committee, subject to ratification and approval of the committee, establishes the maximum and minimum percentages of bonus awards that plan participants may defer in each plan year. These percentages were from zero to 75% for base salary and the annual cash bonus for 2014. Plan participants establish their respective deferral amounts for their base salaries prior to the beginning of each calendar year, and prior to July for their short-term incentive compensation for that year, which is calculated and paid after the completion of the plan year.

The plan provides for tax-deferred growth of deferred compensation and, pursuant to the terms of the plan, CryoLife agrees to distribute to participants the deferred amounts, credited/debited with hypothetical gains and/or losses linked to the performance of investment options selected by participants from among the non-proprietary investment options available under the plan. The plan does not have investment options that provide for above-market or preferential earnings. Distribution of all deferred compensation, including any gains or losses, occurs upon death, disability, retirement, or termination. Also, a plan participant may elect to receive distributions while still employed by CryoLife if at least two years have elapsed from the plan year in which the deferred amounts would have otherwise been paid to the plan participant if not for the deferral. Distributions made while the plan participant is still employed by CryoLife and distributions made pursuant to termination will be paid in a lump sum to the plan participant. Plan participants may elect to receive the distribution in a lump sum, quarterly, in annual installments for a specified period, or via a combination thereof upon death, disability, or retirement. Hardship withdrawals during any plan year may be made upon the occurrence of an unforeseeable emergency for a particular plan participant or if a plan participant receives a hardship distribution under CryoLife’s 401(k) plan. All deferred amounts and deemed earnings thereon are fully vested at all times. CryoLife has no current plans to match any contributions of any executive officer.

2014 Perquisites

It is CryoLife’s policy not to provide perquisites to its officers without prior approval of the committee. To the extent that perquisites are incidental to a business-related expense, such as personal use of a business club, the named executive officers are generally required to reimburse CryoLife for any incremental cost of such personal benefit. Other than these incidental personal benefits, none of our executives receive any perquisites that are not also provided on a non-discriminatory basis to all full-time employees, except for Messrs. Mackin and Anderson, whose compensation is discussed at Employment and Change of Control Agreements below, and except for supplemental disability insurance and airline club memberships provided to certain of the named executive officers. In keeping with CryoLife’s practice with respect to all full-time employees, executive officers are also eligible to receive certain one-time benefits upon achieving employment milestones, including receiving $5,000 towards a vacation and two weeks of additional vacation upon reaching 15 years of service with CryoLife, $10,000 towards a vacation and two weeks of additional vacation upon reaching 20 years of service with CryoLife, and two weeks of additional vacation upon reaching 25 years of service with CryoLife.

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CryoLife’s supplemental disability insurance is designed, in conjunction with CryoLife’s group disability benefits for most employees, to provide each of CryoLife’s officers, except Messrs. Mackin, Steven Anderson, and Lee, with approximately 67% income replacement, calculated based on the most currently available salary and bonus information at the time of the annual policy renewal. For 2014, Messrs. Mackin’s, Steven Anderson’s, and Lee’s income replacement level was approximately 40% (taking only salary replacement into account), 25%, and 46%, respectively. The supplemental insurance provides for a maximum monthly benefit of $5,000 per officer, in addition to amounts paid by the generally available disability policy. The supplemental insurance provides for a benefit payment period of up to age 65. Disabilities that occur between the ages of 65 and 75 would have a benefit period of up to two years. Disabilities that occur after age 75 would have a benefit period of up to one year. The committee approved this supplemental insurance upon the recommendation of management and based on the committee’s belief that this insurance was appropriate, cost effective, and consistent with the benefits provided by CryoLife’s peers.

EMPLOYMENT, SEPARATION AND RELEASE, AND CHANGE OF CONTROL AGREEMENTS

Employment Agreement with J. Patrick Mackin

In July 2014 the Board appointed Mr. Mackin as President and CEO, and the company and Mr. Mackin entered into an employment agreement (the “Mackin Agreement”), which became effective on September 2, 2014.

The Mackin Agreement addresses Mr. Mackin’s role and responsibilities, his rights to compensation and benefits during active employment, the treatment of various employment termination scenarios (see Potential Payments Upon Termination or Change of Control – Employment, Separation and Release, and Change of Control Agreements – Employment Agreement with J. Patrick Mackin beginning on page 73), and various post-employment prohibitions regarding competing with the company, soliciting its employees and customers, and disclosing its confidential information. The Mackin Agreement extends automatically daily beginning on the second anniversary of the effective date, subject to earlier termination pursuant to the terms of the agreement, and has an initial three-year term.

In accordance with the Mackin Agreement, on September 2, 2014, Mr. Mackin commenced employment with the company and received an inducement bonus and inducement equity grants, in addition to a base salary and target cash bonus pro-rated for his period of employment with the company during 2014. The Mackin agreement also provided for Mr. Mackin’s appointment or nomination to the company’s Board of Directors. For details regarding the terms of the Mackin Agreement, see Grants of Plan-Based Awards – Employment Agreement with J. Patrick Mackin beginning on page 55.

Analysis

The committee believes that it is important to have an employment agreement with Mr. Mackin due to the criticality of his role, to provide him with certainty regarding the company’s commitments, and the need to have clarity about the respective obligations and expectations of both the company and Mr. Mackin and to have those set forth in writing. The Board believed that Mr. Mackin should be appointed to the Board both because it was appropriate and useful to have the CEO serve as a member of the Board, and because of his business acumen and experience in the life sciences industry. Accordingly, Mr. Mackin was appointed to the Board on October 21, 2014.

As part of the Board’s process of negotiating the Mackin Agreement with Mr. Mackin, the committee determined and recommended to the Board for approval the compensation package elements contained in the Mackin Agreement. In developing Mr. Mackin’s compensation package, the committee consulted with Towers Watson, which performed benchmarking analyses and advised the committee on the appropriateness of the various elements and the totality of Mr. Mackin’s compensation package. Specifically, Towers Watson compiled and analyzed data and consulted with the committee regarding the following:

•

Assessment of Mr. Mackin’s compensation at his then-current employer relative to target compensation for the company’s CEO, as well as median CEO target compensation for the company’s compensation peer group (the peer group used by PM&P for the 2013 Study)

•	Valuation of equity awards that Mr. Mackin would forfeit upon terminating employment with his then-current employer

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CRYOLIFE, INC. | 2015 Proxy Statement

•

Evaluation of various compensation vehicles to deliver appropriate levels of compensation to Mr. Mackin efficiently, in a manner consistent with the committee’s compensation philosophy, and that is reasonable relative to the company’s compensation peer group

•	Assessment of the impact of various compensation levels and designs on the company’s ratings with proxy advisory services

The committee evaluated the information and analysis provided by Towers Watson in determining the compensation package offered to, and ultimately accepted by, Mr. Mackin. The committee adopted most of Towers Watson’s recommendations with respect to Mr. Mackin’s compensation package, but also declined to adopt certain recommendations based on budgetary and internal equity considerations.

Employment Agreement with Steven G. Anderson

In 2012, the committee and the Board approved an employment agreement (the “Anderson Agreement”) with Steven G. Anderson, CryoLife’s former Executive Chairman and former President and CEO, which became effective January 1, 2013, following the expiration of his prior employment agreement. The Anderson Agreement initially had a three-year term (through December 31, 2015) and retained the same quantitative level of base salary and retirement and change of control benefits as the prior agreement.

In addition, the Anderson Agreement provided that Mr. Anderson would receive certain compensation upon termination of his employment. The potential payments that could have resulted under each scenario are described at Potential Payments Upon Termination or Change of Control – Employment, Separation and Release, and Change of Control Agreements – Employment Agreement with Steven G. Anderson beginning on page 74.

In May 2014, the Board amended the Anderson Agreement to extend it through December 31, 2016. The Board amended the Anderson Agreement again in September 2014 to reflect Mr. Anderson’s appointment as Executive Chairman and include attendant job responsibilities, following Mr. Mackin’s commencement of employment and assumption of the roles of President and CEO. For details regarding the terms of the Anderson Agreement, see Grants of Plan-Based Awards – Employment Agreement with Steven G. Anderson beginning on page 56.

On April 9, 2015, Mr. Anderson retired from the company and from service as a member of the Board, and he entered into a separation agreement with the company (the “Anderson Separation Agreement”). For details regarding the benefits provided under this agreement, see Potential Payments Upon Termination or Change of Control – Employment, Separation and Release, and Change of Control Agreements – Separation Agreement with Steven G. Anderson beginning on page 75.

Analysis

The committee’s primary goals with respect to its initial approval of the Anderson Agreement were to continue to provide for fair compensation, retirement, and change of control benefits to Mr. Anderson, while appropriately responding to the company’s 2012 say on pay vote. In developing and negotiating the Anderson Agreement, the committee consulted with its independent compensation consultant, which prepared an analysis of potential terms and changes, as well as legal counsel and the consulting arm of Institutional Shareholder Services.

Following the consultation and review described above, the committee determined that continuation of the base salary, retirement, and change of control benefit levels contained in the agreement were reasonable and appropriate in order to achieve the committee’s goals, as well as the Board’s goal of retaining Mr. Anderson through 2015. The committee believed that the material terms of Mr. Anderson’s employment agreement were appropriate, based on a review of CryoLife’s peers and taking into consideration Mr. Anderson’s position as the founder and CEO of CryoLife with approximately forty years of experience and thirty years of service to the company.

The committee also believed that the retirement and death benefits provided for in the Anderson Agreement were appropriate in light of the fact that CryoLife does not provide any pension or similar retirement plan for Mr. Anderson. In approving the change of control benefit, the committee’s goal was for Mr. Anderson to have certainty regarding his treatment following any change of control so that he would be able to address a potential takeover attempt without concern as to whether it might have negatively impacted him personally.

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When the committee extended the term of the Anderson Agreement in May 2014, it determined that it was appropriate to continue Mr. Anderson’s then-current compensation package. Following Mr. Mackin’s commencement of employment with the company in September 2014, the committee determined that it was necessary to retain Mr. Anderson as Executive Chairman, at his then-current compensation. Towers Watson compiled and analyzed data and consulted with the committee regarding its analysis.

In entering into the Anderson Separation Agreement in April 2015, the committee determined that it was appropriate to provide Mr. Anderson the benefits described in that agreement in order to recognize Mr. Anderson’s service and contribution to the company and to secure continued availability for advisory services, obtain a release of claims and a right of first refusal on certain block sales of company stock, and secure non-compete, non-solicitation, and non-disparagement covenants from Mr. Anderson.

Separation and Release Agreement with Jeffrey W. Burris

Jeffrey W. Burris, the company’s former Vice President and General Counsel, separated from employment with the company effective August 18, 2014, and he and the company entered into a Separation and Release Agreement (the “Burris Agreement”) that became effective on September 6, 2014. The Burris Agreement provides for the termination of Mr. Burris’s employment, effective August 18, 2014.

The Burris Agreement provides that Mr. Burris has received or will receive payments that are described at Potential Payments Upon Termination or Change of Control – Employment, Separation and Release, and Change of Control Agreements – Separation and Release Agreement with Jeffrey W. Burris beginning on page 77.

Analysis

The committee believes that it is appropriate to provide separation benefits under certain circumstances. Separation benefits are often appropriate for executive-level employees, in particular, as it may take them a significant period of time to identify and transition to another executive-level role outside the company. Continuation of salary and health and other benefits, as well as outplacement benefits, all assist with these transitions. In addition, a meaningful level of separation benefits is often required to obtain a release of claims and often valuable continued cooperation, non-compete, non-solicitation, and non-disparagement covenants from the departing employee. In Mr. Burris’s case, the committee also wished to secure his continued availability, on a limited basis, to assist the company with the transition of his duties and certain ongoing legal matters. The committee determined that for these reasons, and in recognition of Mr. Burris’s service to the company, the separation benefits noted above were appropriate.

Change of Control Agreements with Other Named Executive Officers

CryoLife has entered into change of control agreements with each of the named executive officers other than Messrs. Mackin and Anderson. The material terms of those agreements are described in Potential Payments upon Termination or Change of Control – Change of Control Agreements with Other Named Executive Officers beginning on page 78. As described in Separation and Release Agreement with Jeffrey W. Burris above, Mr. Burris’s change of control agreement was terminated by the Burris Agreement.

Analysis

It is the committee’s intent that provisions in the change of control agreements regarding an executive’s termination in conjunction with a change of control, preserve executive morale and productivity and encourage retention in the face of the disruptive impact of an actual or rumored change of control of CryoLife. In addition, these provisions align executive and stockholder interests by allowing executives to consider corporate transactions that are in the best interests of CryoLife’s stockholders and other constituents without undue concern over whether the transactions may jeopardize the executives’ own compensation. The committee does not believe that the change of control agreements provide undue incentive for the executive officers to encourage a change of control. Finally, the provisions protect stockholder interests in the event of a change of control by helping increase the likelihood of management continuity through the time of the change of control, which could improve company performance and help maintain and enhance stockholder value.

The change of control agreements are “double-trigger” agreements, as they require both a change of control and termination of employment to have occurred before CryoLife is required to make payments pursuant to the agreements.

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The committee approved a larger termination payment under the agreement for Mr. Lee than for the other executive officers based upon his senior officer status and his relatively greater ability to influence decisions regarding whether or not a change of control transaction should be pursued.

ADDITIONAL POLICIES AND PRACTICES

Clawback Policy

The 2007 Executive Incentive Plan includes a clawback provision. This clawback allows CryoLife to recover bonus awards under the plan that were paid in the 12-month period prior to a significant financial statement restatement. The amounts may be recovered at the discretion of the committee and subject to applicable laws if the award was made on the basis of CryoLife having met or exceeded specific performance targets for performance periods affected by the restatement. In such an event, the committee may require participants to repay to CryoLife the difference between the bonus actually received by the participant and the amount of the recalculated bonus, using the restated financial results.

In addition, Mr. Mackin’s employment agreement provides that if he fails to comply with certain post-employment protective covenants, he may be required to repay any portion of change of control or severance payments he has previously received from the company. Similarly, Mr. Anderson’s employment agreement provides that in the event that CryoLife obtains a final, non-appealable judgment of a competent court declaring Mr. Anderson to have breached one or more of the non-compete or non-solicitation covenants contained in the agreement, he must repay such portions of his change of control and termination payment as the court shall order.

To the extent not addressed by the provisions above, the committee continues to consider the appropriate structure for additional clawback provisions. These additional clawback provisions would, in specified instances, require executive officers to return to CryoLife incentive compensation paid if such compensation is based upon financial results that turn out to have been materially inaccurate when published. The committee intends to adopt and disclose such a policy in compliance with and to the extent required by the Dodd Frank Wall Street Reform and Consumer Protection Act of 2010.

Stock Ownership Guidelines

CryoLife maintains stock ownership guidelines for executives that have been recommended and approved by the committee along with the Nominating and Corporate Governance Committee, and approved by the Board of Directors. The stock ownership guidelines were adopted in 2012 and required the following stock ownership levels for the named executive officers:

Stock Ownership Guidelines Summary
Executive	Required Shares(1) (#)	Required Value(1) ($)	Owned Shares(2) ($)	Value of Owned Shares at Assumed Share Price(3) ($)	Compliance Test
Mackin	420,000	2,100,000	30,832	320,344	N/A(4)
Anderson, S.	420,000	2,100,000	1,429,643	14,853,986	Yes
Lee	100,000	500,000	247,958	2,576,278	Yes
Fronk	54,000	270,000	112,193	1,165,680	Yes
Capps	53,000	265,000	89,621	931,162	Yes
Anderson, B.	50,000	250,000	104,791	1,088,778	Yes
Burris	58,000	290,000	|----------------------------N/A-------------------------|

(1)	Policy requires the lesser of the noted “Required Shares” or “Required Value.”

(2)	Owned Shares calculated as of March 18, 2015 per the guidelines. Ownership includes owned shares, restricted stock grants, and performance stock units (at actual, earned levels) with respect to which performance criteria have been satisfied.

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(3)	Actual Value of Owned Shares at Assumed Share Price calculated based on an assumed share price of $10.39, the closing share price of CryoLife stock on March 18, 2015.

(4)	Per the ownership guidelines, Mr. Mackin has until September 2019 to comply with the noted share or value guidelines.

These guidelines became effective for all currently employed named executive officers on February 18, 2015. The shares to be counted towards ownership under the revised guidelines will include shares owned directly or indirectly through the CryoLife, Inc. Employees’ Stock Purchase Plan or by a person’s spouse, as well as any other shares related to or underlying vested or unvested restricted stock or restricted/performance stock units held by such person but do not include shares held through any other form of indirect beneficial ownership or shares underlying unexercised options. The committee requires that the named executive officers hold 50% of the net after-tax shares received from option exercises and stock vesting until the executive is in compliance with the required minimum stock ownership level. As of March 18, 2015, all of the currently employed named executive officers were in compliance with the ownership levels set forth in the guidelines.

In February 2015, the Board’s Nominating and Corporate Governance Committee approved an amendment to the ownership guidelines, based on a recommendation by the committee, that requires that an officer satisfy the guidelines within five years of being hired or promoted into a position subject to the guidelines. The amendment also provided that an officer who was already subject to the guidelines and who assumes a new position subject to a higher level of ownership under the guidelines will continue to be subject to the guidelines applicable to his or her prior position until the guidelines for the new position become effective.

Anti-Hedging Policy

CryoLife executive officers are prohibited from trading in publicly traded options, puts, calls, straddles, or similar derivative securities of CryoLife at any time, whether or not issued directly by CryoLife or by any exchange, and may not engage in put or call transactions involving CryoLife’s stock or purchase financial instruments designed to hedge or offset any decrease in the market value of CryoLife securities except for standard collars or prepaid forward transactions that have been pre-approved at least 90 days in advance by the independent Directors of the Board or a committee consisting solely of independent Directors and that are disclosed to stockholders on a Form 4 or by other means acceptable to the SEC. Furthermore, executive officers are prohibited from effecting short sales of the company’s securities at any time. The committee and the Board intend to adopt and disclose a policy on hedging by employees and Directors with respect to CryoLife securities in compliance with and to the extent required by the Dodd Frank Wall Street Reform and Consumer Protection Act of 2010.

Equity Grants/Inside Information

The committee generally adheres to a policy of not granting equity-based compensation awards at times when insiders are in possession of material, non-public information. One notable exception to this policy is with respect to equity grants to new hires, which can be made as of the hire date, provided that management discloses to the committee at the time of grant any material, non-public information. In all other instances, if the committee approves the grant of an option or equity award at a time when it is in possession of material, non-public information, it is the committee’s general policy to delay the grant and pricing of the option and/or issuance of the equity award until a date after the public dissemination of all such material, non-public information.

2015 EXECUTIVE COMPENSATION ACTIONS

2014 Executive Compensation Study

During 2014, as in prior years, the committee directed its independent consultant to conduct a review and assessment of the executive compensation program at CryoLife. The 2014 executive compensation study was prepared in October 2014, and considered by the committee when making 2015 compensation adjustments for executive officers and changes to program design. The “2014 Study” assessed both the competitiveness of pay levels and the alignment of pay with company performance.

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Survey data in the 2014 Study were drawn from (a) 2014 Towers Watson CDB General Industry Executive Compensation Database, 2014 Towers Watson CSR Top Management Compensation Survey, 2014 Mercer General Industry Executive Compensation Survey, and 2014 Radford Global Life Sciences Survey; and (b) proxy statement data from CryoLife’s compensation peer group of 15 companies. At the time the 2014 Study was conducted, the 2015 peer group companies had median revenues of $137 million and median market capitalization as of August 31, 2014 of $500 million. With respect to the named executive officers included in the 2014 Study, market references reflected a blend of the General Industry, Life Sciences, and 2015 peer group data with weightings varying by executive role. We refer to the blended 2015 peer group and survey compensation data for all named executive officers as the “2015 Peer Group Information.”

The following peer companies were used for the 2014 Study:

Peer Company	FYE Revenue(1) ($)
Merit Medical Systems, Inc.	449

Most of the same companies were used for the 2014 Study peer group and the 2013 Study peer group. However, Theragenics Corporation and Stereotaxis, Inc. were removed from, and Endologix, Inc., LeMaitre Vascular, Inc., and Rockwell Medical, Inc. were added to, the 2014 Study peer group.

CryoLife’s annual revenue is positioned near the median of the peer group’s annual revenue, and the peer group includes seven companies that are larger, and eight that are smaller, than CryoLife based on annual revenues.

The committee believes that the pay practices of these companies provide a useful reference point for pay and performance comparisons at CryoLife.

Angiodynamics, Inc.	351
Exactech, Inc.	237
Alphatec Holdings, Inc.	203
RTI Biologics, Inc.	198
Abiomed, Inc.	184
Spectranetics Corp.	157
Cardiovascular Systems, Inc.	137
Endologix, Inc.	132
Atrion Corp.	132
Vascular Solutions, Inc.	109
AtriCure, Inc.	81
Anika Therapeutics, Inc.	75
LeMaitre Vascular, Inc.	64
Rockwell Medical, Inc.	52
Median	137
CryoLife	140

(1)	Latest FYE revenue, in millions, as of companies’ most recent fiscal year end.

2015 Base Salary

The committee determined that it was appropriate to leave salaries at 2014 levels for 2015 for the named executive officers, other than Messrs. Capps and Bruce Anderson, whose 2015 salaries were increased by 3%.

Analysis

Based on input from management and in consultation with Towers Watson, the committee approved continuation of 2014 base salaries for certain of the executives and a 3% increase for certain other executives, basing such approvals on cost of living and individual performance considerations, as well as a recognition that the company’s 2014 business performance did not meet plan in a number of respects.

2015 Short-Term Incentives

The committee approved the 2015 short-term incentive program (the “Annual Plan”) in February 2015. The 2015 Annual Plan provides for the same performance measures (adjusted for projected changes in 2015 levels of adjusted revenue and adjusted net income), same design, and same target incentive opportunity as the 2014 program, except that the committee provided for the exclusion of unbudgeted 2015 executive severance and onboarding costs for purposes of the calculation of adjusted net income.

In March 2015, the committee approved a plan that we refer to as our “Umbrella Plan” for the primary purpose of ensuring tax deductible treatment for the company for awards made to certain key executives, including each of our named executive officers, under the 2015 Annual Plan. The 2015 Annual Plan operates within the Umbrella Plan so that cash bonuses to our named executive officers and other participants in our Umbrella Plan will qualify as “performance-based compensation” and therefore be tax deductible under Section 162(m) of the Internal Revenue Code (“Section

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162(m)”), provided that the amendments to the Second Amended and Restated 2009 Stock Incentive Plan are approved at the Annual Meeting.

The Umbrella Plan establishes a threshold performance requirement that the company must meet in order for the participants to earn a bonus under the 2015 Annual Plan. For fiscal 2015, the company must achieve adjusted net income of at least $8,554,000 in order for awards to be made under the Umbrella Plan. If the threshold performance requirement is met, each participant may be eligible under the plan to receive up to 140% of his or her target bonus under the 2015 Annual Plan. After the end of the fiscal year, though, the committee may, and likely will, exercise its discretion to adjust any amounts earned under the Umbrella Plan downward to the amounts earned under the 2015 Annual Plan, so that the entire amount paid to each of our named executive officers under the 2015 Annual Plan can be treated as performance-based compensation and, therefore, tax deductible under Section 162(m).

In conjunction with Steven G. Anderson’s retirement from the company and pursuant to the terms of the Anderson Separation Agreement, Mr. Anderson will receive 25% of the bonus under the Annual Plan to which he would have been entitled had he remained employed by the company through December 31, 2015 and met or exceeded his individual performance objectives. For further details, see at Potential Payments Upon Termination or Change of Control – Employment, Separation and Release, and Change of Control Agreements – Separation Agreement with Steven G. Anderson beginning on page 75.

Analysis

Upon review and consideration, the committee continues to believe that the performance measures of adjusted revenue and adjusted net income used in the 2014 short-term incentive program will motivate management to achieve increases in 2015 revenues and net income and operating cash flow goals, as well as to drive personal performance and provide appropriate incentives to satisfy employee retention goals. As a result, the committee approved the adjusted revenue and adjusted net income measures (as adjusted for 2015 forecast results) that it used with respect to 2014 for use in the 2015 Annual Plan. For 2015, the committee approved the exclusion of unbudgeted 2015 costs associated with executive staff changes from the adjusted net income calculation for the same reasons it excluded Mr. Mackin’s salary and on-boarding costs from the calculation of adjusted net income for purposes of the 2014 annual incentive program. See 2014 Compensation Components; 2014 Short-Term Incentives; Analysis – Plan Payout beginning on page 33.

The committee believes that 2015 adjusted revenue and adjusted net income threshold and target performance levels are challenging, but expects them to be achieved. The 2015 adjusted revenue and adjusted net income targets are within the range of 2015 product and service revenue guidance previously publicly announced by CryoLife.

The committee determined that it was appropriate to provide Mr. Anderson with the Annual Plan benefit noted above as part of his overall retirement package under the Anderson Separation Agreement in recognition of his service and contribution to the company and to secure continued availability for advisory services, obtain a release of claims and a right of first refusal on certain block sales of company stock, and secure non-compete, non-solicitation, and non-disparagement covenants from Mr. Anderson.

2015 Long-Term Incentives

Based on input from management and in consultation with Towers Watson, the committee considered the long-term incentive program and determined to change the design of the 2015 program to have the mix of equity awards be based on an equal allocation of value, rather than a fixed number of options/stock/units, among stock options, restricted stock, and performance stock units, with approximately one-third of the value being granted allocated to each type of award. The committee allocates and values performance stock units at their target numbers.

The committee determined that the estimated grant date fair value of the awards to officers, except Steven Anderson, in 2015 should remain approximately the same as was granted in 2014. In order to determine the number of options, shares of restricted stock, and target performance shares to be used to deliver such grant date fair value, the committee directed management to determine the numbers of shares of restricted stock and target performance stock units using the closing share price of the company’s stock as of market close on February 18, 2015, and to also determine the number of stock options using the estimated fair value of the options as of the same date. The numbers of options, shares, and target performance stock units, determined using the February 18, 2015 share price and option value, were granted on February 19, 2015. See Plan-Based Awards beginning on page 58 of this proxy statement for a description of the terms of the performance stock units. For 2015, the performance stock units are subject to three performance

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measures: adjusted EBITDA, target adjusted inventory levels, and target accounts receivable - days sales outstanding (“DSO”), as further described under Analysis, below. See Appendix A for further details regarding the adjusted EBITDA, adjusted inventory, and accounts receivable - DSO performance measures and the reconciliation of those measures to the appropriate figures as reported under U.S. GAAP.

The committee did not grant 2015 equity awards to the company’s Executive Chairman, Steven Anderson, as it determined, following its review of compensation benchmarking data and analysis provided by Towers Watson in October 2014 and consultation with Towers Watson in February 2015, that Mr. Anderson’s 2015 base salary and target annual incentive provided him with appropriate and adequate compensation, and that the retention incentive provided by equity awards that applies to other officers is not similarly applicable to Mr. Anderson.

The following table provides the 2014 and 2015 equity awards to the named executive officers, as approved by the committee:

Comparison of 2014 and 2015 Equity Grant Levels

	2014 Grant Level				2015 Grant Level
Executive	Perf. Stock Units(1) (#)	Stock Options(2) (#)	Restricted Stock(3) (#)	Total (#)	Perf. Stock Units(1) (#)	Stock Options(2) (#)	Restricted Stock(3) (#)	Total (#)
Mackin	|------------------------------- N/A(4) ---------------------|				30,832	85,105	30,832	146,769
Anderson, S.	41,667	41,667	41,667	125,001	|--------------------------- N/A ----------------------------|
Lee	16,667	16,666	16,667	50,000	12,333	34,042	12,333	58,708
Fronk	11,667	11,666	11,667	35,000	8,633	23,829	8,633	41,095
Capps	10,000	10,000	10,000	30,000	7,399	20,425	7,399	35,223
Anderson, B.	10,000	10,000	10,000	30,000	7,399	20,425	7,399	35,223
Burris	11,667	11,666	11,667	35,000	|--------------------------- N/A ----------------------------|

(1)

Reflects the target performance stock unit award level. The actual number of shares earned under the performance stock units was based on adjusted EBITDA performance for 2014, and will be based on the following performance metrics for 2015: adjusted EBITDA, target adjusted inventory levels, and target accounts receivable – days sales outstanding (80%, 10%, and 10% weightings, respectively). See 2014 Compensation Components; 2014 Long-Term Incentives; Analysis – PSUs Earned beginning on page 37 for details regarding 2014 actual PSU payouts. Earned shares vested/will vest 50% on the first anniversary of the award date, 25% on the second anniversary, and 25% on the third anniversary. The actual number of shares that could have been/could be earned range from zero to 150% of target. We valued the 2014 and 2015 performance stock units using target share numbers and grant date closing prices of $9.97 and $11.00, respectively.

(2)

Stock options vest 1/3 per year beginning on the first anniversary of the grant date. Stock options were valued using a Black-Scholes Option Pricing Model with values for the 2014 and 2015 awards of $4.08 and $3.99, respectively.

(3)

Restricted stock cliff vests on the third anniversary of the grant date. We valued restricted stock using grant date closing stock prices for the 2014 and 2015 awards of $9.97 and $11.00, respectively.

(4)	Excludes Mr. Mackin’s new-hire option grant and performance-based restricted stock award described at Grants of Plan-Based Awards – Employment Agreement with J. Patrick Mackin beginning on page 55.

In conjunction with Steven G. Anderson’s retirement from the company and pursuant to the terms of the Anderson Separation Agreement, Mr. Anderson’s outstanding, unvested equity awards (stock options, restricted stock awards, and performance stock units) vested as of April 9, 2015. Pursuant to the relevant plans and option award agreements, his outstanding options will remain exercisable until the earlier of their stated expiration date or April 9, 2018 (36 months following his retirement date). For further details, see at Potential Payments Upon Termination or Change of Control – Employment, Separation and Release, and Change of Control Agreements – Separation Agreement with Steven G. Anderson beginning on page 75.

Analysis

In approving the 2015 equity award levels, the committee considered the following primary factors:

•	The committee’s intention to grant in 2015 approximately the same long-term incentive value as in 2014

•	The desire to have an even mix of value among stock options, restricted stock, and performance stock units

•	The objective of achieving performance and retention incentives through the use of annual equity grants, especially given CryoLife’s stock price volatility

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•	The availability of shares under CryoLife’s various stockholder-approved equity plans

•	The company’s share price and its effect on the value of equity awards if grants were to continue to be made based on a number of shares, as opposed to a predetermined value

•	The resulting positioning of target total direct compensation against market benchmarks, as follows:

2015 Target Total Direct Compensation Compared to Peer Median
Executive	Target Total Direct Compensation(1) ($)	Peer Median(2) ($)	CRY vs. Median (%)	Primary Rationale

Mackin	1,977,873	1,850,000	107	Within a competitive range of the 50th percentile(3)

Anderson, S.	1,092,800	|---------------------------------------------------------- N/A ----------------------------------------------------|

Lee	1,008,754	910,000	111	Within a competitive range of the 50th percentile(3)

Fronk	681,204	650,000	105	Within a competitive range of the 50th percentile(3)

Capps	652,374	625,000	104	Within a competitive range of the 50th percentile(3)

Anderson, B.	637,954	555,000	115	Within a competitive range of the 50th percentile(3)

(1)

Includes 2015 salary and target bonus based on percentage of salary. Equity grant value based on an grant date stock price of $11.00 for performance stock units and restricted stock and a Black-Scholes Option Value of $3.99 for stock options. Performance units are included at target award levels/values.

(2)	Based on data provided by the committee’s independent consultant (the 2014 Study); the 2014 Study did not include data regarding median compensation for the Executive Chair position.

(3)	Competitive range recommended by Towers Watson and agreed to by the committee for target total direct compensation as 80-120% of the peer group 50th percentile.

The committee determined vesting schedules in consultation with Towers Watson and believes that such vesting provides the appropriate long-term incentive for executives’ continued employment. The committee determined the terms of the performance stock unit grant based on input from management and in consultation with Towers Watson and believes that those terms provide similarly appropriate incentives. The committee believes that adjusted EBITDA is generally a reasonable proxy for CryoLife’s performance, but allows for adjustments to eliminate items that might provide improper incentives and items over which management has little or no control. Based on feedback from management and Towers Watson, however, the committee determined that for 2015, adjusted EBITDA should represent only 80% of the performance stock unit award opportunity, 10% of the opportunity should be tied to achieving target adjusted inventory levels, and the remaining 10% of the opportunity should be tied to achieving target accounts receivable – days sales outstanding (“DSO”).

The committee believes that the adjusted EBITDA, target adjusted inventory, and target accounts receivable - DSO threshold and target performance levels are challenging, but expects them to be achieved. The 2015 adjusted EBITDA calculation methodology is consistent with the methodology used in 2014, and based on management’s expectations, the target performance level is consistent with the range of 2015 earnings per share guidance previously publicly announced by CryoLife. (Based on 2014 adjusted EBITDA performance, the named executive officers earned performance stock units at approximately 50% of target.) See Appendix A for further details regarding the adjusted EBITDA, adjusted inventory, and accounts receivable - DSO performance measures and the reconciliation of those measures to the relevant U.S. GAAP measures.

The committee determined that it was appropriate to accelerate the vesting of Mr. Anderson’s outstanding, unvested equity instruments as part of his overall retirement package under the Anderson Separation Agreement in recognition of his service and contribution to the company and to secure continued availability for advisory services, obtain a release of claims and a right of first refusal on certain block sales of company stock, and secure non-compete, non-solicitation, and non-disparagement covenants from Mr. Anderson.

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TAX IMPACT OF COMPENSATION DECISIONS

Section 162(m)

Section 162(m) of the Internal Revenue Code generally limits to $1 million the amount of compensation, other than certain “performance-based” compensation, that CryoLife may deduct for federal income tax purposes in any given year with respect to the compensation of each of the named executive officers other than the Chief Financial Officer. CryoLife has structured its stock option and a portion of its performance stock unit grants to exempt them from the $1 million aggregate compensation calculation, and the committee currently intends to continue this practice.

Historically, the committee had determined that the likelihood of executive officers’ compensation exceeding the $1 million dollar deductibility limit of Section 162(m) by a material amount was relatively low, and that any associated foregone tax benefit that would be associated with any such excess, was also not expected to be material to CryoLife. (For 2014, compensation of $440,876 was determined to not be deductible as a result of Section 162(m).) As a result, the committee had not previously qualified compensation under the executive incentive plan and related bonus programs for exemption from the $1 million deductibility limit of Section 162(m). However, in February 2015, the committee, in consultation with its compensation consultant, determined that it would be worthwhile to qualify compensation under the executive incentive plan and related bonus programs for exemption from the $1 million deductibility limit of Section 162(m). Accordingly, the committee, after evaluating management’s recommendation and following consultation with Towers Watson regarding the desirability of favorable tax treatment under Section 162(m), authorized certain amendments to the CryoLife, Inc. Second Amended and Restated 2009 Stock Incentive Plan (the “Stock Incentive Plan”) to add a cash incentive component and expand the types of performance measures available under the plan. These amendments are described in Proposal Three – Approval of Certain Amendments to the CryoLife, Inc. Second Amended and Restated 2009 Stock Incentive Plan beginning on page 91. In addition, see 2015 Executive Compensation Actions – 2015 Short-Term Incentives beginning on page 44 for a discussion of the “Umbrella Plan” arrangement the committee adopted in March 2015 to ensure compliance with the deductibility requirements of Section 162(m).

The committee intends to separately consider the issue of deductibility under Section 162(m) with respect to all future executive bonus plans and other relevant compensation decisions. The application of Section 162(m) did not influence the committee’s allocation of compensation among the various short and long-term compensation components during 2014 or 2015 to date.

Section 409A

Since Section 409A of the Internal Revenue Code, which deals with deferred compensation arrangements, was enacted, the committee’s policy has been to structure all executive compensation arrangements to comply, to the extent feasible, with the provisions of Section 409A so that the executives do not have to pay additional tax and CryoLife does not incur additional withholding obligations. The committee intends to continue this practice and has amended all of the named executive officers’ currently outstanding employment agreements and/or change of control agreements in order to bring them into compliance with Section 409A.

FORWARD-LOOKING STATEMENTS

Statements made in this proxy statement that look forward in time or that express management’s beliefs, expectations or hopes are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements reflect the views of management at the time such statements are made and are subject to a number of risks, uncertainties, estimates, and assumptions that may cause actual results to differ materially from current expectations. These statements include those regarding future plans and intentions of the committee and/or Board related to compensation decisions, and expectations that certain performance targets for management will be attained. These future events may not occur as and when expected, if at all, and, together with the company’s business, are subject to various risks and uncertainties. These risks and uncertainties include that the success of any of our products or services is subject to, among other things, market acceptance and regulatory approval and compliance. Competitors may develop or market products that are more effective or better received by the marketplace, and our recent strategic actions may not provide the expected benefits in a timely fashion, if at all. Actions taken by the FDA or other regulatory agencies could significantly delay anticipated revenues, increase the costs with respect to new and existing

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services and products, and otherwise cause expectations regarding future revenues and profits to be revised materially downward. Along with risks specific to our business, management’s ability to attain certain performance targets is subject to risks affecting the economy generally and other factors that are beyond our control. For additional risks impacting the company’s business, see the Risk Factors section of the company’s Annual Report on Form 10-K for the year ended December 31, 2014. The company does not undertake to update its forward-looking statements.

COMPENSATION COMMITTEE REPORT

The Compensation Committee reviewed and discussed the Compensation Discussion & Analysis with management. In reliance on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion & Analysis be included in CryoLife’s Annual Report on Form 10-K for the year ended December 31, 2014, and CryoLife’s 2015 proxy statement on Schedule 14A, for filing with the Securities and Exchange Commission.

Compensation Committee

RONALD C. ELKINS, M.D., CHAIRMAN

DANIEL J. BEVEVINO

RONALD D. MCCALL

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CRYOLIFE, INC. | 2015 Proxy Statement

SUMMARY COMPENSATION TABLE

The following table sets forth information with respect to each of the named executive officers — Messrs. Mackin and Steven G. Anderson, who each served during 2014 as Chief Executive Officer; Mr. Lee, our Chief Financial Officer, Messrs. Fronk, Capps, and Bruce G. Anderson, who were the three most highly compensated of the other executive officers of CryoLife employed at the end of fiscal 2014; and Mr. Burris, who would have been one of the three most highly compensated officers had he continued to be employed by the company at the end of fiscal 2014.

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards ($)		Option Awards ($)		Non-Equity Incentive Plan Compensation ($)		Change in Pension Value and Non- qualified Deferred Compensation Earnings ($)	All Other Compen- sation ($)		Total ($)
(a)	(b)	(c)		(d)		(e)		(f)		(g)		(h)	(i)		(j)

J. Patrick Mackin, Chairman, President and Chief Executive Officer(1)	2014	197,727	(2)	223,868	(3)	2,545,000	(4)	1,668,000	(5)	64,874	(6)	--	62,733	(7)	4,762,202

Steven G. Anderson, Former Executive Chairman; Former President and Chief Executive Officer	2014	683,000		81,960	(8)	830,840	(9)	170,001	(10)	222,764	(11)	90,846(12)	31,017	(13)	2,110,428
	2013	664,000		79,680	(14)	500,837	(15)	105,832	(16)	268,719	(17)	--(18)	129,384	(19)	1,748,452
	2012	656,940		78,833	(20)	454,587	(21)	111,248	(22)	354,333	(23)	6,558(24)	43,751	(25)	1,706,250

D. Ashley Lee Executive Vice President, Chief Operating Officer, and Chief Financial Officer	2014	376,000		45,120	(8)	332,340	(9)	67,997	(10)	122,634	(11)	--	18,497	(26)	962,588
	2013	365,000		43,800	(14)	200,337	(15)	42,332	(16)	147,714	(17)	--	18,224	(27)	817,407
	2012	361,424		43,371	(20)	181,837	(21)	44,498	(22)	194,941	(23)	--	20,208	(28)	846,279

David M. Fronk Vice President, Regulatory Affairs and Quality Assurance	2014	283,000		--		232,640	(9)	47,597	(10)	61,534	(11)	--	5,200	(29)	629,971
	2013	275,000		22,000	(14)	140,237	(15)	29,632	(16)	74,194	(17)	--	5,100	(30)	546,163
	2012	269,400		21,552	(20)	127,287	(21)	31,148	(22)	96,871	(23)	--	5,000	(30)	551,258

Scott B. Capps Vice President, Clinical Research	2014	283,000		22,640	(8)	199,400	(9)	40,800	(10)	61,534	(11)	--	5,113	(29)	612,487
	2013	270,000		21,600	(14)	120,200	(15)	25,400	(16)	72,845	(17)	--	5,021	(30)	515,066
	2012	265,000		21,200	(20)	90,913	(21)	22,246	(22)	95,289	(23)	--	4,858	(30)	499,507

Bruce G. Anderson, Vice President, U.S. Sales and Global Marketing(1)	2014	273,000		21,840	(8)	199,400	(9)	40,800	(10)	59,360	(11)	--	3,453	(29)	597,853

Jeffrey W. Burris, Former Vice President and General Counsel	2014	190,548	(31)	15,224	(32)	232,640	(9)	47,597	(10)	41,378	(33)	--	135,590	(34)	662,977
	2013	293,000		23,440	(14)	140,237	(15)	29,632	(16)	79,051	(17)	--	5,100	(30)	570,460
	2012	290,000		23,200	(20)	127,287	(21)	31,148	(22)	104,278	(23)	--	11,189	(28)	587,102

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CRYOLIFE, INC. | 2015 Proxy Statement

(1)	Messrs. Mackin and Bruce Anderson were not named executive officers of the company for fiscal year 2012 or 2013. Accordingly, this table only includes their compensation for fiscal year 2014.

(2)	Amount represents Mr. Mackin’s annual base salary of $600,000, prorated for the portion of the year he was employed by the company, which is the actual amount of salary paid to him for 2014.

(3)

Amount includes Mr. Mackin’s signing bonus of $200,000, which was paid in September 2014 upon his commencement of employment with the company, and the personal performance component of the prorated award paid pursuant to the 2014 short-term incentive program under the 2007 Executive Incentive Plan, which was paid 100% in cash in February 2015.

(4)

Amount reflects the aggregate grant date fair value of the new-hire, performance-based restricted stock award with respect to 250,000 shares of CryoLife common stock granted to Mr. Mackin upon his commencement of employment, as calculated in accordance with FASB ASC Topic 718. We issued the award on September 2, 2014, and we valued the award at $10.18 per share, the fair market value on that date. See Notes 1 and 16 of the Notes to Consolidated Financial Statements filed with CryoLife’s annual report on Form 10-K for the year ended December 31, 2014 for assumptions we used in valuing restricted stock awards.

(5)

Amount reflects the aggregate grant date fair value of the new-hire stock option award with respect to 400,000 shares of CryoLife common stock granted to Mr. Mackin upon his commencement of employment, as calculated in accordance with FASB ASC Topic 718. We issued the award on September 2, 2014. See Notes 1 and 15 of the Notes to Consolidated Financial Statements filed with CryoLife’s annual report on Form 10-K for the year ended December 31, 2014 for assumptions we used in valuing the stock option awards.

(6)

Amount represents the adjusted revenue and adjusted net income performance components of the awards earned pursuant to the 2014 short-term incentive program under the 2007 Executive Incentive Plan, prorated for the portion of the year Mr. Mackin was employed by the company; we paid this amount to Mr. Mackin in cash in February 2015.

(7)

Amount includes $30,000 for payment of temporary housing and certain utilities, $6,032 for payment of an automobile lease, and $26,701 for reimbursement of legal fees associated with the negotiation of Mr. Mackin’s employment agreement.

(8)

Amounts represent the personal performance component of the award paid pursuant to the 2014 short-term incentive program under the 2007 Executive Incentive Plan, which was paid 100% in cash in February 2015.

(9)

Amounts include the aggregate grant date fair value of the restricted stock awards granted in 2014, as calculated in accordance with FASB ASC Topic 718. We issued the awards on February 19, 2014, and we valued the awards at $11.00 per share, the fair market value on that date. See Notes 1 and 16 of the Notes to Consolidated Financial Statements filed with CryoLife’s annual report on Form 10-K for the year ended December 31, 2014 for assumptions we used in valuing restricted stock awards. For the number of shares of restricted stock granted to each named executive officer, see Grants of Plan-Based Awards on page 54.

These amounts also include the grant date fair value of the target number of performance stock unit awards granted in 2014, as calculated in accordance with FASB ASC Topic 718. We granted these awards on February 19, 2014, and we valued the awards at $11.00 per share, the fair market value on that date, based on the target number of shares. See Notes 1 and 16 of the Notes to Consolidated Financial Statements filed with CryoLife’s annual report on Form 10-K for the year ended December 31, 2014 for assumptions we used in valuing performance stock units. At the time of the grant, we believed that the probable outcome was the target level of performance. The number of shares of restricted stock that could be earned based on CryoLife’s adjusted EBITDA performance for fiscal 2014 ranged from 0% to 150% of the target number of shares. Actual 2014 adjusted EBITDA performance resulted in the performance stock units being earned at 50% of target. For information on the target and maximum performance stock units awarded to each named executive officer, and the number of shares actually earned, see the Grants of Plan-Based Awards table and related footnotes. The following table shows the grant date fair value of each performance stock unit award based on probable outcome, or target level (which is reflected in column (e) above), and the value of the award at grant date assuming that the maximum level of performance conditions were achieved.

Grant Date Fair Value of 2014 Performance Stock Units

Executive	Grant Date Fair Value at Target Level	Grant Date Fair Value at Maximum Level
Mackin	N/A	N/A
Anderson, S.	$415,420	$623,130
Lee	$166,170	$249,255
Fronk	$116,320	$174,480
Capps	$99,700	$149,550
Anderson, B.	$99,700	$149,550
Burris	$116,320	$174,480

(10)

Amounts represent the aggregate grant date fair value of the stock option awards granted in 2014, as calculated in accordance with FASB ASC Topic 718. The awards were issued on February 19, 2014. See Notes 1 and 16 of the Notes to Consolidated Financial Statements filed with CryoLife’s annual report on Form 10-K for the year ended December 31, 2014 for assumptions we used in valuing the stock option awards.

(11)

Amounts represent the adjusted revenue and adjusted net income performance components of the awards earned pursuant to the 2014 short-term incentive program under the 2007 Executive Incentive Plan, which we paid 100% in cash in February 2015.

(12)

Amount represents the sum of the change in the actuarial present value from December 31, 2013, to December 31, 2014, of (a) Mr. Anderson’s accumulated benefit under his post-employment medical plan, which is discussed further at Post-Employment Medical Plan for Steven G. Anderson under Pension Benefits at December 31, 2014 on page 70 and (b) the change in the actuarial present value of Mr. Anderson’s accumulated benefit under his retirement severance benefit, which is discussed further at Retirement Severance Benefit under Pension Benefits at December 31, 2014 on page 71.

(13)

Amount includes company matching contributions of $5,200 to Mr. Anderson’s account under the CryoLife 401(k) plan, as well as reimbursement of dues at certain private clubs, payment of premiums for a supplemental disability policy, and auto and gas expense reimbursement.

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CRYOLIFE, INC. | 2015 Proxy Statement

(14)

Amounts represent the personal performance component of the award made pursuant to the 2013 short-term incentive program under the 2007 Executive Incentive Plan, which we paid 100% in cash in February 2014.

(15)

Amounts include the aggregate grant date fair value of the restricted stock awards granted in 2013, as calculated in accordance with FASB ASC Topic 718. We issued the awards on February 12, 2013, and we valued the awards at $6.01 per share, the fair market value on that date. See Notes 1 and 15 of the Notes to Consolidated Financial Statements filed with CryoLife’s annual report on Form 10-K for the year ended December 31, 2013 for assumptions we used in valuing restricted stock awards.

These amounts also include the grant date fair value of the target number of performance stock unit awards granted in 2013, as calculated in accordance with FASB ASC Topic 718. We granted these awards on February 12, 2013, and we valued the awards at $6.01 per share, the fair market value on that date, based on the target number of shares. See Notes 1 and 15 of the Notes to Consolidated Financial Statements filed with CryoLife’s annual report on Form 10-K for the year ended December 31, 2013 for assumptions we used in valuing performance stock units. At the time of the grant, we believed that the probable outcome was the target level of performance. The number of shares of restricted stock that could be earned based on CryoLife’s adjusted EBITDA performance for fiscal 2013 ranged from 0% to 150% of the target number of shares. Actual 2013 adjusted EBITDA performance resulted in the performance stock units being earned at approximately 116.2% of target.

(16)

Amounts represent the aggregate grant date fair value of the stock option awards granted in 2013, as calculated in accordance with FASB ASC Topic 718. We issued the awards on February 15, 2013. See Note 15 of the Notes to Consolidated Financial Statements filed with CryoLife’s annual report on Form 10-K for the year ended December 31, 2013 for assumptions we used in valuing the stock option awards.

(17)

Amounts represent the adjusted revenue and adjusted net income performance components of the awards earned pursuant to the 2013 short-term incentive program under the 2007 Executive Incentive Plan, which we paid 100% in cash in February 2014.

(18)

For the period of December 31, 2012, to December 31, 2013, the sum of (a) the change in the actuarial present value of Mr. Anderson’s accumulated benefit under his post-employment medical plan, which is discussed further at Post-Employment Medical Plan for Steven G. Anderson under Pension Benefits at December 31, 2014 on page 70, and (b) the change in the actuarial present value of Mr. Anderson’s accumulated benefit under his retirement severance benefit, which is discussed further at Retirement Severance Benefit under Pension Benefits at December 31, 2014 on page 71, was negative. Accordingly, per applicable SEC regulations, no amount is provided.

(19)

Amount includes a one-time payment of $100,000 in January 2013 associated with the termination of Mr. Anderson’s prior employment agreement and the entry into a new employment agreement effective January 1, 2013. This amount also includes the company matching contribution of $5,100 to Mr. Anderson’s account under the CryoLife 401(k) plan, as well as reimbursement of dues at certain private clubs, payment of premiums for a supplemental disability policy, and auto and gas expense reimbursement.

(20)

Amounts represent the personal performance component of the award that we made pursuant to the 2012 short-term incentive program under the 2007 Executive Incentive Plan, which we paid 100% in cash in February 2013.

(21)

Amounts include the aggregate grant date fair value of the restricted stock awards granted in 2012, as calculated in accordance with FASB ASC Topic 718. We issued the awards on February 18, 2012, and we valued the awards at $5.67 per share, the fair market value on that date. See Notes 1 and 16 of the Notes to Consolidated Financial Statements filed with CryoLife’s annual report on Form 10-K for the year ended December 31, 2012 for assumptions we used in valuing restricted stock awards.

These amounts also include the grant date fair value of the target number of restricted performance stock unit awards granted in 2012, as calculated in accordance with FASB ASC Topic 718. We issued these awards on March 7, 2012, and we valued the awards at $5.24 per share, the fair market value on that date, based on the target number of shares. See Notes 1 and 16 of the Notes to Consolidated Financial Statements filed with CryoLife’s annual report on Form 10-K for the year ended December 31, 2012 for assumptions we used in valuing performance stock units. At the time of the grant we believed that the probable outcome was the target level of performance. The number of shares of restricted stock that could be earned based on CryoLife’s adjusted EBITDA performance for fiscal 2012 ranged from 0% to 150% of the target number of shares. The actual 2012 adjusted EBITDA performance resulted in the performance stock units being earned at approximately 125.2% of target.

(22)

Amounts represent the aggregate grant date fair value of the stock option awards granted in 2012, as calculated in accordance with FASB ASC Topic 718. We issued the awards on February 18, 2012. See Note 16 of the Notes to Consolidated Financial Statements filed with CryoLife’s annual report on Form 10-K for the year ended December 31, 2012 for assumptions we used in valuing the option awards.

(23)

Amounts represent the adjusted revenue and adjusted net income performance components of the awards earned pursuant to the 2012 short-term incentive program under the 2007 Executive Incentive Plan, which we paid 100% in cash in February 2013.

(24)

Amount represents the sum of the change in the actuarial present value from December 31, 2011, to December 31, 2012, of Mr. Anderson’s accumulated benefit under his post-employment medical plan, which is discussed further at Post-Employment Medical Plan for Steven G. Anderson under Pension Benefits at December 31, 2014 on page 70 and the change in the actuarial present value of Mr. Anderson’s accumulated benefit under his retirement severance benefit, which is discussed further at Retirement Severance Benefit under Pension Benefits at December 31, 2014 on page 71.

(25)

Amount includes the company matching contribution of $5,000 to the CryoLife 401(k) plan, as well as reimbursement of dues at certain private clubs, payment of premiums for a supplemental disability policy, auto and gas expense reimbursement, and legal expenses incurred in negotiating Mr. Anderson’s new employment agreement.

(26)

Amount includes company matching contributions of $5,200 to the CryoLife 401(k) plan. Also includes reimbursement of dues at certain private clubs and an airline club and payment of premiums for a supplemental disability policy.

(27)

Amount includes our matching contribution of $5,100 to the CryoLife 401(k) plan. Also includes reimbursement of dues at certain private clubs and an airline club and payment of premiums for a supplemental disability policy.

(28)

Amount includes our matching contribution of $5,000 to the CryoLife 401(k) plan, as well as reimbursement of dues at certain private clubs and an airline club, reimbursement of expenses related to estate planning services, and payment of premiums for a supplemental disability policy.

(29)

Amounts represent company matching contributions to the CryoLife 401(k) plan. Perquisites and other personal benefits were less than $10,000 in the aggregate for each of these individuals and are not included.

(30)

Amounts represent our matching contributions to the CryoLife 401(k) plan. Perquisites and other personal benefits were less than $10,000 in the aggregate for each of these individuals and are not included.

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CRYOLIFE, INC. | 2015 Proxy Statement

(31)	Amount represents Mr. Burris’s annual base salary of $302,000, prorated for the portion of the year he was employed by the company, which is the actual amount of salary paid to him for 2014.

(32)

Amount represents the personal performance component of the award paid pursuant to the 2014 short-term incentive program under the 2007 Executive Incentive Plan, which was paid 100% in cash in February 2015, prorated for the portion of the year Mr. Burris was employed by the company.

(33)

Amount represents the adjusted revenue and adjusted net income performance components of the award earned pursuant to the 2014 short-term incentive program under the 2007 Executive Incentive Plan, which we paid 100% in cash in February 2015, prorated for the portion of the year Mr. Burris was employed by the company.

(34)

Amount includes severance payments of $100,667, outplacement benefits of $15,000, payment for accrued but unused vacation, health insurance premium reimbursements, our matching contribution of $3,997 to the CryoLife 401(k) plan, reimbursement of dues at a private club, and payment of premiums for a supplemental disability policy. Under his separation and release agreement, Mr. Burris is entitled to total severance payments of $302,000 and health insurance premium reimbursements of up to $24,029, contingent on his satisfying his obligations under the agreement.

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CRYOLIFE, INC. | 2015 Proxy Statement

GRANTS OF PLAN-BASED AWARDS(1)

		Committee	Estimated Possible Payouts Under Non- Equity Incentive Plan Awards			Estimated Possible Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of	All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Option	Closing Market Price on Comm- ittee Action	Grant Date Fair Value of Stock and Option
Name	Grant Date	Action Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Stock or Units (#)	Options (#)	Awards ($/Sh)	Date ($/Sh)	Awards ($)
(a)	(b)		(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)		(l)
J. Patrick Mackin	9/02/14(2)	6/30/14	81,200	119,300	157,500
	9/02/14(3)	6/30/14							250,000				2,545,000
	9/02/14(4)	6/30/14								400,000	10.18	8.95	1,668,000
Steven G. Anderson	2/19/14(5)	2/19/14	278,700	409,800	540,900
	2/26/14(6)	2/26/14							41,667				415,420
	2/26/14(7)	2/26/14								41,667	9.97	9.97	170,001
	2/26/14(8)	2/26/14				20,834	41,667	62,501					415,420
D. Ashley Lee	2/19/14(5)	2/19/14	153,400	225,600	297,800
	2/26/14(6)	2/26/14							16,667				166,170
	2/26/14(7)	2/26/14								16,666	9.97	9.97	67,997
	2/26/14(8)	2/26/14				8,334	16,667	25,001					166,170
David M. Fronk	2/19/14(5)	2/19/14	77,000	113,200	149,400
	2/26/14(6)	2/26/14							11,667				116,320
	2/26/14(7)	2/26/14								11,666	9.97	9.97	47,597
	2/26/14(8)	2/26/14				5,834	11,667	17,501					116,320
Scott B. Capps	2/19/14(5)	2/19/14	77,000	113,200	149,400
	2/26/14(6)	2/26/14							10,000				99,700
	2/26/14(7)	2/26/14								10,000	9.97	9.97	40,800
	2/26/14(8)	2/26/14				5,000	10,000	15,000					99,700
Bruce G. Anderson	2/19/14(5)	2/19/14	74,300	109,200	144,100
	2/26/14(6)	2/26/14							10,000				99,700
	2/26/14(7)	2/26/14								10,000	9.97	9.97	40,800
	2/26/14(8)	2/26/14				5,000	10,000	15,000					99,700
Jeffrey W. Burris	2/19/14(5)	2/19/14	81,500	120,800	160,100
	2/26/14(6)	2/26/14							11,667				116,320
	2/26/14(7)	2/26/14								11,666	9.97	9.97	47,597
	2/26/14(8)	2/26/14				5,834	11,667	17,501					116,320

(1)

This table provides detail regarding stock options and other equity awards that we granted during fiscal 2014, as well as bonus plan awards that we made for fiscal 2014. The table does not include the bonus opportunities, stock option grants, restricted stock grants, and restricted performance stock unit grants that we made in February 2015, as more particularly discussed with respect to each named executive officer at 2015 Executive Compensation Actions beginning on page 43.

(2)

We granted this award to Mr. Mackin, effective upon the commencement of his employment with the company on September 2, 2014, pursuant to the 2014 short-term incentive program under the 2007 Executive Incentive Plan adopted by the Board on February 19, 2014. The award provided for a prorated bonus commensurate with the portion of the 2014 fiscal year that Mr. Mackin was employed by the company. The award also included a personal performance component that is not included in the possible payouts set forth above, as we do not communicate the specific personal performance goals at the time of grant. See Annual Performance-Based Bonus Plans - 2014 Bonus Program beginning on page 62 for a discussion of 2014 short-term incentive awards under the 2007 Executive Incentive Plan.

(3)

We issued these performance-based restricted shares to Mr. Mackin upon the commencement of his employment with the company on September 2, 2014. These shares will vest upon the third anniversary of the grant date, assuming Mr. Mackin’s continued employment with the company and satisfaction of the performance criterion discussed below at Grants of Plan-Based Awards -- Employment Agreement with J. Patrick Mackin beginning on page 55.

(4)

We issued these stock options to Mr. Mackin upon the commencement of his employment with the company on September 2, 2014, pursuant to our Second Amended and Restated 2009 Stock Incentive Plan. The options will be incentive stock options to the extent that they so qualify. One-third of the options will become exercisable on each of the first three

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CRYOLIFE, INC. | 2015 Proxy Statement

anniversaries of the grant date, assuming Mr. Mackin’s continuous employment. The exercise price of $10.18 per share is equal to the closing price of the company’s common stock on the NYSE on the date of issuance, September 2, 2014. The value of the options is based on an option value of $4.17. These options have a seven-year term.

(5)

We granted this award pursuant to the 2014 short-term incentive program under the 2007 Executive Incentive Plan adopted by the Board on February 19, 2014. The award also included a personal performance component that is not included in the possible payouts set forth above, as we do not communicate the specific personal performance goals at the time of grant. See Annual Performance-Based Bonus Plans - 2014 Bonus Program beginning on page 62 for a discussion of 2014 short-term incentive awards under the 2007 Executive Incentive Plan.

(6)

We issued these restricted shares pursuant to our Second Amended and Restated 2009 Stock Incentive Plan. All shares vest on the third anniversary of the grant date, assuming continued employment with the company on each relevant vesting date.

(7)

We issued these stock options pursuant to our Second Amended and Restated 2009 Stock Incentive Plan. One-third of the shares became exercisable on the first anniversary of grant, and an additional one-third will become exercisable on each subsequent anniversary thereof until all shares of the option are exercisable on the third anniversary, assuming continuous employment. The exercise price of $9.97 per share is equal to the closing price of the company’s common stock on the NYSE on the date of issuance, February 26, 2014. The value of the options is based on an option value of $4.08. These options have a seven-year term.

(8)

We issued these performance stock units pursuant to our Second Amended and Restated 2009 Stock Incentive Plan. Each performance stock unit represents the right to receive one share of the company’s common stock, subject to adjustment up or down from the target level based upon the company’s adjusted EBITDA performance for fiscal 2014. In regard to the restricted shares of common stock earned pursuant to this grant, 50% vested on the first anniversary of grant date, 25% will vest on the second anniversary of the grant date, and the remaining 25% will vest on the third anniversary of the grant date, assuming continued employment with the company on each relevant vesting date. See 2014 Long-Term Incentives beginning on page 35 for further details regarding the 2014 performance stock units.

Employment Agreement with J. Patrick Mackin

In July 2014 the Board appointed Mr. Mackin as President and CEO, and the company and Mr. Mackin entered into an employment agreement (the “Mackin Agreement”). In accordance with the Mackin Agreement, on September 2, 2014, Mr. Mackin commenced employment with the company and received an annual base salary of $600,000 for calendar 2014, pro-rated for the number of days that he was employed by the company in 2014. Thereafter, he is entitled to an annual base salary that is not less than his then current annual salary, subject to certain permitted reductions.

For calendar 2014, pursuant to the terms of the Mackin Agreement, Mr. Mackin also received an annual cash bonus (pro-rated for the number of days that he was employed by the company in 2014), with a target bonus equal to 60% of his pro-rated base salary, based upon performance metrics set by the Compensation Committee in accordance with the company’s 2014 annual incentive plan. After 2014, Mr. Mackin is entitled to receive such bonuses as are set by the committee; provided that his bonus target percentage generally may not be reduced below its then current level. The Mackin Agreement also provides Mr. Mackin with certain customary benefits and perquisites, such as vacation, medical and life insurance, dues for up to two social and business clubs, and relocation expenses. He is also entitled to a $1,500 per month car allowance and up to $30,000 in reimbursements for the costs of negotiating the Mackin Agreement.

The Mackin Agreement also provided that, within a reasonable time, Mr. Mackin would be appointed or nominated for election to the company’s Board of Directors. Mr. Mackin was appointed to the Board on October 21, 2014.

The Mackin Agreement requires Mr. Mackin to enter into one or more separate agreements respecting confidential information, trade secrets, and inventions, and contains provisions regarding noncompetition, non-solicitation of employees, non-solicitation of customers and clients, and disparaging remarks. In addition, Mr. Mackin is subject to the company’s policies, including its Code of Business Conduct, anti-hedging policy, securities trading policy, stock ownership guidelines, the clawback provisions of the company’s 2007 Executive Incentive Plan, business and spousal travel policies, and the company employee handbook, as in effect from time to time.

In addition, the Mackin Agreement provides that Mr. Mackin will receive certain compensation upon termination of his employment under various circumstances. The potential payments that could result under each scenario are described at Potential Payments Upon Termination or Change of Control – Employment, Separation and Release, and Change of Control Agreements – Employment Agreement with J. Patrick Mackin beginning on page 73. As a result of the automatic extension provisions of the Mackin Agreement, the company would be required to make such termination payments at any time in the future if it were to terminate Mr. Mackin’s employment other than for cause.

The Mackin Agreement provides for payment of a cash signing bonus and the grant of certain initial equity awards to Mr. Mackin, provided in part as an incentive and in part to compensate him for the value of cash and equity awards he forfeited upon his termination of employment with his prior employer. Specifically, the Agreement provides for the company to pay Mr. Mackin a cash signing bonus of $200,000, subject to pro rata repayment by Mr. Mackin if his employment terminates prior to the first anniversary of his employment effective date for reasons other than death, disability, termination of employment by the company without cause, or by Mr. Mackin for good reason. Mr. Mackin’s signing bonus was paid upon his commencement of employment in September 2014.

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CRYOLIFE, INC. | 2015 Proxy Statement

The Mackin Agreement also provided for a grant to Mr. Mackin, upon commencement of employment of a stock option for 400,000 shares of CryoLife common stock and a restricted stock grant for 250,000 shares of CryoLife common stock, with a performance condition. The grant date for Mr. Mackin’s new-hire options and restricted stock award was September 2, 2014.

The Mackin Agreement provided that the new-hire options’ exercise price per share was to be equal to fair market value on the grant date and have a term of seven years. The right to exercise the new-hire options was to vest annually in one-third increments commencing with the first anniversary of the employment effective date, provided that employment continues through each vesting date. The seven-year term will be subject to earlier termination provisions as follows:

•	36 months after termination of employment due to disability,

•	12 months after death,

•	36 months after normal or early retirement, and

•	promptly upon termination of employment by the company, unless such termination is due to disability, death, or normal or early retirement.

The new-hire options are subject to the company’s Second Amended and Restated 2009 Stock Incentive Plan (the “Stock Incentive Plan”) and the related grant agreement. To the extent the options so qualify, they will be incentive stock options.

The new-hire restricted stock award will cliff vest on the third anniversary of Mr. Mackin’s employment effective date, provided that (a) his employment continues through such date, and (b) CryoLife achieves at least $20 million in adjusted EBITDA over any four consecutive calendar quarters during the employment period, as determined by the Compensation Committee; provided, however, that if Mr. Mackin’s employment (x) terminates by reason of death, disability, or termination by the company without cause prior to the third anniversary of the effective date and (y) prior to such termination CryoLife has achieved at least $20 million in Adjusted EBITDA over any four consecutive calendar quarters during the employment period, the new-hire restricted stock award will instead vest on the same schedule as the new-hire options. The company’s calculation of Adjusted EBITDA for purposes of the new-hire restricted stock award is described on page A-3 of Appendix A to its Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 8, 2014. The new-hire restricted stock award is subject to the terms of the Stock Incentive Plan and the related grant agreement.

The new-hire options and restricted stock award will fully vest upon a “change in control,” as such term is defined in the Mackin Agreement.

The Mackin Agreement provides that commencing January 1, 2015, Mr. Mackin is entitled to participate in annual long-term incentive opportunities as determined by the Compensation Committee consistent with those provided to similarly situated CryoLife executive officers and in accordance with CryoLife’s plans and applicable award agreements. Benefits currently include participation in CryoLife’s plan-based awards with other CryoLife executives for performance stock units, stock options, and restricted stock subject to continued employment and achievement of corporate/Board objectives set by the committee.

The Mackin Agreement also provides for a reduction of payments that would otherwise be made to Mr. Mackin pursuant to the terms of the agreement, if and to the extent that doing so would result in greater net after-tax payments than if such payments were made and resulted in the application of the excise tax under Section 4999 of the Internal Revenue Code. The Mackin Agreement is intended to comply with Section 409A of the Internal Revenue Code.

Employment Agreement with Steven G. Anderson

On October 23, 2012, CryoLife entered into a new employment agreement with our then Chairman of the Board, President, and Chief Executive Officer, Steven G. Anderson (the “Anderson Agreement”) to replace Mr. Anderson’s prior employment agreement, which was due to expire on December 31, 2012. The Anderson Agreement had a three-year

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CRYOLIFE, INC. | 2015 Proxy Statement

term that became effective January 1, 2013, and initially was due to expire on December 31, 2015. The Anderson Agreement provided for the following compensation:

•

An initial annual base salary of $656,900, to be reviewed annually during the first quarter and increased by the Compensation Committee, as the committee determined appropriate; Mr. Anderson’s base salary generally could not be reduced other than pursuant to a general wage reduction applicable to all of CryoLife’s officers

•	Bonus compensation on terms and in amounts no less favorable than those contained in CryoLife’s 2007 Executive Incentive Plan and the 2012 bonus program for Mr. Anderson

•	Reimbursement of monthly car payments, auto expenses, and dues at certain social and business clubs, subject to an annual limitation equal to 10% of Mr. Anderson’s base salary

•	Enrollment in the standard CryoLife medical plan and contributory 401(k) plan

•	Life insurance coverage benefit, as with other employees, with a maximum benefit of $175,175

•	30 vacation days each year, which could not be carried over to subsequent years

•

A one-time, lump sum cash payment of $100,000 that CryoLife paid to Mr. Anderson in 2013; this payment was included in the “All Other Compensation” column of the Summary Compensation Table above for 2013

The Anderson Agreement provided that Mr. Anderson would receive certain compensation upon termination of his employment for reasons other than cause. Specifically, the Anderson Agreement provided that CryoLife would pay Mr. Anderson $1,985,000 upon the expiration of the term of the agreement or termination of his employment during the term of the Anderson Agreement for any of the following reasons:

•	By CryoLife, other than for cause

•	Mr. Anderson’s death

•	By Mr. Anderson, for good reason or retirement

In the event of a change of control of CryoLife and Mr. Anderson’s termination of employment, he would have received a change of control payment equal to the sum of his annual salary and bonus compensation for the year in which the termination occurred. This amount was in addition to the employment termination payment described above. The Anderson Agreement also provided for reimbursement to Mr. Anderson up to $20,000 with respect to legal fees incurred in negotiating the agreement, although only $15,206 was incurred by Mr. Anderson and reimbursed with respect to such fees.

The Anderson Agreement also provided for a reduction of payments that would otherwise be made to Mr. Anderson pursuant to the terms of the agreement, if and to the extent that doing so would have resulted in greater net after-tax payments than if such payments had been made and resulted in the application of the excise tax under Section 4999 of the Internal Revenue Code.

The Anderson Agreement also provided that during the term of his employment and for two years after any termination of his employment, Mr. Anderson would not accept a position as a Chief Executive Officer, President, or Chief Operating Officer with, or provide comparable level executive consultation to, any competitors of CryoLife in the cardiac or vascular tissue processing business; heart valve replacement business; or biological glue, hemostat, or protein hydrogel product business, or transmyocardial revascularization business within the U.S., the European Union, or Japan (with respect to the biological glue business only). The Anderson Agreement also provided that during the term of his employment and for two years after any termination of his employment, Mr. Anderson would not solicit or hire away any person employed by CryoLife or any customer of CryoLife without CryoLife’s prior written consent. The Anderson Agreement required continued compliance with these non-compete and non-solicitation commitments as a condition of receiving any severance or change of control termination payments. The Anderson Agreement also provided that if Mr. Anderson were found by a court to have breached these commitments, he would be required to repay any portion of the payments he had received if so ordered by the court.

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CRYOLIFE, INC. | 2015 Proxy Statement

As noted in the Compensation Discussion and Analysis section of this proxy on page 23, in May 2014, the Board and Mr. Anderson agreed to extend the term of the Anderson Agreement through December 31, 2016. In September 2014, the Anderson Agreement was again amended to reflect Mr. Anderson’s appointment as Executive Chairman of the company and to specify the following Executive Chairman job duties:

•	Oversee and facilitate the assimilation of Mr. Mackin into the roles of President and CEO of the company
•	Assist Mr. Mackin with communications to key stakeholders
•	Provide counsel, advice, and support to executive management
•	Assist executive management with investor and customer relations
•	Assist with setting and implementing the company’s strategic direction
•	Promote development of effective relationships between the Board and executive management
•	Assist with the Board’s evaluation of the President and CEO
•	Represent the company at events/functions
•	Assist with change management and officer and Board succession planning
•	Certain Board Chairman responsibilities, such as assisting with preparation of Board meeting agendas and chairing Board meetings

As also noted in the Compensation Discussion and Analysis section of this proxy on page 23, on April 9, 2015, Mr. Anderson retired from the company and the Board and entered into a separation agreement with the company. See Separation Agreement with Steven G. Anderson below.

Separation Agreement with Steven G. Anderson

See Potential Payments Upon Termination or Change of Control – Employment, Separation and Release, and Change of Control Agreements – Separation Agreement with Steven G. Anderson beginning on page 75 for details regarding Mr. Anderson’s retirement and the associated separation agreement.

Change of Control Agreements with Other Named Executive Officers

CryoLife is not (and was not, with respect to Mr. Burris) party to agreements with Messrs. Lee, Fronk, Capps, or Bruce Anderson that provide any guarantee of employment other than as at-will employees; however, CryoLife has entered into change of control agreements with each of them, other than Mr. Burris, whose agreement was terminated upon his separation from employment with the company, that provide that the company will pay him a severance payment if he is terminated by the company without cause or terminates his own employment for good reason during a period extending from six months before to two years after a change of control of CryoLife. This is a “double-trigger” provision that requires not only a change of control of CryoLife but also a termination of employment. See Potential Payments upon Termination or Change of Control – Change of Control Agreements with Other Named Executive Officers beginning on page 78 for further details regarding these agreements.

Separation and Release Agreement with Jeffrey W. Burris

See Potential Payments upon Termination or Change of Control – Separation and Release Agreement with Jeffrey W. Burris beginning on page 77 for details regarding Mr. Burris’s separation and release agreement.

Plan-Based Awards

CryoLife granted the awards disclosed in the Grants of Plan-Based Awards table pursuant to:

•	The Second Amended and Restated 2009 Stock Incentive Plan;

•	The 2004 Employee Stock Incentive Plan; and

•	The 2007 Executive Incentive Plan and the 2014 bonus program

The material terms of these plans and the 2002 Stock Incentive Plan, under which awards previously granted to certain of the named executive officers remain outstanding, are as follows:

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CRYOLIFE, INC. | 2015 Proxy Statement

Second Amended and Restated 2009 Stock Incentive Plan. In February 2009, the Board adopted the 2009 Employee Stock Incentive Plan, which the stockholders approved in May 2009. In February 2012, the Board adopted the Amended and Restated 2009 Stock Incentive Plan, which the stockholders approved in May 2012. In February 2014, the Board adopted the Second Amended and Restated 2009 Stock Incentive Plan, which the stockholders approved in May 2014. This plan currently authorizes us to grant the following type of equity awards to CryoLife’s employees, officers, and Directors:

•	Stock options

•	Stock appreciation rights

•	Restricted stock unit awards

•	Stock unit awards

•	Restricted stock awards

•	Performance stock units

•	Other stock-based awards

We currently may award a maximum of 7.1 million shares of common stock under the Second Amended and Restated 2009 Stock Incentive Plan, subject to certain adjustments. Of these 7.1 million shares, approximately 3,278,555 shares were available for grant as of March 18, 2015 after reserving the maximum number of shares that may be issued for performance stock units granted in 2015. In addition, the Second Amended and Restated 2009 Stock Incentive Plan currently provides that:

•	We may issue a maximum of 7.1 million shares subject to options and stock appreciation rights, except as provided below

•

We may issue up to 500,000 shares as awards other than options and stock appreciation rights, including restricted stock and performance stock units; provided, however, that more than 500,000 shares may be issued pursuant to such other awards, but only to the extent that each share so issued above 500,000 reduces the total shares available under the Second Amended and Restated 2009 Stock Incentive Plan by 1.5 shares

•	We may issue no more than 400,000 shares relating to options and stock appreciation rights to any one individual in any given fiscal year

•	We may issue no more than 250,000 shares relating to awards other than options and stock appreciation rights to any one individual in any given fiscal year

The Second Amended and Restated 2009 Stock Incentive Plan will terminate in May 2019, unless the Board terminates it before that date. If the Board terminates the Second Amended and Restated 2009 Stock Incentive Plan, although no further awards may be made, the plan will remain in effect as long as any options, stock appreciation rights, or other stock awards that we granted under the plan are outstanding.

The Board has adopted certain amendments to the Second Amended and Restated 2009 Stock Incentive Plan, subject to stockholder approval at the 2015 Annual Meeting, and renamed the plan the “CryoLife, Inc. Equity and Cash Incentive Plan.” See Approval of Certain Amendments to the Second Amended and Restated 2009 Stock Incentive Plan beginning on page 91 for further details.

Terms of Second Amended and Restated 2009 Stock Incentive Plan Awards

We issued the stock options, certain of the restricted stock awards, and the PSUs that we granted to the named executive officers in 2014, as well as all of the stock options, restricted stock awards, and PSUs that we granted to the named executive officers in 2015, pursuant to the Second Amended and Restated 2009 Stock Incentive Plan.

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CRYOLIFE, INC. | 2015 Proxy Statement

The terms of the stock options granted to named executive officers pursuant to this plan are as follows:

•	All options vest over a three-year period at 33 1/3% per year, beginning on the first anniversary of the grant date

•	All options have a seven year term

•	All options have an exercise price equal to the closing price of the common stock on the NYSE on the grant date

•

All options expire upon termination of employment, except in the event of disability, death, or normal or early retirement, in which case, the term of the option may continue for some time thereafter, but in any event not beyond the original term of the option

The restricted stock awards granted to named executive officers pursuant to this plan have the following terms:

•	The restricted stock awards vest on the third anniversary of the grant date if the employee remains continuously employed by CryoLife

•

If an employee who was granted a restricted stock award ceases to be employed by CryoLife for any reason, he or she will automatically forfeit any portion of the award that has not vested at the time his or her employment was terminated

Each performance stock unit granted pursuant to this plan is based upon company performance in the year of grant, and is further subject to time-based vesting if the performance criteria are met. Performance stock units represent the right to receive one share of CryoLife common stock, subject to adjustment up or down from the target level based upon CryoLife’s performance against certain financial metrics.

Prior to 2015, adjusted EBITDA was the only performance measure used to determine payouts under the performance stock units. In 2015, however, the Compensation Committee tied 80% of the payout for the performance stock units to adjusted EBITDA, 10% to performance against a target adjusted inventory measure, and the remaining 10% to performance against a target accounts receivable – days sales outstanding (“DSO”) measure. (See Appendix A for further details regarding the adjusted EBITDA, target adjusted inventory, and target accounts receivable - DSO performance measures and the reconciliation of those measures to applicable reported U.S. GAAP numbers.) Adjusted EBITDA is calculated as net income before interest, taxes, depreciation and amortization, as further adjusted by removing the impact of the following: stock-based compensation; research and development expenses (excluding salaries and related expense); grant revenue; litigation expense or revenue; acquisition, license, and other business development expense; integration costs (including any litigation costs or revenue related to assumed litigation); and other income or expense. The adjusted inventory performance measure is calculated as the company’s medical device products inventory (finished goods and work in process) and raw materials, exclusive of (i) inventories of ProCol® and PhotoFixTM, two products that the company currently distributes for third parties and has the right to acquire in the future, and (ii) such inventories associated with acquired companies or assets. Accounts receivable – DSO is calculated by dividing (x) trade accounts receivable (net) as of December 31, 2015 by (y) net credit sales for the fourth quarter of 2015 (excluding from such calculation accounts receivable and sales associated with acquired companies or assets), and multiplying such amount by 92.

The performance stock units will vest based on a combination of the company attaining specified levels of company performance for the fiscal year in which the grant was made and the passage of time. Depending upon the performance achieved for the relevant year, CryoLife will issue to the named executive officers from 0% to 150% of the target number of shares. Company performance at or above 107% of target levels is required in order for more than 100% of the target number of shares to be issued. If the minimum performance is attained, 50% of the shares earned will be issued on the first anniversary of the grant date of the performance stock units, 25% will be issued on the second anniversary of the grant date, and the remaining 25% will be issued on the third anniversary of the grant date.

The grant agreement for the performance stock units issued for fiscal 2014 and fiscal 2015 provides that even if CryoLife’s performance for the relevant fiscal year exceeds target, the Compensation Committee has the discretion to reduce the payout for each named executive officer to 100% of the target number of shares if CryoLife’s total stockholder return for the relevant fiscal year is negative. The named executive officer must be an employee of CryoLife on each

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CRYOLIFE, INC. | 2015 Proxy Statement

applicable vesting date to be entitled to vesting, and the vesting of the performance stock units will be accelerated upon a change of control of CryoLife, pursuant to the terms of the grant agreement and the plan.

2004 Employee Stock Incentive Plan. On February 24, 2004, the Board adopted the 2004 Employee Stock Incentive Plan, which the stockholders approved in June 2004. The plan terminated according to its terms in June 2014. Although no further awards may be made under the plan, it will remain in effect as long as any options, stock appreciation rights, or other stock awards that we granted under the plan are outstanding. This plan authorized us to grant the following to CryoLife’s employees and officers:

•	Stock options

•	Stock appreciation rights

•	Restricted stock unit awards

•	Stock unit awards

•	Restricted stock awards

•	Performance stock units

•	Other stock-based awards

The 2004 Employee Stock Incentive Plan provided for the award of a maximum of 2 million shares of common stock, subject to certain adjustments. In addition, the plan provided that:

•	We could issue a maximum of 2 million shares subject to options that we intended to be incentive stock options under Section 422 of the Internal Revenue Code

•	We could issue a maximum of 400,000 shares as options and stock appreciation rights to any one individual during any consecutive twelve-month period

•	We could issue a maximum of 2 million shares in the aggregate as stock awards

•

We could issue no more than 2 million shares to any one individual during any one fiscal year pursuant to awards that we intend to be “performance-based compensation” as that term is used for purposes of Section 162(m) of the Internal Revenue Code

Terms of 2004 Employee Stock Incentive Plan Awards

We issued restricted stock awards to certain of the named executive officers in 2014 pursuant to the 2004 Employee Stock Incentive Plan.

These awards have the following terms:

•	The restricted stock awards vest on the third anniversary of the grant date if the employee remains continuously employed by CryoLife

•

If an employee who was granted a restricted stock award ceases to be employed by CryoLife for any reason, he or she will automatically forfeit any portion of the award that has not vested at the time his or her employment was terminated

The performance stock units granted pursuant to this plan contain the same terms as those described above under Terms of Second Amended and Restated 2009 Stock Incentive Plan Awards.

We did not make any stock option grants or award performance stock units to named executive officers under this plan in 2014. The terms of the outstanding options granted to named executive officers pursuant to this plan, are as follows:

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CRYOLIFE, INC. | 2015 Proxy Statement

•	Options vest over a three-year period at 33 1/3% per year, beginning on the first anniversary of the grant date

•	All options have terms of seven years

•	All options have an exercise price equal to the closing price of CryoLife common stock on the NYSE on the grant date

•

All options expire upon termination of employment, except in the event of disability, death, or normal or early retirement, in which case the term of the option may continue for some time thereafter, but in any event not beyond the original term of the option

2002 Stock Incentive Plan. In March 2002, the Board of Directors adopted the 2002 Stock Incentive Plan, contingent upon stockholder approval, which was obtained in May 2002. The 2002 Stock Incentive Plan terminated in May 2012, and we may not make any additional grants under it. Although no further awards may be made under the 2002 Stock Incentive Plan, the plan will remain in effect as long as any options, stock appreciation rights, or other stock awards that we granted under the plan are outstanding.

The 2002 Stock Incentive Plan allowed for grants to employees, officers or Directors of CryoLife, and consultants and advisers to CryoLife and its subsidiaries. CryoLife’s 2002 Stock Incentive Plan allowed grants of:

•	Options

•	Stock appreciation rights

•	Restricted stock unit awards

•	Stock units awards

•	Restricted stock awards

•	Performance stock units

•	Other stock-based awards

The terms of the outstanding stock options granted to named executive officers pursuant to this plan are as follows:

•	All options vest over a three-year period at 33 1/3% per year, beginning on the first anniversary of the grant date

•	All options have a seven year term

•	All options have an exercise price equal to the closing price of the common stock on the NYSE on the grant date

•

All options expire upon termination of employment, except in the event of disability, death, or normal or early retirement, in which case, the term of the option may continue for some time thereafter, but in any event not beyond the original term of the option

Annual Performance-Based Bonus Plans

2014 Bonus Program

The 2014 bonus program under the 2007 Executive Incentive Plan provided for bonuses based on a percentage of participants’ 2014 base salaries, varying among participants, based on three areas:

•	Adjusted revenues

•	Adjusted net income

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CRYOLIFE, INC. | 2015 Proxy Statement

•	Personal performance rating

All bonus criteria related to company and individual performance for the full 2014 fiscal year. We paid all bonuses in cash in February 2015. See the tables below for a description of the calculation of adjusted revenues and adjusted net income.

Adjusted Revenues

Each named executive officer could earn a bonus of up to a specified percentage of his 2014 base salary based on CryoLife achieving 2014 adjusted revenues of at least $141,819,000. The adjusted revenues target for this plan was $149,283,000, and the maximum performance level for the adjusted revenues component was $156,747,000. Actual 2014 adjusted revenues were $144,494,000. No bonus was payable for this category if the specified minimum adjusted revenues goal was not met. See Appendix A to this proxy statement for further details regarding the adjusted revenue performance measure and a reconciliation of that measure to revenue as reported for purposes of U.S. GAAP.

2014 Bonus Opportunity as Percentage of Base Salary

Name	Adjusted Revenues of $141,819,000 (Minimum) (%)	Adjusted Revenues of $149,283,000 (Target) (%)	Adjusted Revenues of $156,747,000 (Maximum) (%)
J. Patrick Mackin	14.4	24	33.6
Steven G. Anderson	14.4	24	33.6
D. Ashley Lee	14.4	24	33.6
David M. Fronk	9.6	16	22.4
Scott B. Capps	9.6	16	22.4
Bruce G. Anderson	9.6	16	22.4
Jeffrey W. Burris	9.6	16	22.4

2014 Bonus Earned Based on Company Adjusted Revenues of $144,494,000

Name	Bonus Earned ($)	Bonus Earned as Percentage of Base Salary (%)
J. Patrick Mackin(1)	35,486	17.8
Steven G. Anderson	121,852	17.8
D. Ashley Lee	67,081	17.8
David M. Fronk	33,659	11.9
Scott B. Capps	33,659	11.9
Bruce G. Anderson	32,470	11.9
Jeffrey W. Burris(1)	22,634	11.9

(1)	Amounts shown for Messrs. Mackin and Burris reflect pro-ration for the period of time they were employed by the company during 2014.

Adjusted Net Income

Each named executive officer could earn a bonus of up to a specified percentage of his 2014 base salary based on the company achieving 2014 adjusted net income of at least $19,241,000. The adjusted net income target for this plan was $22,637,000, and the maximum performance level for the adjusted net income component was $26,033,000. Actual 2014 adjusted net income was $19,374,000. No bonus was payable for this category if the specified minimum adjusted net income goal was not met. See Appendix A to this proxy statement for further details regarding the adjusted net income performance measure and a reconciliation of that measure to net income as reported for purposes of U.S. GAAP.

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CRYOLIFE, INC. | 2015 Proxy Statement

As part of its review and certification of the adjusted net income component of the bonus program, the Compensation Committee determined that it was appropriate to exclude from the adjusted net income calculation certain unbudgeted expenses incurred in 2014 that were associated with Mr. Mackin’s employment as President and CEO.

2014 Bonus Opportunity as Percentage of Base Salary
Name	Adjusted Net Income of $19,241,000 (Minimum) (%)	Adjusted Net Income of $22,637,000 (Target) (%)	Adjusted Net Income of $26,033,000 (Maximum) (%)
J. Patrick Mackin	14.4	24	33.6
Steven G. Anderson	14.4	24	33.6
D. Ashley Lee	14.4	24	33.6
David M. Fronk	9.6	16	22.4
Scott B. Capps	9.6	16	22.4
Bruce G. Anderson	9.6	16	22.4
Jeffrey W. Burris	9.6	16	22.4

2014 Bonus Earned Based on Company Adjusted Net Income of $19,374,000

Name	Bonus Earned ($)	Bonus Earned as Percentage of Base Salary (%)
J. Patrick Mackin(1)	29,388	14.8
Steven G. Anderson	100,912	14.8
D. Ashley Lee	55,553	14.8
David M. Fronk	27,875	9.8
Scott B. Capps	27,875	9.8
Bruce G. Anderson	26,890	9.8
Jeffrey W. Burris(1)	18,744	9.8

(1)	Amounts shown for Messrs. Mackin and Burris reflect pro-ration for the period of time they were employed by the company during 2014.

Personal Performance

Each named executive officer could earn a bonus based on his personal performance rating. With respect to each named executive officer, the Compensation Committee determined whether the individual did not meet or met and/or exceeded the personal performance expectations of the committee. For 2014, Messrs. Mackin and Steven Anderson provided performance reviews of the named executive officers, other than themselves, to the committee to aid the committee in determining performance ratings. If the individual had not met personal performance expectations, no bonus was payable to the named executive officer for this category. If the individual met and/or exceeded the personal performance expectation, the named executive officer received a specified bonus, as shown below:

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CRYOLIFE, INC. | 2015 Proxy Statement

2014 Bonus Opportunity as Percentage of Base Salary
Name	Does Not Meet Personal Performance Expectations	Meets or Exceeds Personal Performance Expectations (%)
J. Patrick Mackin	--	12
Steven G. Anderson	--	12
D. Ashley Lee	--	12
David M. Fronk	--	8
Scott B. Capps	--	8
Bruce G. Anderson	--	8
Jeffrey W. Burris	--	8

The following named executive officers earned bonuses under the personal performance component of the bonus plan for 2014, as noted below:

2014 Bonus Earned Based on Actual Performance Rating
Name	Bonus Earned ($)	Bonus Earned as Percentage of Base Salary (%)
J. Patrick Mackin(1)	23,868	12
Steven G. Anderson	81,860	12
D. Ashley Lee	45,120	12
Scott B. Capps	22,640	8
Bruce G. Anderson	21,840	8
Jeffrey W. Burris(1)(2)	15,224	8

(1)	Amounts shown for Messrs. Mackin and Burris reflect pro-ration for the period of time they were employed by the company during 2014.

(2)	Mr. Burris’s performance rating of “Meets or Exceeds Expectations” was designated pursuant to the terms of his Separation and Release Agreement with the company.

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CRYOLIFE, INC. | 2015 Proxy Statement

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2014(*)

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)		Market Value of shares or units of stock that have not vested ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)		Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)

(a)	(b)	(c)		(e)	(f)	(g)		(h)	(i)		(j)
J. Patrick Mackin		400,000	(1)	10.18	9/2/2021
									250,000	(2)	2,832,500
Steven G. Anderson**	63,750			9.73	2/25/2015
	125,000			4.83	2/23/2016
	83,333			7.01	2/22/2017
	157,333			5.12	2/23/2018
	27,778	13,888	(3)	5.67	2/18/2019
	13,889	27,777	(4)	6.12	2/15/2020
		41,667	(5)	9.97	2/26/2021
						41,667	(6)	472,087
						41,667	(7)	472,087
						41,667	(8)	472,087
						13,038	(9)	147,721
						24,213	(10)	274,333
						20,834	(11)	236,049
D. Ashley Lee	37,500			4.83	2/23/2016
	33,333			7.01	2/22/2017
	63,333			5.12	2/23/2018
	11,111	5,555	(3)	5.67	2/18/2019
	5,556	11,110	(4)	6.12	2/15/2020
		16,666	(5)	9.97	2/26/2021
						16,667	(6)	188,837
						16,667	(7)	188,837
						16,667	(8)	188,837
						5,216	(9)	59,097
						9,686	(10)	109,742
						8,334	(11)	94,424
David M. Fronk	15,000			9.73	2/25/2015
	15,000			4.83	2/23/2016
	23,333			7.01	2/22/2017
	44,000			5.12	2/23/2018
	7,778	3,888	(3)	5.67	2/18/2019
	3,889	7,777	(4)	6.12	2/15/2020
		11,666	(5)	9.97	2/26/2021
						11,667	(6)	132,187
						11,667	(7)	132,187
						11,667	(8)	132,187
						3,651	(9)	41,366
						6,780	(10)	76,817
						5,834	(11)	66,099
Scott B. Capps	15,000			4.83	2/23/2016
	16,667			7.01	2/22/2017
	31,333			5.12	2/23/2018
	5,555	2,777	(3)	5.67	2/18/2019
	3,334	6,666	(4)	6.12	2/15/2020
		10,000	(5)	9.97	2/26/2021
						8,333	(6)	94,413
						10,000	(7)	113,300
						10,000	(8)	113,300
						2,607	(9)	29,537
						5,810	(10)	65,827
						5,000	(11)	56,650
Bruce G. Anderson	25,000			13.37	8/04/2015
		2,222	(3)	5.67	2/18/2019
		6,666	(4)	6.12	2/15/2020
		10,000	(5)	9.97	2/26/2021
						6,667	(6)	75,537
						10,000	(7)	113,300
						10,000	(8)	113,300
						2,086	(9)	23,634
						5,810	(10)	65,827
						5,000	(11)	56,650
Jeffrey W. Burris(12)	7,500			4.83	2/23/2016
	23,333			7.01	2/22/2017
	30,000			5.12	8/18/2017
	7,778			5.67	8/18/2017
	3,889			6.12	8/18/2017

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*

This table does not include the performance stock units, restricted stock and stock options granted in February 2015. See 2015 Executive Compensation Actions beginning on page 43 for a discussion of these grants. All values in this table are based on the closing price of the company’s common stock on the NYSE on December 31, 2014 of $11.33.

**

Effective as of April 9, 2015, in connection with Mr. Anderson’s retirement and pursuant to the terms of his separation agreement, his outstanding unvested stock options, restricted stock awards, and performance stock units were vested. In accordance with the applicable stock plans and stock option agreements, his outstanding stock options will expire as of the later of the respective option expiration dates noted above in column (f) or April 9, 2018, 36 months following the effective date of his retirement from the company.

	Type of Grant	Grant Date	Vesting Rate	Vesting Dates	Conditions
(1)	Service-based stock options	9/2/2014	33 1/3% per year	9/2/2015 9/2/2016 9/2/2017	Continued employment through vesting date required
(2)	Performance and service-based restricted stock	9/2/2014	100% cliff vesting	9/2/2017	Continued employment through vesting date required; also, the company must achieve at least $20 million in adjusted EBITDA over any four consecutive calendar quarters prior to the vesting date
(3)	Service-based stock options	2/18/2012	33 1/3% per year	2/18/2013 2/18/2014 2/18/2015	Continued employment through vesting date required
(4)	Service-based stock options	2/15/2013	33 1/3% per year	2/15/2014 2/15/2015 2/15/2016	Continued employment through vesting date required
(5)	Service-based stock options	2/26/2014	33 1/3% per year	2/26/2015 2/26/2016 2/26/2017	Continued employment through vesting date required
(6)	Service-based restricted stock	2/18/2012	100% cliff vesting	2/18/2015	Continued employment through vesting date required
(7)	Service-based restricted stock	2/12/2013	100% cliff vesting	2/12/2016	Continued employment through vesting date required
(8)	Service-based restricted stock	2/26/2014	100% cliff vesting	2/26/2017	Continued employment through vesting date required
(9)	Performance stock units	3/7/2012	• 50% on first anniversary of grant date • 25% on second anniversary of grant date • 25% on third anniversary of grant date	3/7/2013 3/7/2014 3/7/2015

Number of shares earned based on adjusted EBITDA performance for fiscal 2012, which the Compensation Committee determined in February 2013 to be 125.2% of the target award. Number of shares shown reflects the number of shares remaining after two vesting tranches (3/7/2013 and 3/7/2014).

Continued employment through vesting date required

(10)	Performance stock units	2/12/2013	• 50% on first anniversary of grant date • 25% on second anniversary of grant date • 25% on third anniversary of grant date	2/12/2014 2/12/2015 2/12/2016

Number of shares earned based on adjusted EBITDA performance for fiscal 2013, which the Compensation Committee determined in February 2014 to be 116.2% of the target award. Number of shares shown reflects the number of shares remaining after the first vesting tranche on 2/12/2014.

Continued employment through vesting date required

(11)	Performance stock units	2/26/2014	• 50% on first anniversary of grant date • 25% on second anniversary of grant date • 25% on third anniversary of grant date	2/26/2015 2/26/2016 2/26/2017

Number of shares earned based on adjusted EBITDA performance for fiscal 2014, which the Compensation Committee determined in February 2015 to be 50% of the target award. Number of shares shown reflects the total number of shares earned, as none of the shares had vested as of 12/31/2014.

Continued employment through vesting date required

(12)	Pursuant to the terms of the outstanding vested option awards noted for Mr. Burris, those options will remain exercisable until the earlier of their respective original expiration dates or 36 months following the date of his separation from employment with the company (8/18/17).

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OPTION EXERCISES AND STOCK VESTED(1)

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(2) ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(3) ($)
(a)	(b)	(c)	(d)	(e)
J. Patrick Mackin	N/A	N/A	N/A	N/A
Steven G. Anderson	N/A	N/A	115,920	1,135,900
D. Ashley Lee	37,500	29,579	46,568	456,318
David M. Fronk	N/A	N/A	32,430	317,782
Scott B. Capps	N/A	N/A	24,085	236,001
Bruce G. Anderson	64,444	281,494	20,564	201,488
Jeffrey W. Burris	24,000	111,319	32,430	317,782

(1)     This table provides information regarding stock option exercises and vesting of restricted stock and performance stock units during 2014.

(2)     Value Realized on Exercise is equal to the number of shares acquired multiplied by the difference between the exercise price and the share price on the NYSE at the time of exercise, as detailed in the following table, without regard to any proceeds that may have been received upon any sale of the underlying shares.

STOCK OPTION EXERCISE DETAIL
Name	Option Shares Exercised (#)	Exercise Price ($)	Exercise Date	Share Price on the NYSE at the Time of Exercise ($)
D. Ashley Lee	26,500 1,000 119 9,881	9.73 9.73 9.73 9.73	12/04/2014 12/04/2014 8/14/2014 8/13/2014	10.5245 10.4400 10.5016 10.5116
Bruce G. Anderson	3,000 900 12,433 4,444 3,334 10,333 10,000 4,829 171 10,000 5,000	9.73 7.01 7.01 5.67 6.12 5.12 5.12 5.12 5.12 4.83 4.83	12/09/2014 12/09/2014 11/25/2014 11/25/2014 11/25/2014 10/30/2014 9/08/2014 8/25/2014 8/25/2014 8/18/2014 7/28/2014	10.2626 10.2928 10.1057 10.1213 10.1213 10.0887 10.0529 10.0440 10.2487 10.5182 9.4546
Jeffrey W. Burris	3,000 5,000 5,000 11,000	5.12 7.00 7.00 5.12	12/26/2014 10/30/2014 08/15/2014 08/13/2014	11.5000 10.1698 10.4300 10.5000

(3)     Value Realized on Vesting is equal to the number of shares acquired as a result of the vesting (a) on March 7, 2014, of the second tranche (25%) of shares earned under the 2012 performance stock unit awards, (b) on February 21, 2014, of the first tranche (50%) of shares earned under the 2013 performance stock unit awards, and (c) on February 23, 2014 of shares of restricted stock awarded on February 23, 2011, multiplied by the market value of CryoLife common stock on the NYSE as of the applicable vesting date ($9.87, $9.79, and $9.79, respectively), as detailed in the following table.

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STOCK AWARD VESTING DETAIL
Name	2012 PSU Award (#)	2012 PSU Value ($)	2013 PSU Award (#)	2013 PSU Value ($)	2011 Restricted Stock Award (#)	2011 Restricted Stock Value ($)	Aggregate Value ($)
Steven G. Anderson	13,039	128,695	24,214	237,055	78,667	770,150	1,135,900
D. Ashley Lee	5,216	51,482	9,685	94,816	31,667	310,020	456,318
David M. Fronk	3,651	36,035	6,779	66,366	22,000	215,380	317,781
Scott B. Capps	2,607	25,731	5,811	56,890	15,667	153,380	236,001
Bruce G. Anderson	2,086	20,589	5,811	56,890	12,667	124,010	201,489
Jeffrey W. Burris	3,651	36,035	6,779	66,366	22,000	215,380	317,781

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CRYOLIFE, INC. | 2015 Proxy Statement

PENSION BENEFITS AT DECEMBER 31, 2014(1)

All calculations in the following table are as of December 31, 2014, the last business day of CryoLife’s 2014 fiscal year.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)		Payments During Last Fiscal Year ($)
(a)	(b)	(c)	(d)		(e)
Steven G. Anderson	Post-Employment Medical Plan	N/A	210,290	(2)	--
	Retirement Severance Benefit	N/A	1,938,503	(3)	--

(1)	CryoLife does not maintain any plans providing for payments or other benefits at, following, or in connection with retirement for any named executive officer other than Mr. Anderson.

(2)

The amount shown represents the actuarial present value of Mr. Anderson’s accumulated benefit under the Post-Employment Medical Plan included in the Anderson Agreement, computed as of December 31, 2014, which is the measurement date used for financial statement reporting purposes with respect to the company’s audited financial statements for 2014. See Post-Employment Medical Plan for Steven G. Anderson below for the assumptions applied in quantifying the present value of the current accrued benefit. See Grants of Plan-Based Awards – Employment Agreement with Steven G. Anderson beginning on page 56 for a description of the Anderson Agreement.

(3)

The amount shown represents the actuarial present value of Mr. Anderson’s accumulated benefit under the Retirement Severance Benefit included in the Anderson Agreement (a lump-sum payment of $1,985,000), computed as of December 31, 2014, which is the measurement date used for financial statement reporting purposes with respect to company’s audited financial statements for 2014. The amount shown assumes a lump-sum distribution as of July 1, 2015, to account for the six-month distribution delay that would have been required by Section 409A of the Internal Revenue Code had Mr. Anderson separated from service with CryoLife as of December 31, 2014. Consistent with the methodology customarily applied to present value calculations for accounting, we discounted Mr. Anderson’s lump-sum payment based on our incremental borrowing rate of 4.75% at December 31, 2014. See Grants of Plan-Based Awards – Employment Agreement with Steven G. Anderson beginning on page 56 for a description of the Anderson Agreement.

Post-Employment Medical Plan for Steven G. Anderson

The Anderson Agreement provided that upon certain kinds of employment termination events, including retirement, CryoLife would continue to provide medical benefits to Mr. Anderson and his wife, Ann B. Anderson, for the remainder of their lives. In quantifying the present value of the current accumulated benefit for the Post-Employment Medical Plan for Mr. Anderson, CryoLife used a measurement date of December 31, 2014. To calculate mortality, CryoLife used the RP-2014 Mortality Table with White Collar Adjustment with mortality improvements projected using Scale MP-2014. The applicable discount rate was 3.52%. CryoLife assumed that Mr. Anderson would retire at the expiration of the Anderson Agreement, December 31, 2016. CryoLife assumed no possibility of termination prior to that time. Salary increase was irrelevant since the benefits are not salary-related. CryoLife developed the starting claims cost using the OptumInsight Comprehensive Benefit Pricing Model 2013 v1.5. The starting claims cost for a 76 year old participant was approximately $16,997 before taking Medicare into account.

See Potential Payments upon Termination or Change of Control – Employment, Separation and Release, and Change of Control Agreements – Employment Agreement with Steven G. Anderson beginning on page 74 for further discussion of the material terms and conditions of payments and benefits payable under this plan.

As described in further detail in Potential Payments upon Termination or Change of Control – Employment, Separation and Release, and Change of Control Agreements – Separation Agreement with Steven G. Anderson beginning on page 75, effective April 9, 2015, Mr. Anderson retired from the company and entered into the Anderson Separation Agreement. Pursuant to that agreement, the Post-Employment Medical Plan described above was modified. The modified benefit provides that subject to certain conditions, the company will reimburse Mr. and Mrs. Anderson for the duration of their lives for the premiums paid by each of them for a Medicare supplemental policy that, together with Medicare Parts A, B, and D, will provide coverage that is substantially identical to the coverage previously provided to them under the company’s health care plan for active employees and their dependents. In no event, however, will the aggregate annual amount of the premium reimbursement to them for any calendar year exceed $32,154 per year, as increased by the Consumer Price Index using August 2012 as the base date.

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Retirement Severance Benefit

Pursuant to the Anderson Agreement, Mr. Anderson could voluntarily terminate his employment at any time for reason of retirement. The Anderson Agreement defined retirement as cessation by Mr. Anderson of full-time employment of any kind. Upon retirement, CryoLife was to pay Mr. Anderson a severance payment equal to $1,985,000. See Potential Payments upon Termination or Change of Control – Employment, Separation and Release, and Change of Control Agreements – Employment Agreement with Steven G. Anderson beginning on page 74 for further discussion of the material terms and conditions of payments and benefits payable under this retirement severance benefit.

Effective April 9, 2015, Mr. Anderson retired from the company and entered into the Anderson Separation Agreement, thereby triggering payment of the retirement severance benefit described above. Accordingly, the retirement severance benefit will be paid to Mr. Anderson in a lump sum in cash in accordance with the payment timing provisions of the Anderson Agreement and the Tax Code. See Potential Payments upon Termination or Change of Control – Employment, Separation and Release, and Change of Control Agreements – Separation Agreement with Steven G. Anderson beginning on page 75 for further details regarding payment of the retirement severance benefit and the additional benefits provided under the Anderson Separation Agreement.

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CRYOLIFE, INC. | 2015 Proxy Statement

NONQUALIFIED DEFERRED COMPENSATION

The following table presents components of nonqualified deferred compensation under the Executive Deferred Compensation Plan for each named executive officer other than Mr. Anderson, who does not participate in the plan, and Mr. Mackin, who is not yet eligible to participate in the plan. For a description of the terms of the Executive Deferred Compensation Plan, see 2014 Deferred Compensation beginning on page 38.

Name	Executive Contributions in Fiscal 2014(1) ($)	Company Contributions in Fiscal 2014 ($)	Aggregate Earnings in Fiscal 2014(2) ($)	Aggregate Withdrawals and Distributions in Fiscal 2014 ($)	Aggregate Balance at December 31, 2014(3) ($)
(a)	(b)	(c)	(d)	(e)	(f)
J. Patrick Mackin	-	-	-	-	-
Steven G. Anderson	-	-	-	-	-
D. Ashley Lee	134,514	-	7,841	-	467,107
David M. Fronk	6,810	-	3,581	-	64,949
Scott B. Capps	11,320	-	5,162	-	61,514
Bruce G. Anderson	6,000	-	1,279	-	25,452
Jeffrey W. Burris	18,045	-	10,385	42,761	210,131

(1)

Contributions to the deferred compensation plan that relate to an executive’s deferrals from salary and/or annual short-term incentives are included in the amounts reflected in the “Salary,” “Bonus,” and/or “Non-Equity Incentive Plan Compensation” columns, as applicable, of the Summary Compensation Table for fiscal 2014 on page 50.

(2)

A participant’s account under the Executive Deferred Compensation Plan is deemed to be invested in hypothetical investment options selected by the participant from among a menu of non-proprietary mutual funds. The account is credited/debited with gains and/or losses linked to the performance of those hypothetical investment options. The plan does not have investment options that provide for above-market or preferential earnings; accordingly, the amounts provided in this column are not included in column (h) of the Summary Compensation Table for fiscal 2014 on page 50.

(3)

Amounts shown include the executive’s contributions and associated hypothetical gains/losses during 2014, as well as deferrals of salary and annual incentives (together with associated hypothetical earnings) from prior years’ participation in the plan. The amounts shown in this column, with the exception of aggregate earnings, have been reported in the “Salary,” “Bonus,” and/or “Non-Equity Incentive Plan Compensation” columns, as applicable, of the Summary Compensation Table of prior company proxy statements as noted in the table below:

Name	Amount Previously Reported ($)
J. Patrick Mackin	-
Steven G. Anderson	-
D. Ashley Lee	324,752
David M. Fronk	54,558
Scott B. Capps	45,032
Bruce G. Anderson	-
Jeffrey W. Burris	224,462

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

We have entered into certain agreements and maintain certain plans that will require us to provide compensation to the named executive officers in the event of specified terminations of their employment or upon a change of control of CryoLife.

Employment, Separation and Release, and Change of Control Agreements

Employment Agreement with J. Patrick Mackin

As described in Grants of Plan Based Awards – Employment Agreement with J. Patrick Mackin beginning on page 55, pursuant to the Mackin Agreement, Mr. Mackin will receive certain compensation upon termination of his employment, other than termination for cause.

Good Reason or Not for Cause Termination

The Mackin Agreement provides that Mr. Mackin may terminate his employment for “good reason” if any of the following events occur during the term of the agreement:

•	He is assigned duties inconsistent with his current position or duties;

•

CryoLife takes any other action resulting in material diminution of his position, duties, responsibilities, or aggregate base salary and cash bonus, unless the action was inadvertent and was promptly remedied; or

•	CryoLife requires Mr. Mackin’s employment to be based anywhere other than within 25 miles of the company’s current headquarters.

If Mr. Mackin terminates his employment for good reason, or if the company terminates Mr. Mackin’s employment without cause, he will be entitled to severance payments equal to (a) 1.5 times the sum of his annual base salary and his annual bonus for the year in which the termination of employment occurs (or if termination occurs before determination of bonuses, a bonus equal to Mr. Mackin’s actual annual bonus for the prior year) payable in pro rata installments over 18 months; plus (b) medical insurance coverage for up to the lesser of 18 months or until Mr. Mackin is provided comparable benefits by another employer.

Termination Following Change of Control

In lieu of the payments described in the immediately preceding paragraph, if a termination occurs within two years after a change of control and is initiated by Mr. Mackin for good reason or by the company without cause, or if Mr. Mackin’s employment was so terminated within six months prior to a change in control, he will be entitled to a change of control termination payment equal to (a) 2.5 times the sum of his annual base salary and his annual bonus for the year in which the termination of employment occurs (or if termination occurs before determination of bonuses, a bonus equal to Mr. Mackin’s actual annual bonus for the prior year) payable not more than 30 days after the change of control or termination of Mr. Mackin’s employment; plus (b) medical insurance coverage for up to the lesser of 18 months or until Mr. Mackin is provided comparable benefits by another employer.

Death and Disability

If Mr. Mackin’s employment were terminated due to disability or death, the provisions of the Mackin Agreement provide for the following payments and benefits:

•	Base salary and accrued but unused vacation through the date of termination

•	Annual cash bonus for the performance period in which the date of termination occurs, payable at the time bonuses are paid to other officers, based on actual performance for the entire performance period, and pro-rated for the portion of the year prior to Mr. Mackin’s termination of employment

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•	Continued participation, at the company’s expense, in the company’s group health plans for Mr. Mackin and his covered dependents for up to 18 months

Termination for Cause

If we determined that Mr. Mackin had willfully and continually failed to substantially perform his duties, other than due to disability, the Mackin Agreement provides that we may terminate his employment for cause. We could also terminate Mr. Mackin’s employment for cause if he willfully engaged in conduct that we can demonstrate materially injured CryoLife. Certain other types of conduct constituting “cause” are described in the Mackin Agreement. If we terminate Mr. Mackin for cause, we would not have to make any other payments except for payments we owed under any obligations which accrued through the date of his termination of employment.

Payment Administration

The Mackin Agreement provides that generally, we would pay any severance payment due (other than the installment payments described above) in a lump sum in cash within 30 days following Mr. Mackin’s termination of employment. However, we would delay payment of such severance payment until six months after Mr. Mackin’s termination of employment if necessary to prevent Mr. Mackin from having to pay additional tax under Section 409A of the Internal Revenue Code. Upon termination of Mr. Mackin’s employment, we would also pay him at a rate per day equal to his annual base salary then in effect divided by 260 for all accumulated vacation days that he had not taken.

The payments described above, or Mr. Mackin’s retention of such payments if they have been made, are subject to his continued compliance with the restrictive covenants and certain other provisions set forth in the Mackin Agreement.

Employment Agreement with Steven G. Anderson

As described in Grants of Plan Based Awards – Employment Agreement with Steven G. Anderson beginning on page 56, pursuant to the Anderson Agreement, Mr. Anderson was to receive certain compensation upon termination of his employment, other than termination for cause.

Good Reason Termination and Retirement

The Anderson Agreement provided that Mr. Anderson could terminate his employment for “good reason” if any of the following events occurred during the term of the agreement:

•	He was assigned duties inconsistent with his then-current position or duties

•	CryoLife took any other action resulting in diminution of his position or duties, unless the action was inadvertent and was promptly remedied

•	CryoLife failed to pay the base salary, bonus, or all reasonable expenses under the agreement

•	CryoLife threatened to terminate Mr. Anderson for reasons other than for cause

•	CryoLife failed to require any successor to all or substantially all of the business of CryoLife to honor the Anderson Agreement

•	CryoLife required Mr. Anderson’s employment to be based anywhere other than within 25 miles of the company’s current principal business location

If Mr. Anderson terminated his employment for good reason or retirement (i.e., cessation by Mr. Anderson of full-time employment of any kind), or if we terminated his employment for any reason other than for cause, we were required to pay him (or his estate in the event of his death) a severance payment equal to $1,985,000 (“Severance Payment”). We were also required to continue to provide major medical benefits to Mr. Anderson and his wife, Ann B. Anderson, for the duration of their lives, provided that our cost was limited to $32,154 per year, as increased by the Consumer Price Index using August 2012 as the base date.

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Termination Following Change of Control

In the event of a change of control of CryoLife and the (i) subsequent termination at any time of Mr. Anderson’s employment by the company for any reason or by Mr. Anderson for good reason, or (ii) termination of Mr. Anderson’s employment, within the twelve months prior to the change of control event, by the company for any reason other than for cause or by Mr. Anderson for good reason, he was to receive, in addition to the Severance Payment described above, a change of control payment equal to the sum of his annual salary and bonus compensation for the year in which the termination occurred (or if the termination of employment occurred before bonuses were awarded for the year in which the termination occurred, such bonus payment was to be based on the immediately preceding year’s bonus).

Death

The Anderson Agreement was to terminate automatically upon Mr. Anderson’s death; however, the agreement provided that upon Mr. Anderson’s death, we would have paid the Severance Payment to his estate and continued to provide major medical benefits to Mr. Anderson’s wife, Ann B. Anderson, for the duration of her life, provided that our cost was limited to $32,154 per year, as increased by the Consumer Price Index using August 2012 as the base date. We were not required to make any other payments except for payments we owed under any obligations which accrued through the date of death.

Disability

The Anderson Agreement provided that incapacity due to physical or mental illness was not a basis for termination of Mr. Anderson’s employment by the company for cause. Termination of Mr. Anderson’s employment due to disability was to be treated as a termination not for cause, if initiated by the company, or a retirement, if initiated by Mr. Anderson or his legal representatives, and the provisions of the Anderson Agreement with respect to such termination events would apply accordingly.

Termination for Cause

If we determined that Mr. Anderson had willfully and continually failed to substantially perform his duties, other than due to disability as discussed above, the Anderson Agreement provided that we could terminate his employment for cause. We also could have terminated Mr. Anderson’s employment for cause if he willfully engaged in illegal conduct or gross misconduct that we could demonstrate materially injured CryoLife. If we terminated Mr. Anderson for cause, we would not have had to make any other payments except for payments we owed under any obligations which had accrued through the date of his termination of employment.

Payment Administration

The Anderson Agreement provided that generally, we would pay any severance payment due in a lump sum in cash within 30 days following Mr. Anderson’s termination of employment. However, we would delay payment of the severance payment until six months after Mr. Anderson’s termination of employment if necessary to prevent Mr. Anderson from having to pay additional tax under Section 409A of the Internal Revenue Code. The Anderson Agreement also provided that upon termination of Mr. Anderson’s employment, we would also pay him at a rate per day equal to his annual base salary then in effect divided by 260 for all accumulated vacation days that he had not taken.

Separation Agreement with Steven G. Anderson

On April 9, 2015, the company and Mr. Anderson entered into a separation agreement (the “Anderson Separation Agreement”) that is expected to become irrevocable on April 17, 2015. The Anderson Separation Agreement documented Mr. Anderson’s retirement from employment with and service to the company, including his resignation as Executive Chairman and as a member of the Board, effective April 9, 2015.

In accordance with the terms of the Anderson Separation Agreement, Mr. Anderson will receive the benefits described below:

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CRYOLIFE, INC. | 2015 Proxy Statement

•	$400,000 in cash, payable in a lump sum at the same time the company pays Mr. Anderson the “retirement severance payment” provided for by the Anderson Agreement;

•

25% of the annual bonus he would have been entitled to under the Anderson Agreement and the company’s 2015 annual incentive plan had he continued to serve as Executive Chairman through December 31, 2015 and met or exceeded his personal performance expectations, payable at the time such bonuses are paid to other senior executives of the company;

•	Accelerated vesting of all outstanding but unvested stock options, restricted stock awards, and performance share awards granted under the company’s incentive stock plans subject to the following; and

•	Reimbursement of attorneys’ fees incurred in connection with the negotiation of the Anderson Separation Agreement in an aggregate amount not to exceed $20,000.

Under the Anderson Separation Agreement, Mr. Anderson agreed to (i) protect certain confidential information, proprietary information, and trade secrets of the company, and (ii) for a period of two years after the termination date, (A) not solicit on behalf of a competing business any customers, clients, or active prospects of the company with whom he has had material contact, (B) not compete with the company in the “territory,” as defined in the Anderson Separation Agreement, and (C) not solicit or induce employees of the company to terminate their employment with the company, subject to specified exceptions. The Anderson Separation Agreement also provides that Mr. Anderson will decline election and not serve as a director should he be elected to the Board in 2015. Subject to conditions contained in the Anderson Separation Agreement, Mr. Anderson also granted the company a right to “claw back” the severance payment he is entitled to receive under the Anderson Agreement, as well as benefits paid pursuant to the Anderson Separation Agreement, if he violates these provisions.

The Anderson Separation Agreement provides that Mr. Anderson may sell his shares of CryoLife common stock on the New York Stock Exchange, but also provides that if he wishes to sell an aggregate of 300,000 or more shares in a “block sale,” as defined in the Anderson Separation Agreement, to a “13D purchaser,” he must first offer them to the company. The Anderson Separation Agreement defines a “13D purchaser” as a person who, to the knowledge of Mr. Anderson, has filed, intends to file, or would be required to file Schedule 13D with the Securities and Exchange Commission if the purchase of shares from Mr. Anderson would cause such person’s beneficial ownership of CryoLife stock to exceed five percent.

The Anderson Separation Agreement also provides that for a six-month period after the termination date, Mr. Anderson will provide advisory and consulting assistance, at the request of the Board, for up to ten hours per month, for which he will receive a per diem payment of $1,000.

In lieu of reimbursing the major medical benefits pursuant to the Anderson Agreement, and subject to certain conditions, the company will instead reimburse Mr. and Mrs. Anderson for the duration of their lives for the premiums paid by each of them for a Medicare supplemental policy that, together with Medicare Parts A, B, and D, will provide coverage that is substantially identical to the coverage previously provided to them under the company’s health care plan for active employees and their dependents. In no event, however, will the aggregate annual amount of the premium reimbursement to them for any calendar year exceed $32,154 per year, as increased by the Consumer Price Index using August 2012 as the base date.

The benefits described above are subject to the condition that Mr. Anderson (i) deliver a release as described below within 30 days following the termination date and (ii) comply with the material terms of the Anderson Separation Agreement and the terms of the Anderson Agreement that survive his termination of employment.

In return for the benefits provided for under the Anderson Separation Agreement, Mr. Anderson forever released, waived, and discharged the company, its direct and indirect subsidiaries, and its affiliates from any and all claims and causes of action that he had through the date of the release, except as provided in the Anderson Separation Agreement. The company also released Mr. Anderson from specified claims.

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The Anderson Separation Agreement also provides that, in addition to the amounts described above, Mr. Anderson will also receive the following benefits that are payable pursuant to the Anderson Agreement:

•	A retirement severance payment, as provided for in the Anderson Agreement, in the amount of $1,985,000, subject to certain tax adjustments; and

•	All accrued, but unpaid salary, vacation, and paid time off, as well as reimbursement of business-related expenses.

Consistent with the Anderson Separation Agreement, Mr. Anderson was entitled to the following benefits effective as of April 9, 2015:

Compensation Category	Amount ($)
Cash Compensation	2,425,490(1)
Accelerated Stock Option Exercisability	62,219(2)
Accrued Vacation Pay	34,150(3)
Medical Benefits	322,297(4)
Spread Value of Vested Options	2,032,630(5)
Accelerated Vesting of Restricted Stock and Performance Stock Units	1,077,624(6)
Total	5,954,410

(1)

Amount shown includes a retirement severance payment of $1,985,000 provided for by the Anderson Agreement. Also includes the following benefits provided under the Anderson Separation Agreement: a $400,000 cash severance benefit; up to $20,000 of reimbursement of attorneys’ fees; and 25% of the personal performance component of the 2015 annual bonus plan ($20,490) (no amount is included for the company performance components, as those will not be determinable until December 31, 2015).

(2)

Amount shown reflects the value of the stock options with respect to which vesting was accelerated (options for 41,666 shares). The value for each option was calculated as the difference between the exercise price of the option and the closing price of our common stock on April 9, 2015 of $10.18.

(3)

Amount shown represents payment of $328.37 per hour of 2015 vacation that Mr. Anderson had not taken as of April 9, 2015. Mr. Anderson had 104 accumulated hours of vacation as of April 9, 2015 for which the company was obligated to make payment.

(4)

Amount shown reflects the estimated value of major medical benefits to be provided under the Anderson Agreement to Mr. Anderson and his wife for the duration of their lives, not to exceed $32,154 per year, increased by the Consumer Price Index, using August 2012 as the base date. We used the assumptions discussed at Post-Employment Medical Plan for Steven G. Anderson under Pension Benefits at December 31, 2014 on page 70 when valuing this benefit, except that we did not apply a discount rate. Although the structure of the medical benefits to be provided to Mr. and Mrs. Anderson was modified by the Anderson Separation Agreement, as discussed above, we do not believe that the value of those benefits will differ materially from the value of the benefit provided under the Anderson Agreement.

(5)

Amount shown represents the spread value of Mr. Anderson’s outstanding stock options that had already vested as of April 9, 2015 (options for 448,999 shares), calculated as the difference between the exercise prices of the options and the closing price of our common stock on April 9, 2015 ($10.18).

(6)

Amount shown represents the value of 22,523 shares of unvested restricted stock and 22,523 shares of stock to be issued with respect to unvested performance stock units for which vesting was accelerated as of April 9, 2015. Those shares and units were valued at the closing price of our common stock on the NYSE on April 9, 2015 ($10.18).

Separation and Release Agreement with Jeffrey W. Burris

On August 28, 2014, Jeffrey W. Burris, the company’s former Vice President and General Counsel, and the company entered into a Separation and Release Agreement (the “Burris Agreement”) that became effective on September 6, 2014. The Burris Agreement provides for the termination of Mr. Burris’s employment, effective August 18, 2014.

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CRYOLIFE, INC. | 2015 Proxy Statement

The Burris Agreement provided that Mr. Burris would receive the following payments and benefits:

•

A total amount of $302,000 distributed in twelve equal monthly installments in accordance with the company’s normal payroll procedures and payroll dates beginning with the first pay day following the effective date of the agreement;

•	An additional lump sum in the amount of $9,292 representing eight days of accrued vacation time;

•

Payment of Mr. Burris’s 2014 bonus, pro-rated based on the number of days that Mr. Burris was employed by the company during 2014, with Mr. Burris deemed to have met or exceeded his personal performance goals for 2014;

•	Reimbursement of costs, in an aggregate amount not to exceed $15,000, for up to twelve months of outplacement services;

•

For a period of eighteen consecutive months following his retirement, reimbursement of an amount equal to the difference between the amount Mr. Burris pays for continued coverage under CryoLife’s group medical plan (“COBRA Continuation Coverage”) and the amount paid by a full-time active employee of CryoLife for the same level of coverage provided to Mr. Burris; provided that such reimbursements will end if and when Mr. Burris becomes eligible to participate as an employee in a qualifying plan of another employer; and

•

The benefits that accrue to an employee upon retirement pursuant to the company’s stock plans, including, without limitation, that his options granted pursuant to applicable option agreements shall remain exercisable, to the extent vested as of August 18, 2014, until the earlier of the end of the applicable option term or thirty-six months from August 18, 2014.

In return for the benefits described above, Mr. Burris agreed to release and forever discharge CryoLife and certain related parties, including present and former officers and Directors of the company, from any and all claims and causes of action that Mr. Burris had or may have in the future that are based on acts or facts arising or occurring prior to the effective date of the Burris Agreement. Mr. Burris also agreed that he would (i) protect certain confidential information, proprietary information and trade secrets of CryoLife and, (ii) for a period of 24 months after the effective date of the agreement, (A) not solicit any customers or active prospects of CryoLife on behalf of a competing business with whom he had material contact and (B) not, within the State of Georgia, solicit or induce any employees of CryoLife to terminate their employment with CryoLife. For a twelve month period after the effective date of the Burris Agreement, Mr. Burris, upon reasonable request by the company, agreed to provide the company with information and assistance up to four hours per week. The Burris Agreement also contains a mutual non-disparagement provision and provides that the Change of Control Agreement by and between Mr. Burris and CryoLife has been terminated.

Change of Control Agreements with Other Named Executive Officers

Messrs. Lee, Fronk, Capps, and Bruce Anderson do not have agreements that provide any guarantee of employment other than as at-will employees; however, CryoLife has entered into change of control agreements with each of them that provide that the company will pay severance payments if they are terminated by the company without cause or terminate their employment for good reason during a period extending from six months before to two years after a change of control of CryoLife. This is a “double trigger” provision that requires not only a change of control of CryoLife but also a termination of employment.

Terms of the Change of Control Agreements

•

The initial term of each agreement ended September 1, 2014, but the agreements renewed automatically, according to their terms, on September 1, 2014 for an additional three-year term. Each agreement will continue to renew every three years thereafter, for an additional three-year term, unless CryoLife provides notice at least thirty days prior to the end of the then-current term that the agreement will not be extended.

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CRYOLIFE, INC. | 2015 Proxy Statement

•

The severance payment is an amount equal to a multiple of the sum of the executive’s base salary as of the date of termination and his bonus compensation for the year in which the termination of employment occurs, or if the bonus for that year has not yet been awarded, the most recently awarded bonus compensation. The multiple for Mr. Lee is two times salary and bonus, and the multiple for Messrs. Fronk, Capps, and Bruce Anderson is one times base salary and bonus.

•

Change of control, as defined in the agreement, means a change in the ownership of CryoLife, a change in the effective control of CryoLife, or a change in the ownership of a substantial portion of the assets of CryoLife. Specifically, any of the following types of events would constitute a change of control under the agreements:

¡

Any person, including a syndicate or group, acquires ownership of CryoLife stock that, taken together with CryoLife stock held by such person or group, constitutes more than 50% of the total voting power of the stock of CryoLife

¡	Any person, including a syndicate or group, acquires ownership of stock of CryoLife possessing 30% or more of the total voting power of CryoLife stock

¡

A majority of the members of CryoLife’s Board are replaced during any 12-month period by individuals whose appointment or election is not endorsed by a majority of the Board prior to the date of appointment or election

¡

Any person, including a syndicate or group, acquires assets from CryoLife that have a total gross fair market value equal to more than 40% of the total gross fair market value of all CryoLife assets immediately prior to such acquisition

•	The agreements are not employment agreements, and each respective officer’s employment is “at will.”

We will not be required to make a severance payment in connection with the change of control agreements if we terminate an executive’s employment for cause, which means:

•	An intentional act of fraud, embezzlement, theft, or any other material violation of law that occurs during or in the course of the executive’s employment with CryoLife

•	Intentional damage by the executive to CryoLife assets

•	Intentional disclosure by the executive of CryoLife’s confidential information contrary to CryoLife policies

•	Material breach of the executive’s obligations under the agreement

•	Intentional engagement by the executive in any activity that would constitute a breach of his duty of loyalty or of his assigned duties

•	Intentional breach by the executive of any of CryoLife’s policies and procedures

•	The willful and continued failure by the executive to perform his assigned duties, other than as a result of incapacity due to physical or mental illness

•	Willful conduct by the executive that is demonstrably and materially injurious to CryoLife, monetarily or otherwise

An executive may terminate his employment for good reason in connection with a change of control without forfeiting his severance pay if any of the following events occur during the term of the agreement:

•

The assignment to the executive, without his consent, of any duties materially inconsistent with his position, authority, duties, or responsibilities, including changes in status, offices, or titles and any change in the executive’s reporting requirements that would cause him to report to an officer who is junior in seniority to the officer to whom he previously reported

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CRYOLIFE, INC. | 2015 Proxy Statement

•

Any other action by CryoLife that results in a material diminution in his position, authority, duties, responsibilities, or aggregate compensation, excluding for this purpose an isolated, insubstantial, and inadvertent action taken in good faith and which is remedied by CryoLife within thirty (30) days after receipt of notice from the executive

The change of control agreements provide that we will pay any severance payment due in a lump sum not later than 30 days following the date of termination, or 30 days following a change of control in the event of an anticipatory termination. We will delay payment of the severance payment until six months after the executive’s termination if necessary to prevent him from having to pay additional tax under Section 409A of the Internal Revenue Code. We will also subject any severance payment to normal payroll tax withholding.

Agreement Not to Solicit

Messrs. Lee, Fronk, Capps, and Bruce Anderson agree not to solicit any actual or prospective customers of CryoLife with whom they have had contact for a competing business or to solicit employees of CryoLife to leave CryoLife and join a competing business during the term of the agreement and for a period of one year following the termination of the agreement. CryoLife is not required to make the severance payment, and the officer is required to repay any portion of the severance payment already received if he solicits customers or employees of CryoLife during the term of the agreement and for a period of one year following the termination of the agreement.

Termination and Change of Control Payments

The amount of compensation we would be required to pay to each named executive officer under certain termination and change of control scenarios is provided in the tables below. Amounts included in the tables are estimates and are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may differ materially. Factors that could affect the actual payment amounts include the timing during the year of any such event, the amount of future bonuses, the future stock price of CryoLife, and with respect to Mr. Steven Anderson, his and his spouse’s ages and life expectancies. The tables provided in this section for all named executive officers except Mr. Burris assume that the relevant termination or change of control event occurred on December 31, 2014, the last business day of CryoLife’s 2014 fiscal year. The table for Mr. Burris provides information as of August 18, 2014, the effective date of his separation from employment with the company.

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CRYOLIFE, INC. | 2015 Proxy Statement

J. Patrick Mackin, Chairman, President, and Chief Executive Officer(1)

Executive Benefits and Payments Upon Termination ($)
	Voluntary Retirement	Good Reason or Involuntary Not for Cause Termination	For Cause Termination	Death	Disability	Change of Control Without Regard to Termination	Certain Termination Events Following/ Preceding a Change of Control(9)
Cash Compensation	64,874(2)	964,874(3)	64,874(2)	64,874(2)	64,874(2)	--	1,564,874(4)
Accelerated Stock Option Exercisability	--	--	--	--	--	460,000(5)	460,000(5)
Accrued Vacation Pay	38,077(6)	38,077(6)	38,077(6)	38,077(6)	38,077(6)	--	38,077(6)
Medical Benefits	--	35,531(7)	--	35,531(7)	35,531(7)	--	35,531(7)
Spread Value of Vested Options	--	--	--	--	--	--	--
Accelerated Vesting of Restricted Stock	--	--	--	--	--	2,832,500(8)	2,832,500(8)
Total	102,951	1,038,482	102,951	138,482	138,482	3,292,500	4,930,982

(1)

This table assumes that all termination and change of control events occurred as of December 31, 2014. See Employment, Separation and Release, and Change of Control Agreements above for a description of Mr. Mackin’s employment agreement (the “Mackin Agreement”).

(2)

Amount shown represents the company-performance components of the 2014 annual incentive plan, to which Mr. Mackin was entitled as of December 31, 2014. No amount is included for the personal performance component of the annual incentive plan.

(3)

Amount shown represents 1.5 times Mr. Mackin’s 2014 annual base salary (because no annual bonus was paid to Mr. Mackin for the prior year (2013), and the 2014 bonus had not been paid as of 12/31/2014, no bonus element was included in determining the cash severance payment per the Mackin Agreement). The Mackin Agreement provides for severance payments to be paid in 18 monthly installments, beginning 30 days following the employment termination date (subject to any delay in payment necessary to comply with Section 409A of the Internal Revenue Code). Mr. Mackin’s estate would receive these severance payments upon his subsequent death. This amount also includes the company-performance components of the 2014 annual incentive plan, to which Mr. Mackin was entitled as of December 31, 2014. No amount is included for the personal performance component of the annual incentive plan.

(4)

Amount shown represents 2.5 times Mr. Mackin’s 2014 annual base salary (because no annual bonus was paid to Mr. Mackin for the prior year (2013), and the 2014 bonus had not been paid as of 12/31/2014, no bonus element was included in determining the cash severance payment per the Mackin Agreement). The Mackin Agreement provides for severance payments to be paid in 18 monthly installments, beginning 30 days following the employment termination date (subject to any delay in payment necessary to comply with Section 409A of the Internal Revenue Code). This scenario assumes that following the change of control, Mr. Mackin terminated his employment for good reason, or we terminated his employment without cause. Mr. Mackin would also receive the amount shown if we terminated his employment without cause at any time within the six months prior to the change of control. This amount also includes the company-performance components of the 2014 annual incentive plan, to which Mr. Mackin was entitled as of December 31, 2014. No amount is included for the personal performance component of the annual incentive plan.

(5)

The Second Amended and Restated 2009 Stock Incentive Plan provides that the exercisability of outstanding options accelerates upon a change of control. The accelerated options had value as of December 31, 2014 because the exercise prices of the options were lower than the closing price of our common stock on the NYSE as of December 31, 2014 of $11.33. The value for each option is calculated as the difference between the exercise price of the option and the closing price of our common stock at the end of the fiscal year ($11.33).

(6)

Amount shown represents payment of $288.46 per hour of 2014 vacation pay that Mr. Mackin had not taken as of December 31, 2014. Mr. Mackin had 132 accumulated hours of vacation as of December 31, 2014 for which the company was obligated to make payment as of that date.

(7)

Under the terms of the Mackin Agreement, if Mr. Mackin terminates his employment for good reason, we terminate his employment without cause, or he dies or becomes disabled, we would continue to provide him and his family with health benefits coverage, at the company’s expense, for up to 18 months (until he is provided comparable benefits by another employer). Amount shown represents the value of 18 months of coverage under the company’s health plans.

(8)

We issued Mr. Mackin’s new-hire, performance-based restricted stock from the Second Amended and Restated 2009 Stock Incentive Plan. That plan provides that all unvested shares of restricted stock become fully vested upon a change of control. The shares of accelerated restricted stock are valued at the closing price of our common stock on the NYSE on December 31, 2014 ($11.33).

(9)

Under the terms of the Mackin Agreement, amounts shown that are otherwise payable to Mr. Mackin would be reduced if and to the extent that doing so would cause payments that are contingent on a change of control to not be subject to the excise tax under Section 4999 of the Internal Revenue Code and thereby produce a greater net after-tax amount to him.

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CRYOLIFE, INC. | 2015 Proxy Statement

Steven G. Anderson, Former Executive Chairman(1)

Executive Benefits and Payments Upon Termination ($)
	Voluntary Retirement	Good Reason or Involuntary Not for Cause Termination	For Cause Termination	Death	Disability	Change of Control Without Regard to Termination	Certain Termination Events Following/ Preceding a Change of Control(11)
Cash Compensation	2,207,764(2)	2,207,764(2)	222,764(3)	2,207,764(2)	2,207,764(2)	--	3,239,163(4)
Accelerated Stock Option Exercisability	--	--	--	--	--	279,991(5)	279,991(5)
Accrued Vacation Pay	7,881(6)	7,881(6)	7,881(6)	7,881(6)	7,881(6)	--	7,881(6)
Medical Benefits	322,297(7)	322,297(7)	--	174,030(8)	322,297(7)	--	322,297(7)
Spread Value of Vested Options	2,481,122(9)	2,481,122(9)	2,481,122(9)	2,481,122(9)	2,481,122(9)	2,481,122(9)	2,481,122(9)
Accelerated Vesting of Restricted Stock and Performance Stock Units	--	--	--	--	--	2,310,402(10)	2,310,402(10)
Total	5,019,064	5,019,064	2,711,767	4,870,797	5,019,064	5,071,515	8,640,856

(1)

This table assumes that all termination and change of control events occurred as of December 31, 2014. See Employment and Change of Control Agreements above for a description of Mr. Anderson’s employment agreement, which became effective on January 1, 2013 (the “Anderson Agreement”). Also, see Potential Payments upon Termination or Change of Control – Employment, Separation and Release, and Change of Control Agreements – Separation Agreement with Steven G. Anderson for a description of Mr. Anderson’s retirement effective April 9, 2015 and the payments and benefits provided under the Anderson Separation Agreement.

(2)

The Anderson Agreement provides for a severance payment equal to $1,985,000 upon termination of Mr. Anderson’s employment by the company without cause or upon his voluntary retirement or termination of employment for good reason, to be paid in a lump sum within 30 days following the employment termination date (subject to any delay in payment necessary to comply with Section 409A of the Internal Revenue Code). Mr. Anderson’s estate would receive this severance payment upon his death. Amount shown also includes the company-performance components of the 2014 annual incentive plan, to which Mr. Anderson was entitled as of December 31, 2014. No amount is included for the personal performance component of the annual incentive plan.

(3)

Amount shown represents the company-performance components of the 2014 annual incentive plan, to which Mr. Anderson was entitled as of December 31, 2014. No amount is included for the personal performance component of the annual incentive plan.

(4)

Amount is the sum of (i) the lump-sum severance payment of $1,985,000 and (ii) the sum of Mr. Anderson’s 2014 salary and 2013 bonus. This amount assumes that following the change of control, Mr. Anderson retired or terminated his employment for good reason, or we terminated his employment without cause. Mr. Anderson would also receive the amount shown if we terminated his employment without cause at any time within the 12 months prior to the change of control.

(5)

The 2002 Stock Incentive Plan, the 2004 Employee Stock Incentive Plan, and the Second Amended and Restated 2009 Stock Incentive Plan provide that the exercisability of outstanding options accelerates upon a change of control. The accelerated options had value as of December 31, 2014 because the exercise prices of the options were lower than the closing price of our common stock on the NYSE as of December 31, 2014 of $11.33. The value for each option is calculated as the difference between the exercise price of the option and the closing price of our common stock at the end of the fiscal year ($11.33).

(6)

Amount shown represents payment of $328.37 per hour of 2014 vacation pay that Mr. Anderson had not taken as of December 31, 2014. Mr. Anderson had 24 accumulated hours of vacation as of December 31, 2014 for which the company was obligated to make payment as of that date.

(7)

Under the terms of the Anderson Agreement, if Mr. Anderson voluntarily retires, terminates his employment for good reason, or we terminate his employment without cause, we would continue to provide major medical insurance benefits to him and his wife, Ann B. Anderson, for the duration of their lives, not to exceed $32,154 per year, increased by the Consumer Price Index, using August 2012 as the base date. We used the assumptions discussed at Post-Employment Medical Plan for Steven G. Anderson under Pension Benefits at December 31, 2014 on page 70 when valuing this benefit, except that we did not apply a discount rate.

(8)

Under the terms of the Anderson Agreement, in the event of his death, CryoLife would continue to provide major medical insurance benefits to his wife, Ann B. Anderson, for the duration of her life, not to exceed $32,154 per year, increased by the Consumer Price Index using August 2012 as the base date. We used the assumptions discussed at Post-Employment Medical Plan for Steven G. Anderson under Pension Benefits at December 31, 2014 on page 70 when valuing this benefit, except that we did not apply a discount rate.

(9)

Amount shown represents the spread value of Mr. Anderson’s vested stock options, calculated as the difference between the exercise prices of the options and the closing price of our common stock on December 31, 2014 ($11.33).

(10)

As of December 31, 2014, we had issued all outstanding shares of restricted stock and all performance stock units under the 2004 Employee Stock Incentive Plan and the Second Amended and Restated 2009 Stock Incentive Plan. Both plans provide that all unvested shares of restricted stock and performance stock units become fully vested upon a change of control. The accelerated restricted stock and performance stock units are valued at the closing price of our common stock on the NYSE on December 31, 2014 ($11.33), and the 2014 performance stock units are assumed to have been earned at target level.

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CRYOLIFE, INC. | 2015 Proxy Statement

(11)

Under the terms of the Anderson Agreement, amounts shown that are otherwise payable to Mr. Anderson would be reduced if and to the extent that doing so would cause payments that are contingent on a change of control to not be subject to the excise tax under Section 4999 of the Internal Revenue Code and thereby produce a greater net after-tax amount to him.

D. Ashley Lee, Executive Vice President, Chief Operating Officer, and Chief Financial Officer(1)

Executive Benefits and Payments Upon Termination ($)
	Voluntary Termination	Good Reason or Involuntary Not for Cause Termination	For Cause Termination	Death	Disability	Change of Control Without Regard to Termination	Certain Termination Events Following/ Preceding a Change of Control
Cash Compensation	122,634(2)	122,634(2)	122,634(2)	122,634(2)	122,634(2)	--	1,257,662(3)
Accelerated Stock Option Exercisability	--	--	--	--	--	111,990(4)	111,990(4)
Accrued Vacation Pay	--(5)	--(5)	--(5)	--(5)	--(5)	--	--(5)
Spread Value of Vested Options	872,882(6)	872,882(6)	872,882(6)	872,882(6)	872,882(6)	872,882(6)	872,882(6)
Accelerated Vesting of Restricted Stock and Performance Stock Units	--	--	--	--	--	735,351(7)	735,351(7)
Total	995,516	995,516	995,516	995,516	995,516	1,720,223	2,977,885

(1)	This table assumes that all termination and change of control events occurred as of December 31, 2014.

(2)

Amount shown represents the company-performance components of the 2014 annual incentive plan, to which Mr. Lee was entitled as of December 31, 2014. No amount is included for the personal performance component of the annual incentive plan.

(3)

Amount shown is equal to two times the sum of Mr. Lee’s 2014 salary and his bonus for 2013 that was paid in cash in February 2014. This amount assumes that following a change of control Mr. Lee terminated his employment for good reason, or we terminated his employment without cause. Mr. Lee would also receive the amount shown if we terminated his employment without cause at any time within the six months prior to the change of control. Amount shown also includes the company-performance components of the 2014 annual incentive plan, to which Mr. Lee was entitled as of December 31, 2014. No amount is included for the personal performance component of the annual incentive plan.

(4)

The 2002 Stock Incentive Plan, the 2004 Employee Stock Incentive Plan, and the Second Amended and Restated 2009 Stock Incentive Plan provide that the exercisability of outstanding options accelerates upon a change of control. The accelerated options had value as of December 31, 2014 because the exercise prices of the options were lower than the closing price of our common stock on the NYSE as of December 31, 2014 of $11.33. The value for each option is calculated as the difference between the exercise price of the option and the closing price of our common stock at the end of the fiscal year ($11.33).

(5)	Mr. Lee had no accumulated hours of vacation as of December 31, 2014 for which the company was obligated to make payment as of that date.

(6)

Amount shown represents the spread value of Mr. Lee’s vested stock options, calculated as the difference between the exercise prices of the options and the closing price of our common stock on December 31, 2014 ($11.33).

(7)

As of December 31, 2014, we had issued all outstanding shares of restricted stock and all performance stock units under the 2004 Employee Stock Incentive Plan and the Second Amended and Restated 2009 Stock Incentive Plan. Both plans provide that all unvested shares of restricted stock and performance stock units become fully vested upon a change of control. The accelerated restricted stock and performance stock units are valued at the closing price of our common stock on the NYSE on December 31, 2014 ($11.33), and the 2014 performance stock units are assumed to have been earned at target level.

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CRYOLIFE, INC. | 2015 Proxy Statement

David M. Fronk, Vice President, Regulatory Affairs and Quality Assurance(1)

Executive Benefits and Payments Upon Termination ($)
	Voluntary Termination	Good Reason or Involuntary Not for Cause Termination	For Cause Termination	Death	Disability	Change of Control Without Regard to Termination	Certain Termination Events Following/ Preceding a Change of Control
Cash Compensation	61,534(2)	61,534(2)	61,534(2)	61,534(2)	61,534(2)	--	440,728(3)
Accelerated Stock Option Exercisability	--	--	--	--	--	78,390(4)	78,390(4)
Accrued Vacation Pay	--(5)	--(5)	--(5)	--(5)	--(5)	--	--(5)
Spread Value of Vested Options	559,824(6)	559,824(6)	559,824(6)	559,824(6)	559,824(6)	559,824(6)	559,824(6)
Accelerated Vesting of Restricted Stock and Performance Stock Units	--	--	--	--	--	646,932(7)	646,932(7)
Total	621,358	621,358	621,358	621,358	621,358	1,285,146	1,725,874

(1)	This table assumes that all termination events occurred as of December 31, 2014.

(2)

Amount shown represents the company-performance components of the 2014 annual incentive plan, to which Mr. Fronk was entitled as of December 31, 2014. No amount is included for the personal performance component of the annual incentive plan.

(3)

Amount shown is equal to one times the sum of Mr. Fronk’s 2014 salary and his bonus for 2013 that was paid in February 2014. This amount assumes that following a change of control Mr. Fronk terminated his employment for good reason, or we terminated his employment without cause. Mr. Fronk would also receive the amount shown if we terminated his employment without cause at any time within the six months prior to the change of control. Amount shown also includes the company-performance components of the 2014 annual incentive plan, to which Mr. Fronk was entitled as of December 31, 2014. No amount is included for the personal performance component of the annual incentive plan.

(4)

The 2004 Employee Stock Incentive Plan and the Second Amended and Restated 2009 Stock Incentive Plan provide that the exercisability of outstanding options accelerates upon a change of control. The accelerated options had value as of December 31, 2014 because the exercise prices of the options were lower than the closing price of our common stock on the NYSE as of December 31, 2014 of $11.33. The value for each option is calculated as the difference between the exercise price of the option and the closing price of our common stock at the end of the fiscal year ($11.33).

(5)	Mr. Fronk had no accumulated hours of vacation as of December 31, 2014 for which the company was obligated to make payment as of that date.

(6)

Amount shown represents the spread value of Mr. Fronk’s vested stock options, calculated as the difference between the exercise prices of the options and the closing price of our common stock on December 31, 2014 ($11.33).

(7)

As of December 31, 2014, we had issued all outstanding shares of restricted stock and all performance stock units under the 2004 Employee Stock Incentive Plan and the Second Amended and Restated 2009 Stock Incentive Plan. Both plans provide that all unvested shares of restricted stock and performance stock units become fully vested upon a change of control. The accelerated restricted stock and performance stock units are valued at the closing price of our common stock on the NYSE on December 31, 2014 ($11.33), and the 2014 performance stock units are assumed to have been earned at target level.

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CRYOLIFE, INC. | 2015 Proxy Statement

Scott B. Capps, Vice President, Clinical Research(1)

Executive Benefits and Payments Upon Termination ($)
	Voluntary Termination	Good Reason or Involuntary Not for Cause Termination	For Cause Termination	Death	Disability	Change of Control Without Regard to Termination	Certain Termination Events Following/ Preceding a Change of Control
Cash Compensation	61,534(2)	61,534(2)	61,534(2)	61,534(2)	61,534(2)	--	438,979(3)
Accelerated Stock Option Exercisability	--	--	--	--	--	64,048(4)	64,048(4)
Accrued Vacation Pay	1,088(5)	1,088(5)	1,088(5)	1,088(5)	1,088(5)	--	1,088(5)
Spread Value of Vested Options	412,891(6)	412,891(6)	412,891(6)	412,891(6)	412,891(6)	412,891(6)	412,891(6)
Accelerated Vesting of Restricted Stock and Performance Stock Units	--	--	--	--	--	529,678(7)	529,678(7)
Total	475,513	475,513	475,513	475,513	475,513	1,006,617	1,446,684

(1)	This table assumes that all termination events occurred as of December 31, 2014.

(2)

Amount shown represents the company-performance components of the 2014 annual incentive plan, to which Mr. Capps was entitled as of December 31, 2014. No amount is included for the personal performance component of the annual incentive plan.

(3)

Amount shown is equal to one times the sum of Mr. Capps’s 2014 salary and his bonus for 2013 that was paid in February 2014. This amount assumes that following a change of control Mr. Capps terminated his employment for good reason, or we terminated his employment without cause. Mr. Capps would also receive the amount shown if we terminated his employment without cause at any time within the six months prior to the change of control. Amount shown also includes the company-performance components of the 2014 annual incentive plan, to which Mr. Capps was entitled as of December 31, 2014. No amount is included for the personal performance component of the annual incentive plan.

(4)

The 2004 Employee Stock Incentive Plan and the Second Amended and Restated 2009 Stock Incentive Plan provide that the exercisability of outstanding options accelerates upon a change of control. The accelerated options had value as of December 31, 2014 because the exercise prices of the options were lower than the closing price of our common stock on the NYSE as of December 31, 2013 of $11.33. The value for each option is calculated as the difference between the exercise price of the option and the closing price of our common stock at the end of the fiscal year ($11.33).

(5)

Amount shown represents payment of $136.06 per hour of 2014 vacation pay that Mr. Capps had not taken as of December 31, 2014. Mr. Capps had eight accumulated hours of vacation as of December 31, 2014 for which the company was obligated to make payment as of that date.

(6)

Amount shown represents the spread value of Mr. Capps’s vested stock options, calculated as the difference between the exercise prices of the options and the closing price of our common stock on December 31, 2014 ($11.33).

(7)

As of December 31, 2014, we had issued all outstanding shares of restricted stock and all performance stock units under the 2004 Employee Stock Incentive Plan and the Second Amended and Restated 2009 Stock Incentive Plan. Both plans provide that all unvested shares of restricted stock and performance stock units become fully vested upon a change of control. The accelerated restricted stock and performance stock units are valued at the closing price of our common stock on the NYSE on December 31, 2014 ($11.33), and the 2014 performance stock units are assumed to have been earned at target level.

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CRYOLIFE, INC. | 2015 Proxy Statement

Bruce G. Anderson, Vice President, U.S. Sales and Global Marketing(1)

Executive Benefits and Payments Upon Termination ($)
	Voluntary Termination	Good Reason or Involuntary Not for Cause Termination	For Cause Termination	Death	Disability	Change of Control Without Regard to Termination	Certain Termination Events Following/ Preceding a Change of Control
Cash Compensation	59,360(2)	59,360(2)	59,360(2)	59,360(2)	59,360(2)	--	425,057(3)
Accelerated Stock Option Exercisability	--	--	--	--	--	60,906(4)	60,906(4)
Accrued Vacation Pay	1,050(5)	1,050(5)	1,050(5)	1,050(5)	1,050(5)	--	1,050(5)
Spread Value of Vested Options	--	--	--	--	--	--	--
Accelerated Vesting of Restricted Stock and Performance Stock Units	--	--	--	--	--	504,899(6)	504,899(6)
Total	60,410	60,410	60,410	60,410	60,410	565,805	991,912

(1)	This table assumes that all termination events occurred as of December 31, 2014.

(2)

Amount shown represents the company-performance components of the 2014 annual incentive plan, to which Mr. Anderson was entitled as of December 31, 2014. No amount is included for the personal performance component of the annual incentive plan.

(3)

Amount shown is equal to one times the sum of Mr. Anderson’s 2014 salary and his bonus for 2013 that was paid in February 2014. This amount assumes that following a change of control Mr. Anderson terminated his employment for good reason, or we terminated his employment without cause. Mr. Anderson would also receive the amount shown if we terminated his employment without cause at any time within the six months prior to the change of control. Amount shown also includes the company-performance components of the 2014 annual incentive plan, to which Mr. Anderson was entitled as of December 31, 2014. No amount is included for the personal performance component of the annual incentive plan.

(4)

The 2004 Employee Stock Incentive Plan and the Second Amended and Restated 2009 Stock Incentive Plan provide that the exercisability of outstanding options accelerates upon a change of control. The accelerated options had value as of December 31, 2014 because the exercise prices of the options were lower than the closing price of our common stock on the NYSE as of December 31, 2013 of $11.33. The value for each option is calculated as the difference between the exercise price of the option and the closing price of our common stock at the end of the fiscal year ($11.33).

(5)

Amount shown represents payment of $131.25 per hour of 2014 vacation pay that Mr. Anderson had not taken as of December 31, 2014. Mr. Anderson had eight accumulated hours of vacation as of December 31, 2014 for which the company was obligated to make payment as of that date.

(6)

As of December 31, 2014, we had issued all outstanding shares of restricted stock and all performance stock units under the 2004 Employee Stock Incentive Plan and the Second Amended and Restated 2009 Stock Incentive Plan. Both plans provide that all unvested shares of restricted stock and performance stock units become fully vested upon a change of control. The accelerated restricted stock and performance stock units are valued at the closing price of our common stock on the NYSE on December 31, 2014 ($11.33), and the 2014 performance stock units are assumed to have been earned at target level.

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CRYOLIFE, INC. | 2015 Proxy Statement

Jeffrey W. Burris, Former Vice President, General Counsel(1)

Executive Benefits and Payments Upon Termination ($)
Good Reason or Involuntary Not for Cause Termination
Cash Compensation	302,000(2)
Annual Incentive Bonus	56,602(3)
Outplacement Benefits	15,000(4)
Reimbursement of COBRA Premium Differential	24,029(5)
Accrued Vacation Pay	9,292(6)
Spread Value of Vested Options	363,134(7)
Total	770,057

(1)	Table summarizes the benefits provided (or accrued) to Mr. Burris upon his separation from employment, which occurred effective August 18, 2014.

(2)

Amount shown represents cash payments equal to 12 months’ of Mr. Burris’s annual base salary in effect as of the date of his separation from employment with the company; this amount is payable to Mr. Burris pursuant to the Burris Agreement.

(3)	Amount shown represents Mr. Burris’s actual 2014 annual incentive bonus, including the personal performance component, as specified in the Burris Agreement.

(4)

Amount shown represents the maximum reimbursement to which Mr. Burris was entitled for up to 12 months of outplacement benefits. The actual amount reimbursed may be lower based on actual usage of the benefit.

(5)

Amount shown represents the value of up to 18 months of reimbursement of the difference between health plan continuation coverage under COBRA and the rate paid for health plan coverage by active employees of the company. The actual amount paid may be lower, as this right to reimbursement ceases upon Mr. Burris becoming eligible to participate under another employer’s group health plan.

(6)	Amount shown represents payment of $145.19 per hour of 2014 vacation pay that Mr. Burris had not taken as of August 18, 2014. Mr. Burris had 64 accumulated hours of vacation as of that date.

(7)

Amount shown represents the spread value of Mr. Burris’s vested stock options, calculated as the difference between the exercise prices of the options and the closing price of our common stock on August 18, 2014 ($10.37).

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OTHER INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires that CryoLife’s executive officers, Directors, and persons who beneficially own more than 10% of CryoLife’s stock file initial reports of ownership and reports of changes in ownership with the SEC. Executive officers, Directors, and greater than 10% beneficial owners are required by SEC regulations to furnish CryoLife with copies of all Section 16(a) forms they file.

Based solely on its review of copies of forms received by it pursuant to Section 16(a) of the Securities Exchange Act of 1934 or written representations from reporting persons, CryoLife believes that with respect to 2014, all Section 16(a) filing requirements applicable to its executive officers, Directors, and greater than 10% beneficial owners were complied with, with the exception of one Form 4 filed on behalf of our Director Harvey Morgan on July 30, 2014, which contained incorrect beneficial ownership information. A Form 4/A was filed on February 20, 2015 to correct this error.

Certain Transactions

During 2014, CryoLife paid fees of approximately $23,500 to Piper Jaffray & Co., where our Director Jon W. Salveson is the Vice Chairman, Investment Banking and Chairman of the Healthcare Investment Banking Group, in connection with the company’s stock buy-back program. Payments by the company to Piper Jaffray & Co., including the commissions and the price of the repurchased shares, during 2014 totaled approximately $5,587,515.

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CRYOLIFE, INC. | 2015 Proxy Statement

CERTAIN BENEFICIAL OWNERSHIP

The name and address of each person or entity who owned beneficially 5% or more of the outstanding shares of common stock of CryoLife on March 18, 2015, based on information available to us, together with the number of shares owned and the percentage of outstanding shares that ownership represents, is set forth in the following table. The table also shows information concerning beneficial ownership by the named executive officers and by all current Directors and executive officers as a group. The number of shares beneficially owned is determined under the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares that the individual has the right to acquire within 60 days after March 18, 2015 through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting powers, or shares such powers with his or her spouse, with respect to the shares set forth in the following table. To CryoLife’s knowledge, none of the shares shown in the table below is subject to a pledge or similar arrangement.

Beneficial Owner	Number of Shares of CryoLife Common Stock Beneficially Owned (#)		Percentage of Outstanding Shares of CryoLife Common Stock (%)
J. Patrick Mackin	280,832	(1)	*
Steven G. Anderson	1,856,119	(2)	6.45
D. Ashley Lee	406,447	(3)	1.43
David M. Fronk	211,552	(4)	*
Scott B. Capps	165,549	(5)	*
Bruce G. Anderson	133,275	(6)	*
Jeffrey W. Burris	79,229	(7)	*
Blackrock, Inc.	2,591,253	(8)	9.14
Dimensional Fund Advisors LP	1,600,465	(9)	5.65
All current Directors and Executive Officers as a group (16 persons)	3,916,234	(10)	13.36

* Ownership represents less than 1% of outstanding CryoLife common stock.

(1)

Amount represents shares of unvested time-based and performance-based restricted stock subject to forfeiture that Mr. Mackin holds as of March 18, 2015. This amount does not include performance stock units granted in February 2015 (30,832 shares at target performance).

(2)

Amount includes 107,924 shares of record held by Ann B. Anderson, Mr. Anderson’s spouse. This amount also includes 448,999 shares subject to options that were either exercisable or would have become exercisable within 60 days after March 18, 2015. This amount also includes 83,334 shares of unvested restricted stock subject to forfeiture that Mr. Anderson held as of March 18, 2015. This amount does not include 22,523 shares earned under 2013 and 2014 performance stock unit awards that had not vested as of March 18, 2015, and that, as of March 18, 2015, were not scheduled to vest within 60 days thereafter (such performance stock unit awards vested, however, as of April 9, 2015 pursuant to the Anderson Separation Agreement). The business address for Mr. Anderson is: c/o CryoLife, Inc., 1655 Roberts Boulevard, NW, Kennesaw, GA 30144.

(3)

Amount includes 167,499 shares subject to options that are either presently exercisable or will become exercisable within 60 days after March 18, 2015. This amount also includes 5,000 shares held by Mr. Lee’s spouse and 1,500 shares held in trust for Mr. Lee’s children. This amount also includes 45,667 shares of unvested restricted stock subject to forfeiture which Mr. Lee holds as of March 18, 2015. This amount does not include 9,010 shares earned under 2013 and 2014 performance stock unit awards that had not vested as of March 18, 2015, and that will not vest within 60 days thereafter, or performance stock units granted in February 2015 (12,333 shares at target performance). The business address for Mr. Lee is: c/o CryoLife, Inc., 1655 Roberts Boulevard, NW, Kennesaw, GA 30144.

(4)

Amount includes 105,666 shares subject to options that are either presently exercisable or will become exercisable within 60 days after March 18, 2015. This amount also includes 31,967 shares of unvested restricted stock subject to forfeiture that Mr. Fronk holds as of March 18, 2015. This amount does not include 6,307 shares earned under 2013 and 2014 performance stock unit awards that had not vested as of March 18, 2015, and that will not vest within 60 days thereafter, or performance stock units granted in February 2015 (8,633 shares at target performance).

(5)

Amount includes 81,333 shares subject to options that are either presently exercisable or will become exercisable within 60 days after March 18, 2015. This amount also includes 27,399 shares of unvested restricted stock subject to forfeiture that Mr. Capps holds as of March 18, 2015. This amount does not include 5,405 shares earned under 2013 and 2014 performance stock unit awards that had not vested as of March 18, 2015, and that will not vest within 60 days thereafter, or performance stock units granted in February 2015 (7,399 shares at target performance).

(6)

Amount includes 33,889 shares subject to options that are either presently exercisable or will become exercisable within 60 days after March 18, 2015. This amount also includes 27,399 shares of unvested restricted stock subject to forfeiture that Mr. Anderson holds as of March 18, 2015. This amount does not include 5,405 shares earned under 2013 and 2014 performance stock unit awards that had not vested as of March 18, 2015, and that will not vest within 60 days thereafter, or performance stock units granted in February 2015 (7,399 shares at target performance).

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(7)	Amount includes 55,000 shares subject to options that are either presently exercisable or will become exercisable within 60 days after March 18, 2015.

(8)

Information based on Schedule 13G/A filed on January 15, 2015 by BlackRock, Inc. (“BlackRock”). Per this schedule, BlackRock has the sole power to vote, or to direct the vote of, and sole power to dispose, or to direct the disposition of, these shares of CryoLife common stock. The address for BlackRock is BlackRock, Inc., 55 East 52nd Street, New York, NY 10022.

(9)

Information based on Schedule 13G/A filed on February 5, 2015 by Dimensional Fund Advisors LP (“Dimensional”). Per this schedule, Dimensional has the sole power to vote, or to direct the vote of, and sole power to dispose, or to direct the disposition of, these shares of CryoLife common stock. The address for Dimensional is Dimensional Fund Advisors LP, Palisades West, Building One, 6300 Bee Cave Road, Austin, TX 78746.

(10)	Amount includes:

•	957,054 shares subject to options that are presently exercisable or will become exercisable within 60 days after March 18, 2015

•	61,990 shares held as a beneficial owner of a trust by an executive officer

•	156,924 shares held of record by the spouses of executive officers and Directors

•	1,500 shares held of record by the children of an executive officer

•	371,396 shares of unvested restricted common stock subject to forfeiture that all current Directors and Executive Officers as a group hold as of March 18, 2015.

This amount does not include performance stock units granted in February 2015, or 56,959 shares earned under 2013 and 2014 performance stock unit awards that had not vested as of March 18, 2015, and that will not vest within 60 days thereafter.

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CRYOLIFE, INC. | 2015 Proxy Statement

PROPOSAL THREE – APPROVAL OF CERTAIN AMENDMENTS TO THE CRYOLIFE, INC. SECOND AMENDED AND RESTATED 2009 STOCK INCENTIVE PLAN

Effective February 21, 2015, upon recommendation of the Compensation Committee (the “Committee”), the Board of Directors approved certain amendments to the CryoLife, Inc. Second Amended and Restated 2009 Stock Incentive Plan (the “Current Plan”) to facilitate the granting of cash awards that will qualify as “performance-based compensation” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the “Code”) and changed the name of the plan to the CryoLife, Inc. Equity and Cash Incentive Plan (the “Amended Plan”), subject to stockholder approval. If approved by the stockholders at the Annual Meeting, the Amended Plan will become effective on May 20, 2015. The text of the Amended Plan, formatted to highlight changes from the Current Plan, is attached hereto as Appendix B, and we urge stockholders to review the Amended Plan carefully.

The only proposed changes to the Current Plan are those relating to the addition of cash-based awards and modifications to the performance goals that may relate to all awards under the Amended Plan. The number of shares that may be granted under the Current Plan is not being increased, and the class of eligible grantees will remain unchanged. If the stockholders do not approve the Amended Plan, the Current Plan will remain unchanged and in effect in accordance with its terms.

Stockholder approval of the proposed amendments to the Current Plan is necessary to ensure that certain compensation paid under the Amended Plan can be eligible for an exemption from the limits on tax deductibility imposed by Section 162(m) of the Code, which limits the deductibility of certain compensation paid to individuals, referred to herein as “162(m) Officers,” who are, at the end of the tax year in which the company would otherwise claim its tax deduction, the company’s chief executive officer and its other three highest-paid executive officers other than the chief financial officer. Approval of the proposed amendments by the stockholders will also constitute approval of certain performance measures that relate to cash-based awards under the Amended Plan, as required by Section 162(m) and the regulations promulgated thereunder.

In order to ensure full deductibility of the 2015 bonus opportunities provided to executive officers of the company under the Annual Plan, those bonus opportunities were granted under, and contingent on stockholder approval of, the Amended Plan. The 2015 annual bonuses will not be paid to the executive officers if stockholders do not approve the Amended Plan. For details regarding the 2015 bonus opportunities, see 2015 Executive Compensation Actions – 2015 Short-Term Incentives beginning on page 44. As a result of the bonus provisions of the Anderson Separation Agreement, the 2015 bonus payable to Mr. Anderson will not be covered by the Amended Plan. See Potential Payments Upon Termination or Change of Control – Employment, Separation and Release, and Change of Control Agreements – Separation Agreement with Steven G. Anderson beginning on page 75.

Material Differences Between the Current Plan and the Amended Plan

The Amended Plan is materially different from the Current Plan only in that (i) the Amended Plan would permit CryoLife to grant cash awards that would qualify as “performance-based compensation” for purposes of Section 162(m) of the Code and (ii) the Amended Plan provides a more extensive list of performance goals that may be used to qualify compensation from various types of Awards under the Amended Plan as “performance-based compensation.” In all other material respects, the Amended Plan does not differ from the Current Plan.

Cash-Based Awards

The Amended Plan provides that the Committee may grant cash-based Awards to plan participants. The maximum value that may be covered by all Cash-Based Awards granted to any individual during any fiscal year is $1.5 million.

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Performance Goals

The Amended Plan provides language to facilitate the Committee’s treatment of compensation under various types of Awards as “qualified performance-based compensation” under Section 162(m) of the Code, and it expands the list of available performance measures from those under the Current Plan by providing that the term “Performance Goals” means attainment by the CryoLife or any of its subsidiaries (or division or business unit of any such entity), or any two or more of such entities, divisions, or units, of performance goals that have been pre-established by the Committee, based on one or more of the following criteria (which are not required to be calculated in accordance with GAAP, and which may be adjusted measures):

(1) return on total stockholders’ equity;

(2) earnings per share of stock;

(3) earnings before any or all of interest, taxes, minority interest, depreciation and amortization;

(4) economic profit;

(5) sales or revenues;

(6) return on assets, capital or investment;

(7) market share;

(8) control of operating or non-operating expenses;

(9) reductions in certain costs (including reductions in inventories or accounts receivable or reductions in operating expenses);

(10) operating profit;

(11) operating cash flow,

(12) free cash flow,

(13) return on capital or increase in pretax earnings;

(14) net earnings;

(15) margins;

(16) market price of the CryoLife’s securities;

(17) pre-tax earnings;

(18) net after-tax earnings per share;

(19) working capital targets;

(20) working capital and the ratio of sales to net working capital;

(21) earnings before interest, taxes, depreciation and amortization (“EBITDA”);

(22) sales of one or more products or service offerings;

(23) control of operating and/or non-operating expenses;

(24) any combination of, or a specified increase in, any of the foregoing; and

(25) general comparisons with other peer companies or industry groups or classifications with regard to one or more of the foregoing criteria.

The relative weights of the criteria that comprise the Performance Goals will be determined by the Committee. In establishing the Performance Goals for a performance period, the Committee may establish different Performance Goals for individual Participants or groups of Participants. Except as required under the Amended Plan for compensation to constitute “qualified performance-based compensation,” the Committee will have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting CryoLife or any of its subsidiaries or the financial statements of CryoLife or any of its subsidiaries, in response to changes in applicable laws or regulations, including changes in generally accepted accounting principles or practices, or to account for items of gain, loss or expense determined to be

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extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business, as applicable, or otherwise as the Committee deems appropriate. Performance Goals may include a threshold level of performance below which no Award will be earned, a level of performance at which the target amount of an Award will be earned, and a level of performance at which the maximum amount of the Award will be earned. Solely for an Award not intended to constitute “qualified performance-based compensation” under Section 162(m) of the Code, the term “Performance Goals” will also mean any other factors directly tied to the performance of the company and/or one or more divisions and/or subsidiaries or other performance criteria designated by the Committee.

Key Terms of the Amended Plan

The summary of key terms for the Amended Plan that follows in this section is merely a summary of provisions that remain materially the same as those in the Current Plan; shareholder approval is not being requested with respect to these provisions.

Plan Term	7 years; expiring May 22, 2021

Eligible Participants	All employees and Directors selected by the Committee

Shares Authorized

7,100,000, including 3,821,445 shares that have previously been issued or are subject to outstanding awards as of March 18, 2015; assuming no additional issuances or forfeitures prior to the Annual Meeting, a total of 3,278,555 million shares would be available for issuance; all available shares may be issued pursuant to options or SARs on a one-for-one basis; each share issued pursuant to other types of awards reduces the total shares available under the Amended Plan by 1.5 shares (except for any forfeitures of shares that were issued on a one-for-one basis that may be re-issued)

Award Types

Stock Options (Incentive and Non-Qualified) (“Options”), Stock Appreciation Rights (“SARs”), Restricted Stock, Restricted Stock Units, Stock Units, and Performance Shares (all types, collectively, “Awards”)

Individual Share Limits

Options and/or SARs relating to no more than 400,000 shares may be granted to any individual in any given fiscal year, and all Awards other than Options and SARs granted to any individual in any given fiscal year are limited to no more than 250,000 shares

Vesting Period

Determined by the Committee, but generally, no more than one-third of the shares subject to each grant may vest per year for the first three years, except for awards conditioned on the attainment of Performance Goals and Awards granted to Directors

Stock Option Exercise Period	Determined by the Committee, but not more than seven years from the date of grant

Stock Option Exercise Price	Not less than fair market value on date of grant, defined as the closing price on the NYSE on the day of the grant

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Prohibited	• Repricings without stockholder approval
• Reload options
• Acceleration of payment or vesting of any award other than for death, disability, retirement, or a change in control

On March 18, 2015, the closing price of CryoLife’s common stock as reported by the NYSE was $10.39. We are currently authorized to issue 7.1 million shares pursuant to the Current Plan. As of March 18, 2015, approximately 3,278,555 shares remained available for grant under the Current Plan. The number of shares available for grant under the Current Plan has been calculated based on the assumption that all performance shares granted in 2015 will be earned at the maximum value. If the performance shares pay out at target level instead, 3,355,314 shares would become available for grant under the Current Plan, subject to the share counting restrictions discussed below. As of March 18, 2015, approximately 470,501 and 232,539 shares remained subject to outstanding Awards under the 2004 Employee Stock Incentive Plan and the 2002 Stock Incentive Plan, respectively; no additional grants may be made under these plans.

Purpose of the Amended Plan

The purpose of the Amended Plan is to (i) attract and retain executive officers and other employees of the company and its defined subsidiaries, (ii) motivate employee participants, by means of appropriate incentives, to achieve long-range goals, (iii) provide equity compensation to Directors of the company, (iv) provide incentive compensation opportunities to employee participants that are competitive with other similar companies, and (v) further identify the interests of participants with those of our stockholders through compensation that is based on the company’s common stock, and thereby promote the long-term financial interests of the company, including the growth in value of the company’s equity and enhancement of long-term stockholder returns.

We believe strongly that our equity compensation programs and emphasis on employee stock ownership have been integral to our past success and will be important to our ability to achieve consistently superior performance in the years ahead. Therefore, the approval of the proposed Amended Plan is vital to our ability to achieve our future growth goals and create even greater stockholder value.

Administration of the Amended Plan

Unless otherwise determined by the Board, the Committee will administer the Amended Plan. The Committee is composed solely of “non-employee directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), “outside directors” within the meaning of Section 162(m) of the Code, and “independent directors” within the meaning of NYSE listing standards.

The Committee will have the power, in its discretion, to grant Awards under the Amended Plan, to select the individuals to whom Awards are granted, to determine the terms of the grants, to interpret the provisions of the Amended Plan, and to otherwise administer the Amended Plan. Except as prohibited by applicable law or stock exchange rules, the Committee may delegate all or any of its responsibilities and powers under the Amended Plan to one or more of its members, including, without limitation, the power to designate participants and determine the amount, timing, and term of Awards under the Amended Plan. In no event, however, shall the Committee have the power to accelerate the payment or vesting of any Award, other than in the event of death, disability, retirement, or a change in control of the company.

The Amended Plan provides that members of the Committee shall be indemnified and held harmless by the company from any loss, cost, liability, or expense resulting from claims or litigation arising from actions related to the Amended Plan.

Shares Subject to the Amended Plan

The maximum number of shares of CryoLife common stock that may be delivered pursuant to the Amended Plan during its term is 7.1 million, including the 3,821,445 shares that have already been issued or are subject to outstanding Awards as of March 18, 2015 (which includes performance shares reserved for a maximum value payout). The following

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additional limits are imposed under the Amended Plan: (i) the maximum number of shares of common stock that may be issued pursuant to Options and SARs is 7.1 million, including the 3,821,445 shares that have already been issued or are subject to outstanding Awards as of March 18, 2015; (ii) with respect to Awards other than Options, and SARs, every share in excess of 500,000 awarded with respect to such other Awards, shall reduce the aggregate number of shares available for issuance under the Amended Plan by 1.5 shares; (iii) the maximum number of shares that may be covered by all Options and/or SARs granted to any individual during any fiscal year is 400,000; and (iv) the maximum number of shares that may be covered by all Awards other than Options and SARs granted to any individual during any fiscal year is 250,000. Based on the Awards outstanding under the Current Plan as of March 18, 2015, and assuming no issuances or forfeitures prior to the Annual Meeting and that all performance shares granted in 2015 will pay out at maximum value, a total of 3,278,555 shares would be available for issuance following stockholder approval of the Amended Plan (3,355,314 shares would be available if the 2015 performance shares pay out at target values). All such available shares would be available for issuance pursuant to options or SARs, which would reduce available shares on a one-for-one basis. More than 500,000 shares have already been issued under the Current Plan pursuant to Awards other than options and SARs; all such shares that are issued in the future shall therefore reduce the aggregate number of shares available for issuance under the Amended Plan by 1.5 shares.

If any shares of common stock subject to an Award are forfeited or cancelled, or if an Award terminates or expires without a distribution of shares to the grantee, the shares of common stock with respect to such Award shall, to the extent of any such forfeiture or cancellation, again be available for Awards under the Amended Plan; provided, however, that with respect to SARs that are settled in common stock, the aggregate number of shares of common stock subject to the SAR grant shall be counted against the shares available for issuance under the Amended Plan as one share for every share subject thereto, regardless of the number of shares used to settle the SAR upon exercise. To the extent that shares of common stock subject to Awards other than Options and SARs, and the issuance of which reduced the aggregate number of shares authorized for issuance under the Amended Plan by 1.5 shares, are forfeited or cancelled, or if such an Award terminates or expires without a distribution of shares to the grantee, the number of shares of common stock remaining for Award grants under the Amended Plan shall be increased by 1.5 for each such share, subject to the same limitations discussed above.

If the company undergoes a recapitalization, reclassification, stock split, stock dividend, combination, subdivision or another similar transaction affecting the common stock, or if the company makes an extraordinary dividend or distribution (including, without limitation, to implement a spinoff), then, subject to any required action by stockholders, the number and kind of shares available under the Amended Plan, and the various Award grant limitations contained in the Amended Plan, will be automatically adjusted accordingly. In addition, subject to any required stockholder action, the number and kind of shares covered by outstanding Awards and the price per share of outstanding Awards, shall be automatically proportionately adjusted to reflect such an event.

If the company merges or consolidates with another corporation, or is liquidated or disposes of all or substantially all of its assets, then the Committee may deal with outstanding Awards under the Amended Plan in any of the following ways. First, it may provide for each holder of an Option or other Award to receive, upon exercise of such Option or Award, the same securities or other property that the company’s stockholders receive in the transaction. Second, it may provide for each holder of an Option or other Award to receive, upon exercise of such Option or Award, stock of the surviving corporation in the transaction, having a value equal, on a per share basis, to the per share consideration received by the company’s stockholders in the transaction. Third, it may cause Options or other Awards to vest and become exercisable in full (if they have not otherwise vested under the change-in-control provisions of the Amended Plan). Fourth, it may cancel Options or SARs if the company is not the surviving company, provided that the cancellation shall be contingent upon payment to the participant of an amount equal to the difference between the value of the underlying shares (based on the transaction consideration) and the exercise or base price, in the case of in-the-money Options, or the value of each Option or SAR as determined by the Committee in its sole discretion, in the case of out-of-the-money Options.

Eligibility and Participation

Eligibility to participate in the Amended Plan is limited to employees of the company and such of its subsidiaries as may be designated from time to time by the Committee and Directors of the company. All employees (currently approximately 535 employees) are within the class eligible for selection to participate in the Amended Plan, although in fiscal 2014, approximately 16 employees received Awards under the company’s various stock incentive plans. The company currently has seven non-employee Directors.

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CRYOLIFE, INC. | 2015 Proxy Statement

Awards

The Committee may grant Awards to eligible employees and Directors. The Committee will have complete discretion, subject to the terms of the Amended Plan, to determine the persons to whom Awards will be awarded, the time or times of grant, and the other terms and conditions of the grant. The Awards may be granted with value and payment contingent upon certain Performance Goals, as discussed below.

Performance Goals

Under the Amended Plan, “Performance Goals” are one or more of the following criteria applied to one or more of the company, its divisions, and such of its subsidiaries as may be designated from time to time by the Committee (if applicable, such criteria shall not be required to be calculated in accordance with GAAP and adjusted measures may be used): (1) return on total stockholders’ equity; (2) earnings per share of company stock; (3) earnings before any or all of interest, taxes, minority interest, depreciation, and amortization; (4) economic profit; (5) sales or revenues; (6) return on assets, capital, or investment; (7) market share; (8) control of operating or non-operating expenses; (9) reductions in certain costs (including reductions in inventories or accounts receivable or reductions in operating expenses); (10) operating profit; (11) operating cash flow, (12) free cash flow, (13) return on capital or increase in pretax earnings; (14) net earnings; (15) margins; (16) market price of the company’s securities; (17) pre-tax earnings; (18) net after-tax earnings per share; (19) working capital targets; (20) working capital and the ratio of sales to net working capital; (21) earnings before interest, taxes, depreciation, and amortization (“EBITDA”); (22) sales of one or more products or service offerings; (23) control of operating and/or non-operating expenses (24) any combination of, or a specified increase in, any of the foregoing; and (25) general comparisons with other peer companies or industry groups or classifications with regard to one or more of the foregoing criteria.

The relative weights of the criteria that comprise the Performance Goals shall be determined by the Committee in its sole discretion. In establishing the Performance Goals for a performance period, the Committee may establish different Performance Goals for individual participants or groups of participants. Subject to the certain limitations set forth in the plan, the Committee in its sole discretion shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the company or any subsidiary of the company or the financial statements of the company or any subsidiary of the company, in response to changes in applicable laws or regulations, including changes in generally accepted accounting principles or practices, or to account for items of gain, loss, or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business, as applicable, or otherwise as the Committee deems appropriate. Performance measures may include a threshold level of performance below which no Award will be earned, a level of performance at which the target amount of an Award will be earned, and a level of performance at which the maximum amount of the Award will be earned. For Awards intended to be “performance-based compensation,” the grant of Awards and the establishment of Performance Goals shall be made during the period required under Section 162(m) of the Code.

Solely for an Award not intended to constitute “qualified performance-based compensation” under Section 162(m) of the Code, Performance Goals shall also include any other factors directly tied to the performance of the company and/or one or more divisions and/or subsidiaries or other performance criteria designated by the Committee.

Approval of the Amended Plan by our stockholders shall also constitute approval of the Performance Goals in accordance with Section 162(m) of the Code, in order that Awards made to 162(m) Officers that are contingent upon or otherwise based on the achievement of Performance Goals, and that are otherwise made in compliance with the requirements of Section 162(m), shall be excluded from the $1 million deductibility limitations of Section 162(m).

Option Exercise Price and Vesting of Awards

The Committee will determine the exercise price with respect to each Option at the time of grant. The Option exercise price per share of common stock shall not be less than 100% of the fair market value per share of the common stock underlying the Option on the date of grant, and no Option may be repriced in violation of the repricing limitations discussed in “Amendment and Termination” below. For purposes of determining the Option exercise price, fair market value is defined as the closing price on the NYSE on the date of grant. The Committee may determine at the time of grant the terms under which Awards shall vest and become exercisable. However, no Award can have a term in excess of

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7 years and, with certain exceptions as described in this paragraph, all Awards will be subject to a minimum three-year vesting schedule, with no more than one-third of the shares subject to the Award vesting each year. The Committee may choose in its discretion to accelerate the vesting of Awards granted under the Amended Plan upon death, disability, retirement, or a change in control; provided, however, that at the time of the grant of an Award, the Committee may place restrictions on the exercisability or vesting of the Award that shall lapse, in whole or in part, only upon the attainment of Performance Goals; provided that such Performance Goals shall relate to periods of performance of at least one fiscal year, and if the Award is granted to a 162(m) Officer, the grant of the Award and the establishment of the Performance Goals shall be made during the period required under Code Section 162(m).

Special Limitations on ISOs

If the total fair market value of shares of common stock subject to incentive stock options (“ISOs”) that are exercisable for the first time by an employee in a given calendar year exceeds $100,000, valued as of the grant date of the ISO, the Options for shares of common stock in excess of $100,000 for that year will be treated as non-qualified stock options (“NQOs”).

Stock Appreciation Rights (SARs)

An SAR is the right to receive stock, cash, or other property equal in value to the difference between the exercise price of the SAR and the market price of the company’s stock on the exercise date. SARs may be granted independently or in tandem with an Option at the time of grant of the related Option. An SAR shall confer on the grantee a right to receive an amount with respect to each share of common stock subject thereto, upon exercise thereof, equal to the excess of (i) the fair market value of one share of common stock on the date of exercise over (ii) the exercise price of the SAR (which shall be equal to 100% of the fair market value of the company’s stock on the date of grant, unless a higher price is established by the Committee at the time of grant).

Exercise of Options and SARs

Options and SARs shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee, before or after grant. For Options, notice of exercise must be accompanied by a payment equal to the applicable Option exercise price plus all withholding taxes due, such amount to be paid in cash or by tendering shares of common stock that are acceptable to the Committee, such shares to be valued at fair market value as of the day the shares are tendered, or paid in any combination of cash and shares, as determined by the Committee.

To the extent permitted by applicable law, a participant may elect to pay the exercise price through the contemporaneous sale by a third-party broker of shares of common stock acquired upon exercise yielding net sales proceeds equal to the exercise price and any withholding tax due and the remission of those sale proceeds to the company.

Termination of Options and SARs

Options and SARs shall be exercisable during such periods as may be established by the Committee. However, no Option or SAR may be exercised more than 7 years from the date of grant. To the extent not exercised by the applicable deadline, the Option or SAR will terminate.

Restricted Stock, Restricted Stock Units, Stock Units, and Performance Shares

Restricted Stock is common stock that the company grants subject to transfer restrictions and vesting criteria. A Restricted Stock Unit is a right to receive stock at the end of a specified period that the company grants subject to transfer restrictions and vesting criteria. A Stock Unit is a right to receive shares of stock in the future. A Performance Share is a right to receive shares of stock or stock units, which is contingent on the achievement of performance or other objectives

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during a specified period. The grant of these Awards under the Amended Plan will be subject to such terms, conditions, and restrictions as the Committee determines consistent with the terms of the Amended Plan.

Transferability of Awards

Except as otherwise provided by the Committee, Awards may not be transferred except by will or applicable laws of descent and distribution.

Dividend and Dividend Equivalent Rights

Subject to the requirements of Section 409A of the Code, an Award may provide the grantee with the right to receive dividend payments or dividend equivalent payments with respect to stock subject to the Award (both before and after the stock subject to the Award is earned, vested, or acquired), which payments may be either made currently or credited to an account for the grantee, and may be settled in cash or stock, as determined by the Committee. Any such settlements and any such crediting of dividends or dividend equivalents may, at the time of grant, be made subject to the transfer restrictions, forfeiture risks, vesting, and conditions of the Award and subject to such other conditions, restrictions, and contingencies as the Committee shall establish at the time of grant, including the reinvestment of such credited amounts in stock equivalents, provided that all such conditions, restrictions, and contingencies shall comply with the requirements of Section 409A of the Code. In the event an Award is conditioned on the achievement of one or more Performance Goals, any dividend payments or dividend equivalent payments will only be earned, vested, or acquired to the extent the underlying stock subject to the Award is earned, vested, or acquired.

Awards to Employees Subject to Taxation Outside of the United States

Without amending the Plan, Awards may be granted to grantees who are foreign nationals or who are employed outside the United States or both, on such terms and conditions different from those specified in the Amended Plan as may, in the judgment of the Committee, be necessary or desirable to further the purpose of the Amended Plan. Such different terms and conditions may be reflected in addenda to the Amended Plan or in the applicable Award agreement. However, no such different terms or conditions shall be employed if such terms or conditions constitute, or in effect result in, an increase in the aggregate number of shares that may be issued under the Amended Plan or a change in the group of eligible grantees.

Change in Control

In the event of a specified Change in Control of the company, all outstanding Awards shall vest and become exercisable and all restrictions pertaining to such Awards shall lapse and have no further effect. Change in Control, as defined in the Amended Plan, includes certain acquisitions that, taken together with the common stock held by the acquiring person or group, constitute 50% or more of the company’s total voting power of the stock of the company, certain changes in the identity of a majority of the members of the Board of Directors, certain acquisitions in which the acquiring person or group acquires ownership of CryoLife stock possessing 30% or more of the total voting power of the company, and certain acquisitions of company assets that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of the assets of the company prior to the acquisition. In the event that the employment of a participant who is an employee of the company or any of its defined subsidiaries is terminated by the company during the six-month period following a Change in Control all of such participant’s outstanding Options and SARs may thereafter be exercised by the participant, to the extent that such Options and SARs were exercisable as of the date of such termination of employment, for (i) a period of six months from such date of termination or (ii) until expiration of the stated term of such Option or SAR, whichever period is shorter.

Tax Withholding

Issuance of shares under the Amended Plan is subject to withholding of all applicable taxes, and the Committee may condition the delivery of any shares or other benefits under the Amended Plan on satisfaction of the applicable

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withholding obligations, subject to such requirements as the Committee may impose prior to the occurrence of such withholding and only to the extent of the minimum amount required to be withheld under applicable law. The Committee, in its discretion, may permit such withholding obligations to be satisfied through cash payment by the participant, through the surrender of shares of common stock which the participant already owns, or through the surrender of shares of common stock to which the participant is otherwise entitled under the Plan. Upon the vesting of shares of restricted stock, participants may currently choose to surrender a portion of their shares of restricted stock to the company in order to satisfy their tax withholding obligations.

Term of the Amended Plan

Unless earlier terminated by the Board of Directors, the Amended Plan will terminate on May 22, 2021. No Awards may be granted under the Amended Plan subsequent to that date, but Awards granted prior to the Amended Plan’s termination shall continue to be exercisable and vest in accordance with their terms.

Amendment and Termination

The Board may, at any time, amend or terminate the Amended Plan, except that the following actions may not be taken without stockholder approval: (i) any increase in the number of shares that may be issued under the Amended Plan (except by certain adjustments provided for under the Amended Plan); (ii) any change in the class of persons eligible to receive Awards under the Amended Plan; (iii) any change in the requirements of the Amended Plan regarding the exercise price of Options or SARs; (iv) any repricing or cancellation and regrant of any Option or, if applicable, other Award at a lower exercise, base or purchase price, whether in the form of an amendment, cancellation, or replacement grant, or a cash-out of underwater Options or any action that provides for Awards that contain a so-called “reload” feature under which additional Options or other Awards are granted automatically to the grantee upon exercise of the original Option or Award; or (v) any other amendment to the Amended Plan that would require approval of the company’s stockholders under applicable law, regulation, rule, or stock exchange listing requirement.

Federal Income Tax Consequences

The following discussion addresses certain anticipated United States federal income tax and certain employment tax consequences to the company and to recipients of Awards made under the Amended Plan who are citizens or residents of the United States for federal income tax purposes. It is based on the Code and interpretations thereof as in effect on the date of this proxy statement. This summary is not intended to be exhaustive and, among other things, does not describe state, local, or foreign tax consequences. Moreover, it is not intended as tax advice to any individual.

IRS Circular 230 Notice

To ensure compliance with requirements imposed by the Internal Revenue Service, you are hereby notified that any discussion of tax matters set forth in this prospectus was written in connection with the promotion or marketing (within the meaning of IRS Circular 230) of Awards made under the Amended Plan, and was not intended or written to be used, and cannot be used, by any taxpayer for the purpose of avoiding any tax-related penalties under federal law. Each recipient of an Award under the Amended Plan should seek advice based on his or her particular circumstances from an independent tax advisor.

Summary of Current Federal Income Tax Rates for Individuals

Ordinary income of individuals, such as compensation income, is currently taxed at a top marginal rate of 39.6%. In addition, for capital assets sold the maximum long-term capital gains rate for individuals is currently 20%. The maximum federal income tax rate for qualifying dividends received by individuals is currently 20%.

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Options

Grant of Options. There will be no federal income tax consequences to the grantee of an Option or the company upon the grant of either an ISO or an NQO under the Amended Plan.

Exercise of NQOs. Upon the exercise of an NQO, the grantee generally will recognize ordinary compensation income, subject to withholding and employment taxes, in an amount equal to: (a) the fair market value, on the date of exercise, of the acquired shares of common stock, less (b) the exercise price paid for those shares. In general, as long as the company satisfies the applicable reporting requirements, the company will be entitled to a tax deduction equal to the compensation income recognized by the grantee. Gains or losses recognized by the grantee upon a subsequent disposition of the shares will be treated as long-term capital gain or loss if the shares are held for more than a year from the date of exercise. Such gains or losses will be short-term gains or losses if the shares are held for one year or less. For purposes of computing gain or loss, the grantee’s basis in the shares received will be the exercise price paid for the shares plus the amount of compensation income, if any, recognized upon exercise of the Option.

Exercise of ISOs. Upon the exercise of an ISO, the grantee will recognize no immediate taxable income for regular income tax purposes, provided the grantee was continuously employed by the company or a subsidiary from the date of grant through the date which is three months prior to the date of exercise (or through the date which is one year prior to the exercise date in the case of termination of employment as a result of total disability). If an Option originally designated as an ISO is exercised after the relevant employment period described above, the exercise of the Option will be treated as the exercise of an NQO for income tax purposes, and compensation income will be recognized by the optionee and the company will be entitled to a deduction in accordance with the rules discussed above concerning NQOs.

The exercise of an ISO will, however, result in an adjustment for alternative minimum tax purposes in an amount equal to the excess of the fair market value of the shares at exercise over the exercise price. That adjustment may result in alternative minimum tax liability to the grantee upon the exercise of the ISO. Subject to certain limitations, alternative minimum tax paid in one year may be carried forward and credited against regular federal income tax liability for subsequent years.

If the grantee retains the shares acquired upon the exercise of the ISO for more than two years from the date of grant and one year from the date of exercise, any gain or loss on a later sale of the shares will be treated as a long-term capital gain or loss, and the company will not be entitled to any tax deduction with respect to the ISO.

If the grantee disposes of the shares of common stock received upon the exercise of an ISO before the expiration of the two-year and one-year holding periods discussed above, a “Disqualifying Disposition” occurs. In that event, the grantee will have ordinary compensation income, subject to employment taxes, and the company will be entitled to a corresponding deduction at the time of the Disqualifying Disposition. The amount of ordinary income and deduction generally will be equal to the lesser of: (a) the fair market value of the shares of common stock on the date of exercise minus the exercise price; or (b) the amount realized upon disposition of the common stock minus the exercise price. If the amount realized in the Disqualifying Disposition exceeds the value of the shares on the date of exercise, that additional amount will be taxable as either a long-term or short-term capital gain depending on how long the shares were held by the grantee following exercise of the Option. To be entitled to a deduction as a result of a Disqualifying Disposition, the company must satisfy applicable reporting requirements.

Stock Appreciation Rights

Grant of SARs. There will be no federal income tax consequences to either the grantee or the company upon the grant of an SAR.

Exercise of SARs. The grantee generally will recognize ordinary compensation income upon the exercise of an SAR in an amount equal to the aggregate amount of cash and the fair market value of any shares of common stock received upon exercise. Subject to the company satisfying applicable reporting requirements with respect to shares issued upon exercise, the company will be entitled to a deduction equal to the amount includible in the grantee’s income as compensation income as a result of the exercise of the SAR. Any shares of common stock received by the grantee upon the exercise of an SAR will have a tax basis equal to the fair market value of the common stock on the date of exercise.

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Upon a subsequent sale of those shares, any gain or loss realized by the grantee will be long-term or short-term capital gain or loss, depending upon whether the shares were held for more than one year from the date of exercise.

Restricted Stock, Restricted Stock Units and Performance Shares

Restricted Stock. A recipient of Restricted Stock generally does not recognize income and the company generally is not entitled to a deduction at the time of grant. Instead, the recipient recognizes compensation income and the company is generally entitled to a deduction on the date on which vesting occurs (“Vesting Date”). The amount of income recognized and the amount of the company’s deduction will equal the fair market value of the vested stock on the Vesting Date. However, the recipient may make an election under Section 83(b) of the Code (a “Section 83(b) Election”) to include in income the fair market value of Restricted Stock at the time of grant. If a Section 83(b) Election is made, the company’s deduction will equal the fair market value of the Restricted Stock at the time of grant. If the grantee makes a Section 83(b) Election and later forfeits the shares the grantee will not be entitled to a deduction for the amount of compensation previously included in income; however, the grantee may recognize a capital loss as a result of the forfeiture.

Restricted Stock Units. A recipient of a Restricted Stock Unit generally does not recognize income and the company is not entitled to a deduction at the time of grant. Instead, the recipient recognizes compensation income at the time payment for the Restricted Stock Units is received by the recipient. The amount of compensation income recognized by the recipient will equal the fair market value of any shares of company common stock received at the time payment for the Restricted Stock Units is received by the recipient. Subject to the company satisfying applicable reporting requirements, the company generally will be entitled to a deduction equal to the amount included in the recipient’s income at the time payment for the Restricted Stock Units is received by the recipient. The grantee is not entitled to make a Section 83(b) Election with respect to Restricted Stock Units.

Performance Shares. A recipient of Performance Shares generally does not recognize income and the company is not entitled to a deduction at the time of grant. Instead, the recipient recognizes compensation income on the date on which vesting occurs. The amount of income recognized and the amount of the company’s deduction will equal the fair market value of the vested Performance Shares on the Vesting Date. The grantee is not entitled to make a Section 83(b) Election with respect to Performance Shares.

Dividends or Dividend Equivalent Amounts. Any dividends on Restricted Stock, or dividend equivalent amounts with respect to Restricted Stock Units, paid to the recipient prior to the Vesting Date for Restricted Stock or the time of payment for Restricted Stock Units will be includible in the recipient’s income as compensation income and deductible as such by the company. If the recipient makes a Section 83(b) Election with respect to restricted stock any dividends received by the recipient will be taxed as a dividend to the recipient and the company will not be entitled to a deduction.

Cash Awards

A cash payment made by the company pursuant to a cash-based Award will be includible in the recipient’s income as compensation income, and it will be deductible as such by the company (to the extent permitted under Section 162(m) of the Code (as discussed below)), for the taxable year in which such payment is made.

Section 162(m) Limitation

In general, Section 162(m) of the Code limits to $1 million the federal income tax deduction that may be claimed in any tax year of the company with respect to certain compensation payable to any employee who is the chief executive officer or one of the other three highest paid executive officers of the company, other than the chief financial officer, on the last day of that tax year. This limit does not apply to “performance-based compensation” paid under a plan that meets the requirements of Section 162(m) of the Code and the regulations promulgated thereunder. The company believes that the Options to be granted under the Plan will qualify for the performance-based compensation exception to the Section 162(m) limitations under current law because Options will be issued only if stockholder approval is obtained, and any taxable compensation will be based solely on an increase in value of the stock after the date of grant of the Option since the Option exercise price will be no less than the fair market value of the company common stock on the date of grant. Compensation from Restricted Stock, Restricted Stock Units, Other Cash-Based Awards, if the stockholders approve the proposed amendments, and other Stock-Based Awards generally will be performance-based compensation

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only if the vesting conditions as established by the Committee are based upon the Performance Goals and otherwise satisfy the requirements of Section 162(m) and the regulations thereunder.

Golden Parachute Tax and Section 280G of the Internal Revenue Code

The Plan provides for immediate vesting of all then outstanding unvested Awards upon a Change in Control. If the vesting of the Award is accelerated as the result of a Change in Control, all or a portion of the value of the Award at that time might be a “parachute payment” under Section 280G of the Code for certain employees of the company. Section 280G generally provides that if compensation received by the grantee that is contingent on a Change in Control equals or exceeds three times the grantee’s average annual compensation for the five taxable years preceding the Change in Control (a “parachute payment”), the company will not be entitled to a deduction, and the recipient will be subject to a 20% excise tax with respect to that portion of the parachute payment in excess of the grantee’s average annual compensation. Section 280G of the Code generally applies to employees or other individuals who perform services for the company if, within the 12-month period preceding the Change in Control, the individual is an officer of the company, a stockholder owning more than 1% of the stock of the company, or a member of the group consisting of the lesser of the highest paid 1% of the employees of the company or the highest paid 250 employees of the company.

Deferred Compensation

Awards made under the Amended Plan, including Awards granted under the Amended Plan that are considered to be deferred compensation for purposes of Section 409A of the Code, must satisfy the requirements of Code Section 409A to avoid adverse tax consequences to recipients, which could include the inclusion of amounts not payable currently in income and interest and an additional tax on any amount included in income. The company intends to structure any Awards under the Plan such that the requirements under Section 409A of the Code are either satisfied or are not applicable to such Awards.

The discussion set forth above is intended only as a summary and does not purport to be a complete enumeration or analysis of all potential tax effects relevant to recipients of Awards under the Amended Plan. We have not undertaken to discuss the tax treatment of Awards under the Amended Plan in connection with a merger, consolidation, or similar transaction. Such treatment will depend on the terms of the transaction and the method of dealing with the Awards in connection therewith.

Certain Interests of Directors

In considering the recommendation of the Board of Directors with respect to the Amended Plan, stockholders should be aware that members of the Board of Directors may from time to time have interests that present them with conflicts of interest in connection with the proposal to approve the Amended Plan. Specifically, the Amended Plan allows for grants to Directors, including members of the Compensation Committee. The Board of Directors believes that approval of the Amended Plan will advance the interests of the company and its stockholders by encouraging employees and Directors to make significant contributions to the long-term success of the company.

New Plan Benefits

As of March 18, 2015, 3,821,445 shares had been issued or are subject to outstanding Awards under the Current Plan. Because of the discretionary nature of any future Awards under the Amended Plan, the amount of such Awards is not determinable at this time with respect to the company’s Directors; executive officers, including the named executive officers; and the company’s other employees.

Information regarding bonus opportunities, options, and restricted stock granted in fiscal 2014 to certain executive officers of the company under the company’s existing plans is set forth in the table captioned Grants of Plan-Based Awards, and information regarding outstanding options and restricted stock under those plans is set forth in the table captioned Outstanding Equity Awards at December 31, 2014. Information regarding restricted stock granted in fiscal 2014 to the company’s non-employee Directors pursuant to the Current Plan is set forth under Fiscal 2014 Director

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Compensation. It is anticipated that 2015 Awards of restricted stock will be issued to non-employee Directors from the Current Plan, as well.

The following table provides the possible Award levels under the 2015 bonus program established pursuant to the Amended Plan for each of the persons or categories of persons noted in the table below. For details regarding the 2015 bonus program, as well as the Umbrella Plan adopted to maximize available deductions under Section 162(m) of the Code, see 2015 Executive Compensation Actions – 2015 Short-Term Incentives beginning on page 44. As a result of the bonus provisions of the Anderson Separation Agreement, the 2015 bonus payable to Mr. Anderson will not be covered by the Amended Plan. See Potential Payments Upon Termination or Change of Control – Employment, Separation and Release, and Change of Control Agreements – Separation Agreement with Steven G. Anderson beginning on page 75.

New Plan Benefits 2015 Bonus Program CryoLife, Inc. Equity and Cash Incentive Plan
Name	Dollar Value ($)
	Threshold	Target	Maximum
J. Patrick Mackin, Chairman, President, and Chief Executive Officer	172,800	360,000	475,200
D. Ashley Lee, Executive Vice President, Chief Operating Officer, and Chief Financial Officer	108,300	225,600	297,800
David M. Fronk, Vice President, Regulatory Affairs and Quality Assurance	54,300	113,200	149,400
Scott B. Capps, Vice President, Clinical Research	56,000	116,600	153,900
Bruce G. Anderson, Vice President, U.S. Sales and Global Marketing	54,000	112,500	148,500
All current executive officers, as a group	590,900	1,231,100	1,625,000
All current non-executive officer Directors, as a group	N/A	N/A	N/A
All employees who are not executive officers, as a group	124,100	258,600	341,400

(1)	Amounts shown reflect 25% of the 2015 bonus program payment to which Mr. Anderson would have been entitled had he remained employed by the company through December 31, 2015 and met or exceeded his personal performance objectives, all as provided for in the Anderson Separation Agreement.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information as of December 31, 2014, with respect to shares of CryoLife common stock that may be issued under existing equity compensation plans:

Plan category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights(1)	Weighted Average Exercise Price of Outstanding Options, Warrants, and Rights(2)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by stockholders	2,338,105	$6.48	4,319,394
Equity compensation plans not approved by stockholders	—	—	—
Total	2,338,105	6.48	4,319,394

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(1)	Amounts in column (a) include (i) 2012 - 2014 performance stock units and (ii) 2012 - 2014 restricted stock units that, as of December 31, 2014, had not vested.

(2)	Amounts in column (b) do not take into account the Awards described in footnote (1).

Required Vote

The affirmative vote of a majority of the votes cast, either for or against, by the holders of the shares of common stock voting is required to approve this proposal. Accordingly, abstentions and broker non-votes will have no effect on the outcome of this vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF CERTAIN AMENDMENTS TO THE CRYOLIFE, INC. EQUITY AND CASH INCENTIVE PLAN.

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PROPOSAL FOUR – RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General Information

The Audit Committee of the Board of Directors has appointed Ernst & Young LLP (“Ernst & Young”) as independent registered public accounting firm for the fiscal year ending December 31, 2015, pending ratification by the company’s stockholders. Representatives of Ernst & Young are expected to attend the 2015 Annual Meeting, and representatives of the firm will have the opportunity to make a statement at the meeting if they desire to do so and will be available to respond to appropriate questions.

The submission of the appointment of Ernst & Young for ratification by stockholders is not legally required; however, the Board of Directors believes that such submission is consistent with best practices in corporate governance and is an opportunity for stockholders to provide direct feedback to the Board of Directors on an important issue of corporate governance. If the stockholders do not ratify the appointment of Ernst & Young, the selection of such firm as the independent registered public accounting firm for the company will be reconsidered by the Audit Committee, provided that the committee retains sole authority with respect to all decisions regarding the engagement of the company’s independent registered public accounting firm, including the decision as to whether or not the 2015 appointment will stand, regardless of whether the stockholders vote to ratify the appointment.

Fees Paid To the Independent Registered Public Accounting Firm for Fiscal 2013 and Fiscal 2014

The following table presents Ernst & Young’s professional service fees for the audit of the company’s annual financial statements for fiscal years ending 2013 and 2014, as well as fees for other services rendered during those periods.

	2014	2013
Audit fees(1)	$532,000	$590,000
Audit-related fees(2)	--	$25,000
Tax fees(3)	$15,000	--
All other fees	--	$26,000
Total	$547,000	$641,000

(1)     Includes work performed for the audit of our annual consolidated financial statements, the review of financial statements included in our quarterly Form 10-Q reports, the audit of internal control over financial reporting, and the services that an independent auditor would customarily provide in connection with statutory requirements, regulatory filings, and similar engagements for the fiscal year, such as comfort letters, attest services, consents, and assistance with review of documents filed with the SEC.

(2)     Reflects work related to intangible impairments and information technology controls testing; also reflects work performed by Deloitte & Touche LLP that was related to the change in independent registered public accounting firm to Ernst & Young.

(3)     Includes tax compliance and reporting services.

The company’s Audit Committee approved all of the services described above. The Audit Committee has determined that the payments made to Ernst & Young for these services are compatible with maintaining such firm’s independence.

Audit Committee’s Pre-approval Policies and Procedures

The Audit Committee has the sole authority to appoint or replace, compensate, and oversee the work of any independent registered public accounting firm, who must be, when required, a registered firm as defined by law whose purpose is the preparation or issuance of an audit report or related work. The independent registered public accounting

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firm’s reports and other communications are to be delivered directly to the Audit Committee, and the Audit Committee is responsible for the resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting.

The Audit Committee pre-approves all audit and non-audit services performed by the independent registered public accounting firm and all engagement fees and terms in connection therewith, except as otherwise permitted by federal law and regulations. To date, no services have been approved by the audit committee pursuant to 17 CFR 210.2-01(c)(7)(i)(C), which provides a limited exception to the requirement that services be approved in advance by the Audit Committee if certain conditions are met.

Required Vote

The votes cast for this proposal must exceed the votes cast against it in order for it to be approved. Accordingly, abstentions and broker non-votes will not be relevant to the outcome.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF ERNST & YOUNG

LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

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HOUSEHOLDING

Stockholders who share the same last name and address may receive only one copy of our annual report and proxy statement, unless we receive contrary instructions from any stockholder at that address. This is referred to as “householding.” If you prefer to receive multiple copies of the annual report and proxy statement at the same address, additional copies will be provided to you promptly upon written or oral request, and if you are receiving multiple copies of the annual report and proxy statement, you may request that you receive only one copy. All communications should be directed to Roger T. Weitkamp, Assistant Secretary, CryoLife, Inc., 1655 Roberts Boulevard, NW, Kennesaw, Georgia 30144, (770) 419-3355.

If you are a beneficial owner, you can request additional copies of the annual report and proxy statement or you can request householding by notifying your broker, bank, or nominee.

TRANSACTION OF OTHER BUSINESS

As of the date of this proxy statement, the Board is not aware of any matters other than those set forth herein and in the Notice of Annual Meeting of Stockholders that will come before the meeting. Should any other matters arise requiring the vote of stockholders, it is intended that proxies will be voted in respect thereto in accordance with the best judgment of the person or persons voting the proxies.

STOCKHOLDER PROPOSALS

Appropriate proposals of stockholders intended to be presented at CryoLife’s 2016 Annual Meeting of Stockholders pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934 CryoLife by December 22, 2015, for inclusion in its proxy statement and form of proxy relating to that meeting. In addition, all stockholder proposals submitted outside of the stockholder proposal rules promulgated pursuant to Rule 14a-8 under the Exchange Act, including nominations of Director candidates, must be received by CryoLife by no later than February 20, 2016 but no earlier than January 21, 2016, in order to be considered timely. If such stockholder proposals are not timely received, proxy holders will have discretionary voting authority with regard to any such stockholder proposals that may come before the 2016 Annual Meeting of Stockholders. If the month and day of the next annual meeting is advanced or delayed by more than 30 calendar days from the month and day of the annual meeting to which this proxy statement relates, CryoLife shall, in a timely manner, inform its stockholders of the change, and the date by which proposals of stockholders must be received.

Upon the written request of any record or beneficial owner of common stock of CryoLife whose proxy was solicited in connection with the 2015 Annual Meeting of Stockholders, CryoLife will furnish such owner, without charge, a copy of its Annual Report on Form 10-K without exhibits for its fiscal year ended December 31, 2014. Requests for a copy of such Annual Report on Form 10-K should be addressed to Roger T. Weitkamp, Assistant Secretary, CryoLife, Inc., 1655 Roberts Boulevard, NW, Kennesaw, Georgia 30144.

It is important that proxies be returned promptly. Stockholders who do not expect to attend the meeting in person are urged to sign, complete, date, and return the proxy card in the enclosed envelope, to which no postage need be affixed, or vote by telephone or internet as directed on the enclosed proxy card.

By Order of the Board of Directors:

J. PATRICK MACKIN Chairman, President, and Chief Executive Officer

Date: April 20, 2015

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APPENDIX A – NON-GAAP FINANCIAL MEASURE INFORMATION

Set forth below in this Appendix A is important information about the following non-GAAP financial measures discussed in this proxy statement:

•	Adjusted revenues

•	Adjusted net income

•	Adjusted EBITDA

•	Adjusted inventory

•	Accounts receivable – days sales outstanding

Although the company believes that these measures are useful tools, no single financial measure provides all of the information that is necessary to gain a complete understanding of the company’s performance, condition, and liquidity. Therefore these numbers are intended to be, and should be, evaluated in the context of the full information provided in the company’s annual reports on Form 10-K, including the financial statements presented in accordance with GAAP, the footnotes thereto, and the accompanying management’s discussion and analysis, as well as the company’s other filings with the SEC. The company’s annual report for fiscal 2014, which includes the company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, accompanies this proxy statement.

Adjusted Revenues and Adjusted Net Income

As discussed in this proxy statement, annual bonuses paid to executives under the company’s short-term incentive plan are partially conditioned upon the achievement of specified levels of “adjusted revenues” and “adjusted net income.” The use of these non-GAAP, adjusted performance measures in the short-term incentive plan was intended to create a stronger performance incentive by focusing on controllable variables within the core business and to minimize unintended consequences by excluding items that were highly variable or difficult to predict during the goal-setting process. The company has disclosed in this proxy statement the actual 2014 performance results using these non-GAAP measures so that investors may see the extent to which the goals were achieved. The company believes disclosing this information is useful because it helps explain how challenging the company’s annual bonus targets are over time.

Adjusted revenues for 2014 were calculated as revenues from:

•	Cardiac and vascular allograft tissue processing

•	BioGlue, BioFoam®, and related product sales

•	PerClot® sales

•	Revascularization technologies revenues

•	HeRO® Graft sales

In defining adjusted revenues, the Compensation Committee considers its potential revenue sources and includes those most closely related to CryoLife’s ongoing operations and excludes those that are expected to be discontinued or deemphasized. For 2014, this analysis resulted in no changes to the revenue sources included in defining adjusted revenues.

Adjusted net income for 2014 was calculated as net income exclusive of:

•	Interest expense and income

•	Stock compensation expense, other than stock compensation expense related to the bonus plan

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•	Research and development expense, excluding salaries and related expenses

•	Other income and expense

•	Certain unbudgeted executive compensation and onboarding expenses associated with employment of new CEO

•	Income taxes

•	Grant revenue

•	Charges related to acquisitions, licenses, business development, integration costs, and litigation costs

The tables below provide reconciliations of 2014 adjusted revenues and adjusted net income to 2014 revenues and net income under GAAP:

2014 Adjusted Revenues Reconciliation (In Thousands)

2014 Adjusted Revenues	$149,283
Grant revenue	--

2014 GAAP Revenues	$149,283

2014 Adjusted Net Income (in Thousands)

2014 Adjusted Net Income	$19,374
Interest income/expense, net	(125)
Stock compensation expense, excluding stock compensation expense related to the bonus program itself	(3,436)
Research and development expense, excluding that portion pertaining to salaries and related expenses	(4,075)
Other income, net	(10)
Certain unbudgeted executive compensation and onboarding expenses associated with employment of new CEO	(1,027)
Income tax expense, net	(1,381)
Grant revenues	--
Charges related to acquisitions, licenses, business development or integration costs	(27)
Litigation	(1,971)

2014 GAAP Net Income	$7,322

Adjusted EBITDA

As discussed in this proxy statement, pre-2015 annual grants of performance stock units to executives were conditioned solely upon the company’s achievement of pre-determined levels of “adjusted EBITDA.” The use of this non-GAAP adjusted performance measure was intended to create a stronger performance incentive by focusing on controllable variables within the core business and to minimize unintended consequences by excluding items that were highly variable or difficult to predict during the goal-setting process.

Adjusted EBITDA is calculated as net income before interest, taxes, depreciation and amortization, as further adjusted by:

•	removing the impact of the following:

o	stock-based compensation

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o	research and development expenses (excluding salaries and related expense)
o	grant revenue
o	litigation expense or income
o	acquisition, license, and other business development expense
o	integration costs (including any litigation costs or income related to assumed litigation)
o	other income or expense

•	including the impact of the change in balances of deferred preservation costs, inventory, and trade receivables on the company’s balance sheet

The table below provides a reconciliation of 2014 adjusted EBITDA to 2014 net income under GAAP:

2014 Adjusted EBITDA Reconciliation (In Thousands)

2014 Adjusted EBITDA	$20,282
Change in deferred preservation costs	(2,101)
Change in inventory	2,968
Change in trade receivables	3,226
Amortization expense	(2,027)
Depreciation expense	(4,001)
Other income, net	(10)
Litigation	(1,971)
Interest income/expense, net	(125)
Income tax expense, net	(1,381)
Charges related to acquisitions, licenses, business development or integration costs	(27)
Research and development expense, excluding that portion pertaining to salaries and related expenses	(4,075)
Stock compensation expense, excluding stock compensation expense related to the bonus program itself	(3,436)

2014 GAAP Net Income	$7,322

The 2015 annual grants of performance stock units to executives are conditioned 80% upon the company’s achievement of pre-determined levels of adjusted EBITDA, 10% upon the achievement of target levels of adjusted inventory, and 10% upon the achievement of target levels of accounts receivable – days sales outstanding (“DSO”). As in previous years, the use of these non-GAAP performance measures is intended to create a stronger performance incentive by focusing on controllable variables within the core business and to minimize unintended consequences by excluding items that were highly variable or difficult to predict during the goal-setting process.

For the 2015 performance stock units, adjusted EBITDA is calculated as net income before interest, taxes, depreciation and amortization, as further adjusted by removing the impact of the following: stock-based compensation; research and development expenses (excluding salaries and related expense); grant revenue; litigation expense or revenue; acquisition, license, and other business development expense; integration costs (including any litigation costs or revenue related to assumed litigation); and other income or expense. The adjusted inventory performance measure is calculated as the company’s medical device products inventory (finished goods and work in process) and raw materials, exclusive of (i) inventories of ProCol® and PhotoFixTM, two products that the company currently distributes for third parties and has the right to acquire in the future, and (ii) such inventories associated with acquired companies or assets. Accounts receivable – DSO is calculated by dividing (x) trade accounts receivable (net) as of December 31, 2015 by (y) net credit sales for the fourth quarter of 2015 (excluding from such calculation accounts receivable and sales associated with acquired companies or assets), and multiplying such amount by 92.

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APPENDIX B – CRYOLIFE, INC. EQUITY AND CASH INCENTIVE PLAN

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CRYOLIFE, INC.

~~SECOND AMENDED~~

EQUITY AND ~~RESTATED 2009 STOCK~~CASH INCENTIVE PLAN

SECTION 1

GENERAL

1.1    Purpose. The CryoLife, Inc. ~~Second Amended~~Equity and ~~Restated 2009 Stock~~Cash Incentive Plan (the “Plan”) has been established by CryoLife, Inc. (the “Company”) to (i) attract and retain persons eligible to participate in the Plan; (ii) motivate Participants (as defined in Section 1.2 below), by means of appropriate incentives, to achieve annual and long-range goals; (iii) provide equity compensation to ~~directors~~Directors of the Company; (iv) provide incentive compensation opportunities to employee Participants that are competitive with those of other similar companies; and (iv) further identify Participants’ interests with those of the Company’s stockholders through compensation that is based on the Company’s common stock; and thereby promote the long-term financial interests of the Company and its Subsidiaries, as defined in Section ~~9~~11(~~g~~i), including the growth in value of the Company’s equity and enhancement of long-term stockholder return. Pursuant to the Plan, Participants may receive Options, SARs, ~~or~~ Other Stock Awards, or Cash-Based Awards, each as defined herein (collectively referred to as “Awards”). The Plan is designed so that Awards granted hereunder intended to comply with the requirements for “performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), may comply with such requirements, and the Plan and such Awards shall be interpreted in a manner consistent with such requirements.

1.2    Participation. Subject to the terms and conditions of the Plan, the Committee (as defined in Section 6) shall determine and designate, from time to time, from among the Eligible Grantees, as defined in Section ~~9~~11(~~e~~f), those persons who will be granted one or more Awards under the Plan, and thereby become “Participants” in the Plan. In the discretion of the Committee, a Participant may be granted any Award permitted under the provisions of the Plan, and more than one Award may be granted to a Participant. Subject to the provisions of Section ~~6.2~~8.2(e), Awards may be granted as alternatives to or replacement of awards outstanding under the Plan, or any other plan or arrangement of the Company or a Subsidiary (including a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company or a Subsidiary).

1.3    Operation, Administration, and Definitions. The operation and administration of the Plan, including the Awards made under the Plan, shall be subject to the provisions of Section ~~5~~7 (relating to operation and administration). Capitalized terms in the Plan shall be defined as set forth in the Plan (including the definition provisions of Section ~~9~~11 of the Plan).

SECTION 2

OPTIONS AND SARS

2.1    Definitions.

(a)        The grant of an “Option” entitles the Participant to purchase shares of Stock at an Exercise Price established by the Committee. Options granted under this Section 2 may either be Incentive Stock Options (“ISOs”) or Non-Qualified Options (“NQOs”), as determined in the discretion of the Committee. An “ISO” is an Option that is intended to satisfy the requirements applicable to an “incentive stock option” described in Section 422(b) of the Code. An “NQO” is an Option that is not intended to be an “incentive stock option” as that term is described in Section 422(b) of the Code.

(b)        A stock appreciation right (a “SAR”) entitles the Participant to receive, in cash or Stock (as determined in accordance with Subsection 2.5), value equal to (or otherwise based on) the excess of: (a) the Fair Market Value (as defined in Section ~~9~~11) of a specified number of shares of Stock at the time of exercise; over (b) an Exercise Price established by the Committee.

2.2    Exercise Price. The Exercise Price of each Option and SAR granted under this Section 2 shall be not less than 100% of the Fair Market Value of a share of Stock on the date of grant of the Award. Unless a higher price is established by the Committee or determined by a method established by the Committee at the time the Option or SAR is granted, the

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Exercise Price for each Option and SAR shall be equal to 100% of the Fair Market Value on the date of grant of the Award.

2.3    Exercise. An Option and ~~a~~an SAR shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee, before or after grant.

2.4    Payment of Option Exercise Price. The payment of the Exercise Price of an Option granted under this Section 2 shall be subject to the following:

(a)        Subject to the following provisions of this Subsection 2.4, the full Exercise Price for shares of Stock purchased upon the exercise of any Option shall be paid at the time of such exercise (except that, in the case of an exercise arrangement approved by the Committee and described in paragraph 2.4(c), payment may be made as soon as practicable after the exercise).

(b)        The Exercise Price shall be payable in cash or by tendering (by actual delivery of shares) unrestricted shares of Stock that are acceptable to the Committee, valued at Fair Market Value as of the day the shares are tendered, or in any combination of cash or shares, as determined by the Committee.

(c)        To the extent permitted by applicable law, a Participant may elect to pay the Exercise Price upon the exercise of an Option by irrevocably authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

2.5    Settlement of Award. Shares of Stock delivered pursuant to the exercise of an Option or ~~a~~an SAR shall be subject to such conditions, restrictions and contingencies as the Committee may establish in the applicable Award Agreement. Settlement of SARs may be made in shares of Stock (valued at their Fair Market Value at the time of exercise), in cash, or in a combination thereof, as determined in the discretion of the Committee. The Committee, in its discretion, may impose such conditions, restrictions and contingencies with respect to shares of Stock acquired pursuant to the exercise of an Option or ~~a~~an SAR as the Committee determines to be desirable.

2.6    Restrictions on Options and SAR Awards. Each Option and SAR shall be subject to the following:

(a)        The term of any Option or SAR granted under the Plan shall not exceed seven years from the date of grant.

(b)        Any such Award shall be subject to such conditions, restrictions and contingencies as the Committee shall determine.

(c)        The Committee may designate whether any such Awards being granted to any Participant are intended to be “qualified performance-based compensation” as that term is used in Section 162(m) of the Code. Any such Awards designated as intended to be “qualified performance-based compensation” shall be conditioned on the achievement of one or more ~~“Performance Measures.” The Performance Measures that may be used by the Committee for such Awards shall be based on any one or more of the following, which shall not be required to be calculated in accordance with GAAP and which may be adjusted measures, as selected by the Committee: revenues or increase in revenues of the Company and/or one or more divisions and/or subsidiaries, cash flow or increase in cash flow, including without limitation cash flow from operations and free cash flow, of the Company and/or one or more divisions and/or subsidiaries, earnings before interest, taxes, depreciation and amortization (“EBITDA”) or increase in EBITDA of the Company and/or one or more divisions and/or subsidiaries, return on capital or increase in pretax earnings of the Company and/or one or more divisions and/or subsidiaries, return on stockholders’ equity of the Company, increase in earnings per share of the Company, sales of the Company and/or one or more products or service offerings, divisions and/or subsidiaries, pretax earnings of the Company and/or one or more divisions and/or subsidiaries, net earnings of the Company and/or one or more divisions and/or subsidiaries, control of operating and/or non-operating expenses of the Company and/or one or more divisions and/or subsidiaries, margins of the Company and/or one or more divisions and/or subsidiaries, market price of the Company’s securities, and, solely for an Award not intended to constitute “performance-based compensation” under Section 162(m) of the Code, other factors directly tied to the performance of the Company and/or one or more divisions and/or subsidiaries or other performance criteria. For Awards intended to be “performance-based compensation,” the grant of the Awards and the establishment of the Performance Measures shall be made during the period required under~~

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~~Code Section 162(m).~~ Performance Goals, to the extent required by Section 162(m).

SECTION 3

OTHER STOCK AWARDS

3.1    Definitions.        The term ~~“~~”Other Stock Awards~~”~~” means any of the following:

(a)        A “Stock Unit” Award is the grant of a right to receive shares of Stock in the future.

(b)        A “Performance Share” Award is a grant of a right to receive shares of Stock or Stock Units, which is contingent on the achievement of performance or other objectives during a specified period.

(c)        A “Restricted Stock” Award is a grant of shares of Stock, and a “Restricted Stock Unit” Award is the grant of a right to receive shares of Stock in the future, with such shares of Stock or right to future delivery of such shares of Stock subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of one or more goals relating to completion of service by the Participant, or achievement of performance or other objectives, as determined by the Committee.

3.2    Restrictions on Other Stock Awards. Each Stock Unit Award, Restricted Stock Award, Restricted Stock Unit Award and Performance Share Award shall be subject to the following:

(a)        Any such Award shall be subject to such conditions, restrictions and contingencies as the Committee shall determine.

(b)        The Committee may designate whether any such Awards being granted to any Participant are intended to be “qualified performance-based compensation” as that term is used in Section 162(m) of the Code. Any such Awards designated as intended to be “qualified performance-based compensation” shall be conditioned on the achievement of one or more Performance ~~Measures.~~ Goals.

SECTION 4

CASH-BASED AWARDS

4.1    Definitions. The term “Cash-Based Award” means a right or other interest granted to a Participant under Section 4.2 of the Plan that may be denominated or payable in cash, other than an Award pursuant to which the amount of cash is determined by reference to the value of a specific number of shares of Stock. For the avoidance of doubt, dividend equivalents constitute Cash-Based Awards.

4.2    Grant of Cash-Based Awards. The Committee is authorized to grant Awards to Participants in the form of Cash-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan, subject to such vesting and other conditions as the Committee shall determine in its sole discretion. At the time of the grant of Cash-Based Awards, the Committee may place restrictions on the payout or vesting of Cash-Based Awards that shall lapse, in whole or in part, only upon the attainment of Performance Goals. The Committee shall determine the terms and conditions of such Awards at the date of grant. The maximum dollar amount that may be covered by all Cash-Based Awards granted to any individual during any fiscal year under the Plan is $1.5 million. At the discretion of the Committee, Cash-Based Awards under this Plan may be issued jointly under this Plan and any other cash incentive or similar plan of the Company; provided, however, that if a Cash-Based Award is issued under this Plan and another plan of the Company, to the extent of a conflict in the provisions of this Plan and the other plan, the terms of this Plan shall control.

SECTION 5

QUALIFIED PERFORMANCE-BASED COMPENSATION

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5.1    Grant of Qualified Performance-Based Compensation. The Committee may determine that any Awards granted to a Covered Employee shall be considered “qualified performance-based compensation” under Section 162(m) of the Code, in which case the provisions of this Section 5 shall apply. When Awards are made under this Section 5, the Committee shall establish in writing (i) the objective Performance Goals that must be met, (ii) the period during which performance will be measured, (iii) the maximum amounts that may be paid if the Performance Goals are met, and (iv) any other conditions that the Committee deems appropriate and consistent with the requirements of Section 162(m) of the Code for “qualified performance-based compensation.” The Performance Goals shall satisfy the requirements for “qualified performance-based compensation,” including the requirement that the achievement of the goals be substantially uncertain at the time they are established and that the Performance Goals be established in such a way that a third party with knowledge of the relevant facts could determine whether and to what extent the Performance Goals have been met. The Committee shall not have discretion to increase the amount of compensation that is payable, but may reduce the amount of compensation that is payable, pursuant to Awards identified by the Committee as “qualified performance-based compensation.”

5.2    Pre-establishment of Performance Goals. Performance Goals must be pre-established by the Committee. A Performance Goal is considered pre-established if it is established in writing not later than 90 days after the commencement of the period of service to which the Performance Goal relates, provided that the outcome is substantially uncertain at the time the Committee actually established the goal. However, in no event will a Performance Goal be considered pre-established if it is established after 25% of the period of service (as scheduled in good faith at the time the goal is established) has elapsed.

5.3    Adjustments to Performance Goals. The Committee in its sole discretion shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Subsidiary of the Company or the financial statements of the Company or any Subsidiary of the Company, in response to changes in applicable laws or regulations, including changes in generally accepted accounting principles or practices, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business, as applicable, provided such adjustment occurs in writing not later than 90 days after the commencement of the period of service to which the Performance Goal relates (and in no event later than the date that 25% of the period of service has elapsed). In addition, the Committee may specify that certain equitable adjustments to the Performance Goals will be made during the applicable performance period, provided such specification occurs in writing not later than 90 days after the commencement of the period of service to which the Performance Goal relates (and in no event later than the date that 25% of the period of service has elapsed).

5.4    Certification of Performance Results. The Committee shall certify the satisfaction of the Performance Goal for the applicable performance period specified in the Award agreement after the performance period ends and prior to any payment with respect to the Award. The Committee shall determine the amount, if any, to be paid pursuant to each Award based on the achievement of the Performance Goals and the satisfaction of all other terms of the Award agreement.

5.5    Payment Upon Death or Disability. The Committee may provide in the Award agreement that Awards under this Section 5 shall be payable, in whole or in part, in the event of the Participant’s death or disability, or under other circumstances consistent with the Treasury regulations and rulings under Section 162(m) of the Code.

SECTION 6

STOCK SUBJECT TO THE PLAN

~~4.1~~ 6.1    Awards Subject to Plan. Awards granted under the Plan shall be subject to the following:

(a)        Subject to the following provisions of this Subsection ~~4.1,~~6.1, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be 7.1 million shares of Stock~~. This amount includes 2 million shares that were authorized in May 2009, an additional 2.1 million shares that were authorized in May 2012, and an additional 3 million shares authorized in May 2014.~~, less the number of shares of Stock subject to Awards that have been granted from May 21, 2014 through May 20, 2015 and have not been forfeited as of May 20, 2015. Shares of Stock issuable hereunder may, in whole or in part, be authorized but unissued shares or shares of Stock that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. Notwithstanding the foregoing, with respect to SARs that are settled in Stock, the aggregate number of shares of Stock

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subject to the SAR grant shall be counted against the shares available for issuance under the Plan as one share for every share subject thereto, regardless of the number of shares used to settle the SAR upon exercise.

(b)        Subject to adjustment in accordance with Subsections ~~4.2~~6.2 and ~~4.3,~~6.3, the following additional maximums are imposed under the Plan:

(i)        Subject to the proviso contained in this paragraph, the maximum number of shares of Stock that may be issued in conjunction with Other Stock Awards granted pursuant to Section 3 shall be up to 500,000 shares; provided, however, that for every share of Stock in excess of 500,000 awarded hereunder in respect of Other Stock Awards, the maximum number of shares reserved for grant hereunder shall be reduced by 1.5 shares.

(ii)        The maximum number of shares of Stock that may be covered by Awards granted to any one individual pursuant to Section 2 (relating to Options and SARs) shall be 400,000 during any fiscal year and the maximum number of shares of Stock that may be covered by Other Stock Awards granted to any one individual pursuant to Section 3 shall be 250,000 during any fiscal year; and

(c)        To the extent any shares of Stock covered by an Award are not delivered to a Participant or beneficiary because the Award is forfeited or canceled, or the shares of Stock are not delivered because the Award is settled in cash, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. To the extent that shares of Stock subject to Other Stock Awards, and the issuance of which reduced the maximum number of shares authorized for issuance under the Plan by 1.5 shares, are forfeited or cancelled, or if such an Award terminates or expires without a distribution of shares to the Participant, the number of shares of Stock remaining for Award grants hereunder shall be increased by 1.5 for each share forfeited, cancelled or otherwise not delivered. Shares of Stock shall not again be available if such shares are surrendered or withheld as payment of either the exercise price of an Award and/ or withholding taxes in respect of an Award. Awards that are settled solely in cash shall not reduce the number of shares of Stock available for Awards. Upon the exercise of any Award granted in tandem with any other Award, such related Awards shall be cancelled to the extent of the number of shares of Stock as to which the Award is exercised and, notwithstanding the foregoing, such number of shares shall no longer be available for Awards under the Plan. The maximum number of shares of Stock available for delivery under the Plan shall not be reduced for shares subject to plans assumed by the Company in an acquisition of an interest in another company.

~~4.2~~ 6.2    Adjustments for Changes in Capitalization. If the outstanding shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, stock dividend, combination, subdivision or similar transaction, or if the Company makes an extraordinary dividend or distribution to its stockholders (including without limitation to implement a spinoff) (each, a “Corporate Transaction”) then, subject to any required action by the stockholders of the Company, the number and kind of shares of Company stock available under the Plan or subject to any limit or maximum hereunder shall automatically be proportionately adjusted, with no action required on the part of the Committee or otherwise. Subject to any required action by the stockholders, the number and kind of shares covered by each outstanding Award, and the price per share in each such Award, shall also be automatically proportionately adjusted for any increase or decrease in the number of issued shares of the Company resulting from a Corporate Transaction or any other increase or decrease in the number of such shares, or any decrease in the value of such shares, effected without receipt of consideration by the Company. Notwithstanding the foregoing, no fractional shares shall be issued or made subject to an Option, SAR or Other Stock Award in making the foregoing adjustments. All adjustments made pursuant to this Section shall be final, conclusive and binding upon the holders of Options, SARs and Other Stock Awards.

~~4.3~~ 6.3    Certain Mergers and Other Extraordinary Events. If the Company merges or consolidates with another corporation, or if the Company is liquidated or sells or otherwise disposes of substantially all of its assets while unexercised Options or other Awards remain outstanding under this Plan, (A) subject to the provisions of clause (C) below, after the effective date of the merger, consolidation, liquidation, sale or other disposition, as the case may be, whether or not the Company is the surviving corporation, each holder of an outstanding Option or other Award shall be entitled, upon exercise of that Option or Award or in place of it, as the case may be, to receive, at the option of the Committee and in lieu of shares of Stock, (i) the number and class or classes of shares of Stock or other securities or property to which the holder would have been entitled if, immediately prior to the merger, consolidation, liquidation, sale or other disposition, the holder had been the holder of record of a number of shares of Stock equal to the number of shares of Stock as to which that Option may be exercised or are subject to the Award or (ii) shares of stock of the company that

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is the surviving corporation in such merger, consolidation, liquidation, sale or other disposition having a value, as of the date of payment under Subsection ~~4.3~~6.3(i) as determined by the Committee in its sole discretion, equal to the value of the shares of Stock or other securities or property otherwise payable under Subsection ~~4.3~~6.3(i); (B) whether or not the Company is the surviving corporation, if Options or other Awards have not already become exercisable, the Board of Directors may waive any limitations set forth in or imposed pursuant to this Plan so that all Options or other Awards, from and after a date prior to the effective date of that merger, consolidation, liquidation, sale or other disposition, as the case may be, specified by the Board of Directors, shall be exercisable in full; and (C) all outstanding Options or SARs may be cancelled by the Board of Directors as of the effective date of any merger, consolidation, liquidation, sale or other disposition, provided that with respect to a merger or consolidation the Company is not the surviving company, and provided further that any optionee or SAR holder shall have the right immediately prior to such event to exercise his or her Option or SAR to the extent such optionee or holder is otherwise able to do so in accordance with this Plan or his or her individual Option or SAR agreement; provided, further, that any such cancellation pursuant to this Section ~~4.3~~6.3 shall be contingent upon the payment to the affected Participants of an amount equal to (i) in the case of any out-of-the-money Option or SAR, cash, property or a combination thereof having an aggregate value equal to the value of such Option or SAR, as determined by the Committee or the Board of Directors, as applicable, in its sole discretion, and (ii) in the case of an in-the-money Option or SAR, cash, property or a combination thereof having an aggregate value equal to the excess of the value of the per-share amount of consideration paid pursuant to the merger, consolidation, liquidation, sale or other disposition, as the case may be, giving rise to such cancellation, over the exercise price of such Option or SAR multiplied by the number of shares of Stock subject to the Option or SAR.

Any adjustments pursuant to this Subsection ~~4.3~~6.3 shall be made by the Board or Committee, as the case may be, whose determination in that respect shall be final, binding and conclusive, regardless of whether or not any such adjustment shall have the result of causing an ISO to cease to qualify as an ISO.

~~4.4~~ 6.4    Changes in Par Value. In the event of a change in the shares of the Company as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the shares within the meaning of this Plan.

~~4.5~~ 6.5    Limitation on Grantees’ Rights. Except as hereinbefore expressly provided in this Section ~~4,~~6, a Participant shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to an Award, unless the Committee shall otherwise determine.

~~4.6~~ 6.6    Company Right and Power. The grant of any Award pursuant to this Plan shall not adversely affect in any way the right or power of the Company (A) to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, (B) to merge or consolidate, (C) to dissolve, liquidate or sell, or transfer all or any part of its business or assets or (D) to issue any bonds, debentures, preferred or other preference stock ahead of or affecting the Stock.

~~4.7~~ 6.7    Fractional Shares. If any action described in this Section ~~4~~6 results in a fractional share for any Participant under any Award hereunder, such fraction shall be completely disregarded and the Participant shall be entitled only to the whole number of shares resulting from such adjustment.

SECTION ~~5~~ 7

OPERATION AND ADMINISTRATION

~~5.1~~ 7.1    Effective Date; Duration. The Plan was originally effective as of the date of its initial approval by the stockholders of the Company, May 19, 2009. The Plan was then amended and restated by the Board in February 2012, and such amended and restated Plan became effective upon the approval of the stockholders of the Company on May 16, 2012. The Plan was then amended and restated by the Board in February 2014, and such amended and restated Plan became effective upon the approval of the stockholders of the Company on May 21, 2014. Upon approval of the Plan at the annual stockholders meeting in ~~2014 (the “Amended Effective Date”),~~2015, the Plan shall have a duration of ~~seven~~six years from ~~the Amended Effective Date~~May 21, 2015; provided that in the event of Plan termination, the Plan shall remain

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in effect as long as any Awards under it are outstanding; provided further, however, that no Award may be granted under the Plan on a date that is more than ~~seven~~six years from ~~the Amended Effective Date.~~May 21, 2015.

~~5.2~~ 7.2    Vesting. Except as set forth below and in Section ~~4.3,~~6.3, and other than Options, SARs, Restricted Stock, Restricted Stock Units or Other Stock Awards conditioned upon the attainment of Performance Goals that relate to performance periods of at least one fiscal year, and except to the extent accelerated by the Committee upon death, disability, retirement or Change in Control, no ~~Award~~Option, SAR, Restricted Stock, Restricted Stock Units or Other Stock Awards granted hereunder to any Eligible Grantee other than a non-employee ~~director~~Director of the Company may vest in excess of ~~1/3~~ 1⁄3 of the number of shares subject to the Award per year for the first three years after the grant date and no such Award granted hereunder to any Eligible Grantee that is a non-employee ~~director~~Director of the Company may vest earlier than twelve months after the grant date. Unless the Committee determines otherwise, the date on which the Committee adopts a resolution expressly granting an Award shall be considered the day on which such Award is granted. The term of any Award granted under the Plan will not exceed seven years from the date of grant.

~~5.3~~ 7.3    Uncertificated Stock. To the extent that the Plan provides for issuance of stock certificates to reflect the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

~~5.4~~ 7.4    Tax Withholding. All distributions under the Plan are subject to withholding of all applicable taxes, and the Committee may condition the delivery of any shares or other benefits under the Plan on satisfaction of the applicable withholding obligations. The Committee, in its discretion, and subject to such requirements as the Committee may impose prior to the occurrence of such withholding, may permit such withholding obligations to be satisfied through cash payment by the Participant, through the surrender of shares of Stock which the Participant already owns, or through the surrender of unrestricted shares of Stock to which the Participant is otherwise entitled under the Plan, but only to the extent of the minimum amount required to be withheld under applicable law.

~~5.5~~ 7.5    Use of Shares. Subject to the overall limitation on the number of shares of Stock that may be delivered under the Plan, the Committee may use available shares of Stock as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or a Subsidiary, including the plans and arrangements of the Company or a Subsidiary assumed in business combinations.

~~5.6~~ 7.6    Dividends and Dividend Equivalents. An Award (including, without limitation, an Option or SAR Award) may provide the Participant with the right to receive dividend payments or dividend equivalent payments with respect to Stock subject to the Award (both before and after the Stock subject to the Award is earned, vested, or acquired), which payments may be either made currently or credited to an account for the Participant, and may be settled in cash or Stock as determined by the Committee. Any such settlements, and any such crediting of dividends or dividend equivalents or reinvestment in shares of Stock, may be subject to such conditions, restrictions and contingencies as the Committee shall establish, including the reinvestment of such credited amounts in Stock equivalents. In the event an Award is conditioned on the achievement of one or more Performance ~~Measures~~Goals, any dividend payments or dividend equivalent payments will only be earned, vested or acquired to the extent the underlying Stock subject to the Award is earned, vested or acquired.

~~5.7~~ 7.7    Payments. Awards may be settled through cash payments, the delivery of shares of Stock, the granting of replacement Awards, or any combination thereof as the Committee shall determine. Any Award settlement, including payment deferrals, may be subject to such conditions, restrictions and contingencies as the Committee shall determine. The Committee may permit or require the deferral of any Award payment, subject to such rules and procedures as it may establish.

~~5.8~~ 7.8    Transferability. Except as otherwise provided by the Committee, Awards under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution.

~~5.9~~ 7.9    Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

~~5.10~~ 7.10    Agreement With Company. An Award under the Plan shall be subject to such terms and conditions,

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not inconsistent with the Plan, as the Committee shall, in its sole discretion, prescribe. The terms and conditions of any Award to any Participant shall be reflected in such form of written document as is determined by the Committee. A copy of such document shall be provided to the Participant, and the Committee may, but need not, require that the Participant sign a copy of such document. Such document is referred to in the Plan as an “Award Agreement” regardless of whether any Participant signature is required.

~~5.11~~ 7.11    Action by Company or Subsidiary. Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its Board of Directors, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act for the Board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of such company.

~~5.12~~ 7.12    Gender and Number. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

~~5.13~~ 7.13    Limitation of Implied Rights.

(a)        Neither a Participant nor any other person shall, by reason of participation in the Plan, acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Stock or amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b)        The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating employee the right to be retained in the employ of the Company or any Subsidiary, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

~~5.14~~ 7.14    Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and shall be signed, made or presented by the proper party or parties.

~~5.15~~ 7.15    Termination of Employment Following Change In Control. In the event that the employment of a Participant who is an employee of the Company or a Subsidiary is terminated by the Company during the six-month period following a Change in Control, all of such Participant’s outstanding Options and SARs may thereafter be exercised by the Participant, to the extent that such Options and SARs were exercisable as of the date of such termination of employment (x) for a period of six months from such date of termination or (y) until expiration of the stated term of such Option or SAR, whichever period is the shorter.

~~5.16~~ 7.16    Section 409A. It is intended that all Options and SARs granted under the Plan shall be exempt from the provisions of Section 409A of the Code and that all Other Stock Awards under the Plan, to the extent that they constitute “non-qualified deferred compensation” within the meaning of Section 409A of the Code, will comply with Section 409A of the Code (and any regulations and guidelines issued thereunder). The Plan and any Award Agreements issued hereunder may be amended in any respect deemed by the Board or the Committee to be necessary in order to preserve compliance with Section 409A of the Code.

~~5.17~~ 7.17    Regulations and Other Approvals.

(a)        The obligation of the Company to sell or deliver Stock with respect to any Award granted under the Plan or make any other distribution of benefits under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws (including, without limitation, the requirements of the Securities Act of 1933) and all applicable requirements of any securities exchange or similar entity, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

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(b)        Each Award is subject to the requirement that, if at any time the Committee determines, in its absolute discretion, that the listing, registration or qualification of Stock issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Stock, no such Award shall be granted or payment made or Stock issued, in whole or in part, unless listing, registration, qualification, consent or approval, as applicable, has been effected or obtained free of any conditions not acceptable to the Committee.

(c)        In the event that the disposition of Stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933 and is not otherwise exempt from such registration, such Stock shall be restricted against transfer to the extent required by the Securities Act of 1933, as amended, or regulations thereunder, and applicable state securities laws, and the Committee may require a Participant receiving Stock pursuant to the Plan, as a condition precedent to receipt of such Stock, to represent to the Company in writing that the Stock acquired by such Participant is acquired for investment only and not with a view to distribution.

(d)        With respect to persons subject to ~~section~~Section 16 of the Securities and Exchange Act of 1934, as amended, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3.

~~5.18~~ 7.18    Awards to Employees Subject to Taxation Outside of the United States. Without amending the Plan, Awards may be granted to Participants who are foreign nationals or who are employed outside the United States or both, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to further the purposes of the Plan. Such different terms and conditions may be reflected in Addenda to the Plan or in the applicable Award Agreement. However, no such different terms or conditions shall be employed if such terms or conditions constitute, or in effect result in, an increase in the aggregate number of shares which may be issued under the Plan or a change in the definition of Eligible Grantee.

SECTION ~~6~~ 8

COMMITTEE

~~6.1~~ 8.1    Administration. The authority to control and manage the operation and administration of the Plan shall be vested in a committee (the “Committee”) in accordance with this Section ~~6.~~ 8. The Committee shall be selected by the Board, and shall consist solely of two or more members of the Board who are non-employee Directors within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and are outside Directors within the meaning of Code Section 162(m). If the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee, other than with respect to Awards intended to be “performance-based compensation” under Section 162(m) of the Code. Unless otherwise determined by the Board, CryoLife’s Compensation Committee shall be designated as the “Committee” hereunder.

~~6.2~~ 8.2    Powers of Committee. The Committee’s administration of the Plan shall be subject to the following:

(a)        Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Eligible Grantees those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares or amount of cash covered by the Awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards, and (subject to the restrictions imposed by Section ~~7~~9) to cancel or suspend Awards, and to waive or otherwise modify any vesting or other restrictions contained in awards. The Committee may also, without obtaining stockholder approval, amend any outstanding award to provide the holder thereof with additional rights or benefits of the type otherwise permitted by the Plan, including without limitation, extending the term thereof; provided, however, that in no event may the term of any Option or SAR exceed seven years.

(b)        The Committee will have the authority and discretion to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any Award Agreement made pursuant to the Plan, and to make all other determinations that may be necessary or advisable for the

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administration of the Plan.

(c)        Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

(d)        In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the certificate of incorporation and by-laws of the Company, and applicable state corporate law.

(e)        Subject to Section ~~4.2~~6.2 hereof, neither the Board, the Committee nor their respective delegates shall have the authority to (i) ~~reprice~~re-price (or cancel and regrant) any Option, SAR or, if applicable, other Award at a lower exercise, base or purchase price, (ii) take any other action (whether in the form of an amendment, cancellation or replacement grant, or a cash-out of underwater options) that has the effect of repricing an Option, SAR or other Award, or (iii) grant any Option, SAR or other Award that contains a so-called “reload” feature under which additional Options, SARs or other Awards are granted automatically to the Grantee upon exercise of the original Option, SAR or Award, without in each instance first obtaining the approval of the Company’s stockholders.

(f)        Anything in the Plan to the contrary notwithstanding, neither the Board nor the Committee may accelerate the payment or vesting of any Option, SAR or other Award except in the event of death, disability, retirement or a Change in Control; provided, however, that Stock Awards and Cash-Based Awards that are intended to be “performance-based compensation” under Section 162(m) of the Code may not be accelerated in the event of retirement with respect to the satisfaction of any Performance Goals.

~~6.3~~ 8.3    Delegation by Committee. Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers hereunder, including without limitation, the power to designate Participants hereunder and determine the amount, timing and terms of Awards hereunder, to any person or persons selected by it, including without limitation, any executive officer of the Company; provided that such allocation or delegation is consistent with Section 162(m) of the Code. Any such allocation or delegation may be revoked by the Committee at any time.

~~6.4~~ 8.4    Information to be Furnished to Committee. The Company and Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and Subsidiaries as to an employee’s or Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive unless the Committee determines such records to be incorrect. Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

~~6.5~~ 8.5    Indemnification. Each person who is or shall have been a member of the Committee, or the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall be in addition to any other rights of indemnification or elimination of liability to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

SECTION ~~7~~ 9

AMENDMENT AND TERMINATION

(a)        The Plan may be terminated or amended by the Board of Directors at any time, except that the following actions may not be taken without stockholder approval:

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(i)        any increase in the number of shares that may be issued under the Plan (except by certain adjustments provided for under the Plan);

(ii)        any change in the class of persons eligible to receive Awards under the Plan;

(iii)        any change in the requirements of Section 2.2 hereof regarding the Exercise Price of Options and SARs;

(iv)        any ~~repricing~~re-pricing or cancellation and regrant of any Option or, if applicable, other Award at a lower exercise, base or purchase price, whether in the form of an amendment, cancellation or replacement grant, or a cash-out of underwater options or any action that provides for Awards that contain a so-called “reload” feature under which additional Options or other Awards are granted automatically to the Grantee upon exercise of the original Option or Award; or

(v)        any other amendment to the Plan that would require approval of the Company’s stockholders under applicable law, regulation or rule.

Notwithstanding any of the foregoing, adjustments pursuant to paragraph ~~4.2~~6.2 shall not be subject to the foregoing limitations of this Section ~~7.~~ 9.

(b)        Options, SARs and other Awards may not be granted under the Plan after the date of termination of the Plan, but Options and SARs granted prior to that date shall continue to be exercisable according to their terms and other Awards shall continue to vest in accordance with their terms.

SECTION ~~8~~ 10

CHANGE IN CONTROL

Subject to the provisions of paragraph ~~4.2~~6.2 (relating to the adjustment of shares), and except as otherwise provided in the Plan or the Award Agreement reflecting the applicable Award, upon the occurrence of a Change in Control as defined in Section ~~9~~11:

(a)            All outstanding Options (regardless of whether in tandem with SARs) shall become fully exercisable.

(b)            All outstanding SARs (regardless of whether in tandem with Options) shall become fully exercisable.

(c)            All Stock Units, Restricted Stock, Restricted Stock Units, Performance Shares and other Awards, other than Cash-Based Awards, shall become fully vested. (Whether or not Cash-Based Awards shall vest upon a Change in Control shall be determined by the Committee in its discretion, either at or after grant, subject in all cases to compliance with Section 162(m) for Cash-Based Awards intended to be “qualified performance-based compensation” thereunder.)

SECTION ~~9~~ 11

DEFINED TERMS

In addition to the other definitions contained herein, the following definitions shall apply:

(a)    Award. The term “Award” shall mean any award or benefit granted under the Plan, including, without limitation, the grant of Options, SARs, Other Stock ~~Unit Awards, Restricted Stock Awards, Restricted Stock Unit~~ Awards and ~~Performance Share Awards.~~ Cash-Based awards.

(b)    Board. The term “Board” shall mean the Board of Directors of the Company.

(c)    Change in Control. “Change ~~of~~in Control” means a change in the ownership or effective control of, or in the ownership of a substantial portion of the assets of, the Company, as described in paragraphs (i) through (iii) below.

(i)        Change in Ownership of the Company. A change in the ownership of the Company shall occur

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on the date that any one person, or more than one person acting as a group (within the meaning of paragraph (iv)), acquires ownership of the Company stock that, together with the Company stock held by such person or group, constitutes more than 50% of the total voting power of the stock of the Company.

(A)        If any one person or more than one person acting as a group (within the meaning of paragraph (iv) below), is considered to own more than 50% of the total voting power of the stock of the Company, the acquisition of additional the Company stock by such person or persons shall not be considered to cause a change in the ownership of the Company or to cause a change in the effective control of the Company (within the meaning of paragraph (ii) below).

(B)        An increase in the percentage of the Company stock owned by any one person, or persons acting as a group (within the meaning of paragraph (iv) below), as a result of a transaction in which the Company acquires its stock in exchange for property, shall be treated as an acquisition of stock for purposes of this paragraph (i).

(C)        Except as provided in (B) above, the provisions of this paragraph (i) shall apply only to the transfer or issuance of the Company stock if such stock remains outstanding after such transfer or issuance.

(ii)        Change in Effective Control of the Company.

(A)        A change in the effective control of the Company shall occur on the date that either of (1) or (2) below occurs:

(1)        Any one person, or more than one person acting as a group (within the meaning of paragraph (iv) below), acquires (or has acquired during the 12 month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing 30% or more of the total voting power of the stock of the Company; or

(2)        A majority of the members of the Board are replaced during any 12 month period by ~~directors~~Directors whose appointment or election is not endorsed by a majority of the Board prior to the date of the appointment or election.

(B)        A change in effective control of the Company also may occur with respect to any transaction in which either of the Company or the other entity involved in a transaction experiences a Change of Control event described in paragraphs (i) or (iii).

(C)        If any one person, or more than one person acting as a group (within the meaning of paragraph (iv) below), is considered to effectively control the Company (within the meaning of this paragraph (ii)), the acquisition of additional control of the Company by the same person or persons shall not be considered to cause a change in the effective control of the Company (or to cause a change in the ownership of the Company within the meaning of paragraph (i) above).

(iii)        Change in Ownership of a Substantial Portion of the Company’s Assets. A change in the ownership of a substantial portion of the Company’s assets shall occur on the date that any one person, or more than one person acting as a group (within the meaning of paragraph (iv) below), acquires (or has acquired during the 12 month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value (within the meaning of paragraph (iii)(B)) equal to or more than 40% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions.

(A)        A transfer of the Company’s assets shall not be treated as a change in the ownership of such assets if the assets are transferred to one or more of the following:

(1)        A shareholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company stock;

(2)        An entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company;

(3)        A person, or more than one person acting as a group (within the meaning of paragraph (iv) below) that owns, directly or indirectly, 50% or more of the total value or voting power of all of the

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outstanding stock of the Company; or

(4)        An entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a person described in paragraph (iii)(A)(3).

For purposes of this paragraph (iii)(A), and except as otherwise provided, a person’s status is determined immediately after the transfer of assets.

(B)        For purposes of this paragraph (iii), gross fair market value means the value of all the Company assets, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

(iv)        For purposes of this Section ~~9~~11(c), persons shall be considered to be acting as a group if they are owners of an entity that enters into a merger, consolidation, purchase, or acquisition of assets, or similar business transaction with the Company. If a person, including an entity shareholder, owns stock in the Company and another entity with which the Company enters into a merger, consolidation, purchase, or acquisition of stock, or similar business transaction, such shareholder shall be considered to be acting as a group with the other shareholders in a corporation only to the extent of the ownership in that corporation prior to the transaction giving rise to the change and not with respect to the ownership interest in the other corporation. Persons shall not be considered to be acting as a group solely because they purchase or own stock of the Company at the same time, or as a result of the same public offering of the Company’s stock.

(d)    Code. The term “Code” means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

(e)    Covered Employee. The term “Covered Employee” means an Eligible Grantee who is, or who is anticipated to become, between the time of grant and payment of the Award, a “covered employee,” as such term is defined in Section 162(m)(3) of the Code (or any successor section thereof).

~~(e)~~ (f)    Eligible Grantee. The term “Eligible Grantee” shall mean any director, executive officer or employee of the Company or a Subsidiary, as determined by the Committee in its sole discretion. An Award may be granted to an employee or director, in connection with hiring, retention or otherwise, prior to the date the employee or director first performs services for the Company or the Subsidiaries, provided that such Award shall not become vested prior to the date the employee first performs such services or the director assumes his position.

~~(f)~~

(g)    Fair Market Value. For purposes of determining the “Fair Market Value” of a share of Stock as of any date, then the “Fair Market Value” as of that date shall be the closing sale price of the Stock on that date on the New York Stock Exchange.

~~(g)~~	~~Subsidiaries.~~

(h)    Performance Goals. The term “Performance Goals” means performance goals based on the attainment by the Company or any Subsidiary of the Company (or any division or business unit of any such entity), or any two or more of the foregoing, of performance goals pre-established by the Committee in its sole discretion, based on one or more of the following criteria, which shall not be required to be calculated in accordance with GAAP and which may be adjusted measures: (1) return on total stockholders’ equity; (2) earnings per share of Stock; (3) earnings before any or all of interest, taxes, minority interest, depreciation and amortization; (4) economic profit; (5) sales or revenues; (6) return on assets, capital or investment; (7) market share; (8) control of operating or non-operating expenses; (9) reductions in certain costs (including reductions in inventories or accounts receivable or reductions in operating expenses); (10) operating profit; (11) operating cash flow, (12) free cash flow, (13) return on capital or increase in pretax earnings; (14) net earnings; (15) margins; (16) market price of the Company’s securities; (17) pre-tax earnings; (18) net after-tax earnings per share; (19) working capital targets; (20) working capital and the ratio of sales to net working capital; (21) earnings before interest, taxes, depreciation and amortization (“EBITDA”); (22) sales of one or more products or service offerings; (23) control of operating and/or non-operating expenses (24) any combination of, or a specified increase in, any of the foregoing; and (25) general comparisons with other peer companies or industry groups or classifications with regard to one or more of the foregoing criteria. The relative weights of the criteria that comprise the Performance Goals shall be determined by the Committee in its sole discretion. In establishing the Performance Goals for a performance period, the Committee may establish different Performance Goals for individual Participants or groups of Participants. Subject to the

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CRYOLIFE, INC. | 2015 Proxy Statement

limitations in Section 5, the Committee in its sole discretion shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Subsidiary of the Company or the financial statements of the Company or any Subsidiary of the Company, in response to changes in applicable laws or regulations, including changes in generally accepted accounting principles or practices, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business, as applicable, or otherwise as the Committee deems appropriate. Performance Goals may include a threshold level of performance below which no Award will be earned, a level of performance at which the target amount of an Award will be earned and a level of performance at which the maximum amount of the Award will be earned. Solely for an Award not intended to constitute “qualified performance-based compensation” under Section 162(m) of the Code, the term “Performance Goals” shall also mean any other factors directly tied to the performance of the Company and/or one or more divisions and/or Subsidiaries or other performance criteria designated by the Committee.

(i)    Subsidiaries. The term “Subsidiary” means any present or future subsidiary corporation of the Company within the meaning of Section 424(f) of the Code, and any present or future business venture designated by the Committee in which the Company has a significant interest, as determined in the discretion of the Committee.

~~(h)~~ (j)    Stock. The term “Stock” shall mean shares of common stock of the Company.

SECTION ~~10~~ 12

GOVERNING LAW

This Plan shall be governed by, and construed in accordance with, the laws of the State of Georgia, except to the extent that the Florida Business Corporation Act shall be applicable.

B-15
CRYOLIFE, INC. | 2015 Proxy Statement

ADMISSION TICKET

2015 CryoLife, Inc. Annual Meeting of Stockholders

NON-TRANSFERABLE             May 20, 2015              NON-TRANSFERABLE

10:00 a.m.

CryoLife, Inc.

1655 Roberts Boulevard, NW

Kennesaw, Georgia 30144

Attendance at the Annual Meeting will be limited to stockholders as of the record date, their authorized proxy holders and guests of CryoLife.

Admission will be by ticket only.

If you are a beneficial owner (your shares are held in the name of a bank, broker, or other holder of record) and plan to attend the meeting, you can obtain an admission ticket in advance by writing to Roger T. Weitkamp, Assistant Secretary, CryoLife, Inc., 1655 Roberts Boulevard, NW, Kennesaw, Georgia 30144, (770) 419-3355. Please be sure to enclose proof of ownership such as a bank or brokerage account statement.

Stockholders who do not obtain tickets in advance may obtain them upon verification of ownership at the reception desk on the day of the meeting.

	0	¢

CRYOLIFE, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR USE AT THE ANNUAL MEETING ON MAY 20, 2015

The undersigned stockholder hereby appoints J. PATRICK MACKIN and ROGER T. WEITKAMP, or either of them, with full power of substitution, to act as proxy for, and to vote the stock of, the undersigned at the Annual Meeting of Stockholders of CRYOLIFE, INC. to be held on May 20, 2015, and any adjournments thereof.

The undersigned acknowledges receipt of Notice of the Annual Meeting and Proxy Statement, each dated April 20, 2015, and grants authority to said proxies, or their substitutes, and ratifies and confirms all that said proxies may lawfully do in the undersigned’s name, place, and stead. The undersigned instructs said proxies to vote as indicated below and in their discretion on any other matter that may properly come before the meeting or any adjournment of the meeting.

(Continued and to be signed on the reverse side)

¢ 1.1	14475	¢

ANNUAL MEETING OF STOCKHOLDERS OF

May 20, 2015

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.
MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.
IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER
ACCOUNT NUMBER

i  Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.  i

¢	20830030300000000000 8	052015

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES NAMED BELOW, “FOR” APPROVAL OF THE COMPENSATION PAID TO CRYOLIFE’S NAMED EXECUTIVE OFFICERS, “FOR” APPROVAL OF CERTAIN AMENDMENTS TO THE CRYOLIFE, INC.

SECOND AMENDED AND RESTATED 2009 STOCK INCENTIVE PLAN, AND “FOR” RATIFICATION OF ERNST & YOUNG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2015.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

						FOR	AGAINST	ABSTAIN
1. ELECTION OF DIRECTORS				2.

To approve, by non-binding vote, the compensation paid to CryoLife’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion.

						☐	☐	☐
☐ ☐ ☐	FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	NOMINEES: ¡ Thomas F. Ackerman ¡ James S. Benson ¡ Daniel J. Bevevino ¡ Ronald C. Elkins, M.D. ¡ J. Patrick Mackin ¡ Ronald D. McCall, Esq. ¡ Harvey Morgan ¡ Jon W. Salveson

				3.	To approve certain amendments to the CryoLife, Inc. Second Amended and Restated 2009 Stock Incentive Plan.	☐	☐	☐
				4.	To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm for the company for the fiscal year ending December 31, 2015.	☐	☐	☐
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●				5.	In their discretion, upon such other matters as may properly come before the meeting.

THE PROXIES SHALL VOTE AS SPECIFIED ABOVE, OR IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE LISTED NOMINEES, FOR APPROVAL OF THE COMPENSATION PAID TO CRYOLIFE’S NAMED EXECUTIVE OFFICERS, FOR APPROVAL OF CERTAIN AMENDMENTS TO THE CRYOLIFE, INC. SECOND AMENDED AND RESTATED 2009 STOCK INCENTIVE PLAN, AND IN FAVOR OF THE RATIFICATION OF ERNST & YOUNG LLP. SHOULD A NOMINEE BE UNABLE TO SERVE, THIS PROXY MAY BE VOTED FOR A SUBSTITUTE SELECTED BY THE BOARD OF DIRECTORS.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

¢	Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

¢

ANNUAL MEETING OF STOCKHOLDERS OF

May 20, 2015

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

i   Please detach along perforated line and mail in the envelope provided.i

¢	20830030300000000000 8	052015

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES NAMED BELOW, “FOR” APPROVAL OF THE COMPENSATION PAID TO CRYOLIFE’S NAMED EXECUTIVE OFFICERS, “FOR” APPROVAL OF CERTAIN AMENDMENTS TO THE CRYOLIFE, INC.

SECOND AMENDED AND RESTATED 2009 STOCK INCENTIVE PLAN, AND “FOR” RATIFICATION OF ERNST & YOUNG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2015.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

						FOR	AGAINST	ABSTAIN
1. ELECTION OF DIRECTORS				2.

To approve, by non-binding vote, the compensation paid to CryoLife’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion.

						☐	☐	☐
☐ ☐ ☐	FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	NOMINEES: ¡ Thomas F. Ackerman ¡ James S. Benson ¡ Daniel J. Bevevino ¡ Ronald C. Elkins, M.D. ¡ J. Patrick Mackin ¡ Ronald D. McCall, Esq. ¡ Harvey Morgan ¡ Jon W. Salveson

				3.	To approve certain amendments to the CryoLife, Inc. Second Amended and Restated 2009 Stock Incentive Plan.	☐	☐	☐
				4.	To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm for the company for the fiscal year ending December 31, 2015.	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●				5.	In their discretion, upon such other matters as may properly come before the meeting.

THE PROXIES SHALL VOTE AS SPECIFIED ABOVE, OR IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE LISTED NOMINEES, FOR APPROVAL OF THE COMPENSATION PAID TO CRYOLIFE’S NAMED EXECUTIVE OFFICERS, FOR APPROVAL OF CERTAIN AMENDMENTS TO THE CRYOLIFE, INC. SECOND AMENDED AND RESTATED 2009 STOCK INCENTIVE PLAN, AND IN FAVOR OF THE RATIFICATION OF ERNST & YOUNG LLP. SHOULD A NOMINEE BE UNABLE TO SERVE, THIS PROXY MAY BE VOTED FOR A SUBSTITUTE SELECTED BY THE BOARD OF DIRECTORS.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

¢	Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

¢